PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	SP Large Cap Value Portfolio
Diversified Bond Portfolio	SP LSV International Value Portfolio
Equity Portfolio	SP Mid Cap Growth Portfolio
Flexible Managed Portfolio	SP PIMCO High Yield Portfolio
Global Portfolio	SP PIMCO Total Return Portfolio
Government Income Portfolio	SP Prudential U.S. Emerging Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Growth Portfolio
Jennison Portfolio	SP Small Cap Value Portfolio
Money Market Portfolio	SP Strategic Partners Focused Growth Portfolio
Natural Resources Portfolio	SP T. Rowe Price Large Cap Growth Portfolio
Small Capitalization Stock Portfolio	SP William Blair International Growth Portfolio
Stock Index Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Value Portfolio	SP Balanced Asset Allocation Portfolio
SP AIM Core Equity Portfolio	SP Conservative Asset Allocation Portfolio
SP Davis Value Portfolio	SP Growth Asset Allocation Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
13	PRINCIPAL RISKS
17	EVALUATING PERFORMANCE
47	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
50	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
SP AIM Core Equity Portfolio
SP Davis Value Portfolio
SP Large Cap Value Portfolio
SP LSV International Value Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio
SP Small Cap Value Portfolio (1)
SP Strategic Partners Focused Growth Portfolio
SP T. Rowe Price Large Cap Growth Portfolio (2)
SP William Blair International Growth Portfolio
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
82	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts

(1)          Formerly, SP Goldman Sachs Small Cap Value Portfolio

(2)          Formerly, SP AllianceBernstein Large Cap Growth Portfolio

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Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
86	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
102	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
106	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
107	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       mortgage risk

•       prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       industry/sector risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2006 the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       liquidity risk

•       market risk

•       smaller company risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). The portfolio manager considers whether to sell a particular security when they believe the security no longer has above-average earnings growth potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       liquidity risk

•       leveraging risk

•       management risk

•       market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       foreign company risk

•       management risk

•       market risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP LSV International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is subadvised by LSV Asset Management (LSV).

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Advisors LLC (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap ™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap ™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses both bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as a top-down approach of diversification by industry and company while paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-dollar-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign curency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC (“Jennison”) believes have the potential for above-average growth. The Portfolio also may use derivatives to hedge or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP Small Cap Growth Portfolio

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Asset Management and Eagle Asset Management.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       smaller company risk

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

•       smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Jennison and AllianceBernstein L.P.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Up to 15% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       growth stock risk

•       leveraging risk

•       management risk

•       market risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

Prudential Investments LLC (“PI” or the “Manager”) may: (i) invest the assets of each SP Asset Allocation Portfolio in any Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (“AST”), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios), (ii) change allocations among Underlying Portfolios when deemed necessary or appropriate, and (iii) effect the rebalancing of SP Asset Allocation Portfolio assets when deemed necessary appropriate.

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*       Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                    These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

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*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                    These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***      The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.61% (1st quarter of 1996)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.51%	5.57%	5.81%
Lehman Brothers Government Bond Index**	2.65%	5.39%	5.94%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.32%	5.44%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***       The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***      The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield*  (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source:  iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.60% (4th quarter of 1997)

*                    These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	55.91%	23.74%	18.78%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	37.38%	16.90%	13.04%

*                            The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                     The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***              The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

*                            These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	7.26%	10.20%	11.88%
S&P SmallCap 600 Index**	7.68%	10.76%	12.16%
Lipper Variable Insurance Products (VIP) SmallCap Core Funds Average***	5.35%	8.21%	10.77%

*                            The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                     The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***              The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                            These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                            The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                     The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***              The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***       The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses .

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I shares.

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.63%	-1.59%	-4.65%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Index***	6.27%	1.07%	-0.81%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-1.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.52%	3.78%	3.91%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	5.42%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	3.95%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	6.64%	3.99%	4.71%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Large- Cap Value Funds Average****	4.82%	2.95%	3.95%
Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average****	6.30%	4.87%	5.42%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

SP LSV International Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	13.77%	1.61%	0.51%
MSCI EAFE Index**	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Value Funds Average***	13.16%	5.28%	5.92%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.26%	-5.64%	-5.76%
Russell Midcap Index**	12.65%	8.45%	7.29%
Russell Midcap Growth Index***	12.10%	1.38%	3.67%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%	-3.95%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average****	10.80%	-2.37%	-6.18%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.03%	7.71%	7.68%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index**	2.74%	8.39%	6.58%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint***	3.39%	8.28%	7.08%
Lehman Brothers Intermediate BB Corporate Bond Index****	2.81%	7.52%	7.13%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.55%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Merrill Lynch U.S. High Yield Master II BB-B Rated Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio no longer uses this index.

***       The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed from the Merrill Lynch U.S. High Yield Master II BB-B Rated Index to the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint because the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint better reflects the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****     The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.39%	6.28%	6.96%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.42%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	6.07%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	17.77%	2.56%
S&P MidCap 400 Index**	12.56%	8.60%
Russell Midcap Growth Index***	12.10%	1.38%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

SP Small Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.48%	-4.61%	-7.52%
Russell 2000 Index**	4.55%	8.22%	6.36%
Russell 2000 Growth Index***	4.15%	2.28%	-2.13%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average****	7.50%	1.06%	-2.05%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.61%	8.21%	9.98%
Russell 2500 Index**	8.11%	9.14%	7.91%
Russell 2000 Value Index***	4.71%	13.55%	14.55%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average****	7.56%	13.83%	14.03%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average****	5.35%	8.21%	7.40%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*       These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	15.29%	0.28%
S&P 500 Index**	4.91%	0.54%
Russell 1000 Growth Index***	5.26%	-3.58%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***      The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future. T. Rowe Price began managing the Portfolio on December 5, 2005. Performance prior to this time is attributable to other portfolio managers.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.64%	-2.06%	-4.81%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Growth Index***	5.26%	-3.58%	-7.73%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%	-6.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	16.39%	-1.16%
MSCI EAFE Index**	13.54%	4.55%
Lipper Variable Insurance Products (VIP) Growth Funds Average***	15.36%	2.23%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	10.48%	1.46%	0.07%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Aggressive Growth AA Custom Blended Index***	9.23%	4.45%	2.82%
Current Aggressive Growth AA Custom Blended Index***	7.64	2.21	0.55
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***      Prior Aggressive Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap Growth Index (17.5%), and the MSCI EAFE Index (30%). Current Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MCSI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	7.60%	4.05%	3.56%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Balanced AA Custom Blended Index***	6.10%	4.78%	3.84%
Current Balanced AA Custom Blended Index***	5.63%	4.01%	3.21%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	2.93%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Balanced AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers U.S. Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). Current Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (12%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.91%	4.76%	4.67%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Conservative AA Custom Blended Index***	3.98%	4.97%	4.54%
Current Conservative AA Custom Blended Index***	4.58%	4.74%	4.38%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.84%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Conservative AA Custom Blended Index consists of the Russell 1000 Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). Current Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (8%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

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*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.24%	2.95%	1.89%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Growth AA Custom Blended Index***	7.94%	4.68%	3.38%
Current Growth AA Custom Blended Index***	6.64%	3.16%	1.93%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%) the Lehman Brothers Aggregate Bond Index (12.5%) the Lehman Brothers Intermediate BB Index (7.5%), and the MSCI EAFE Index (20%). Current Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (16%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)		Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%		None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40		None	0.05	0.45
Equity Portfolio	N/A	0.45		None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60		None	0.03	0.63
Global Portfolio	N/A	0.75		None	0.07	0.82
Government Income Portfolio	N/A	0.40		None	0.07	0.47
High Yield Bond Portfolio	N/A	0.55		None	0.03	0.58
Jennison Portfolio	N/A	0.60		None	0.03	0.63
Money Market Portfolio	N/A	0.40		None	0.05	0.45
Natural Resources Portfolio	N/A	0.45		None	0.04	0.49
Small Capitalization Stock Portfolio	N/A	0.40		None	0.06	0.46
Stock Index Portfolio	N/A	0.35		None	0.03	0.38	(1)
Value Portfolio	N/A	0.40		None	0.03	0.43
SP AIM Core Equity Portfolio	N/A	0.85		None	0.43	1.28	(2)
SP Davis Value Portfolio	N/A	0.75		None	0.07	0.82
SP Large Cap Value Portfolio	N/A	0.80		None	0.03	0.83
SP LSV International Value Portfolio	N/A	0.90		None	0.16	1.06	(2)(3)
SP Mid Cap Growth Portfolio	N/A	0.80		None	0.22	1.02	(2)
SP PIMCO High Yield Portfolio	N/A	0.60		None	0.07	0.67
SP PIMCO Total Return Portfolio	N/A	0.60		None	0.02	0.62
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60		None	0.20	0.80
SP Small Cap Growth Portfolio	N/A	0.95		None	0.10	1.05
SP Small Cap Value Portfolio	N/A	0.90		None	0.07	0.97
SP Strategic Partners Focused Growth Portfolio	N/A	0.90		None	0.24	1.14	(2)(3)
SP T. Rowe Price Large Cap Growth Portfolio	N/A	0.90		None	0.26	1.16	(2)(3)
SP William Blair International Growth Portfolio	N/A	0.85		None	0.13	0.98
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.83	(4)	None	0.09	0.92	(5)
SP Balanced Asset Allocation Portfolio	N/A	0.75	(4)	None	0.10	0.85	(5)
SP Conservative Asset Allocation Portfolio	N/A	0.74	(4)	None	0.04	0.78	(5)
SP Growth Asset Allocation Portfolio	N/A	0.79	(4)	None	0.09	0.88	(5)

(1)          The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below). The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:
0.35% up to and including $4 billion; and
0.30% over $4 billion.

(2)          The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements (the “Arrangements”). The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were as follows: 1.00% for SP AIM Core Equity Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.06% for SP T. Rowe Price Large Cap Growth Portfolio and 1.07% for the SP Strategic Partners Focused Growth Portfolio. The SP LSV International Value Portfolio had an Arrangement in place that did not affect the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005.

(3)          Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been as follows: 1.06% for SP T. Rowe Price Large Cap Growth Portfolio, 1.10% for SP LSV International Value Portfolio and 1.25% for the SP Strategic Partners Focused Growth Portfolio. The Arrangements for SP AIM Core Equity Portfolio and SP Mid Cap Growth Portfolio were neither modified nor eliminated as of January 1, 2006.

(4)          Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005 plus a 0.05% annual management fee paid to the Manager. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Manager.

(5)          Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to the Manager, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, and (c) the 0.05% fee paid to the Manager.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	46	144	252	567
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
Government Income Portfolio	48	151	263	591
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Money Market Portfolio	46	144	252	567
Natural Resources Portfolio	50	157	274	616
Small Capitalization Stock Portfolio	47	148	258	579
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542
SP AIM Core Equity Portfolio	130	406	702	1,545
SP Davis Value Portfolio	84	262	455	1,014
SP Large Cap Value Portfolio	85	265	460	1,025
SP LSV International Value Portfolio	108	337	585	1,294
SP Mid Cap Growth Portfolio	104	325	563	1,248
SP PIMCO High Yield Portfolio	68	214	373	835
SP PIMCO Total Return Portfolio	63	199	346	774
SP Prudential U.S. Emerging Growth Portfolio	82	255	444	990
SP Small Cap Growth Portfolio	107	334	579	1,283
SP Small Cap Value Portfolio	99	309	536	1,190
SP Strategic Partners Focused Growth Portfolio	116	362	628	1,386
SP T. Rowe Price Large Cap Growth Portfolio	118	368	638	1,409
SP William Blair International Growth Portfolio	100	312	542	1,201
SP Aggressive Growth Asset Allocation Portfolio	94	293	509	1,131
SP Balanced Asset Allocation Portfolio	87	271	471	1,049
SP Conservative Asset Allocation Portfolio	80	249	433	966
SP Growth Asset Allocation Portfolio	90	281	488	1,084

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities—in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes.

•       Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•       Forward foreign currency exchange contracts and foreign currency futures contracts.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•      Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions. Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of January 31, 2006, the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on equity securities and stock indexes.

•       Purchase and sell stock index futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•      Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S. Government, securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The value of such securities fluctuates inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue certain types of investment strategies and/or invest in certain types of securities including but not limited to the following:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.

•       Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

•       Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions without liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•       Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

•       Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

•       Purchase and sell stock index futures contracts and related options on stock index futures; and purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Preferred stock, convertible debt and convertible preferred stock.

•       Forward foreign currency exchange contracts.

•       Restricted securities.

•       Repurchase agreements.

•       Dollar rolls.

•       Warrants.

•       When-issued and delayed delivery securities.

•       Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•       Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•       U.S. Government securities.

•       Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•       Proven track record

•       Significant personal ownership in business

•       Intelligent allocation of capital

•       Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•       Strong balance sheet

•       Low cost structure/low debt

•       High after-tax returns on capital

•       High quality of earnings

Strategic Positioning for the Long Term

•       Non-obsolete products/services

•       Dominant or growing market share in a growing market

•       Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of

$5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Preferred stock and bonds that have attached warrants.

•       Convertible debt and convertible preferred stock.

•       Asset-backed securities.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Swaps.

•       Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), and Dreman Value Management LLC (Dreman). J.P. Morgan, Hotchkis and Wiley, and Dreman are each responsible for managing approximately 50%, 20% and 30%, respectively, of the Portfolio’s assets.

SP LSV International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in equity securities of companies represented in the MSCI EAFE Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Convertible securities.

•       Warrants.

•       Foreign securities.

•       Options (on stock, debt, stock indices, foreign currencies, and futures).

•       Futures contracts.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       Loan participations.

•       Reverse repurchase agreements.

•       Dollar rolls.

•       When-issued and delayed delivery securities

•       Short sales.

•       Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by LSV Asset Management. Prior to November 22, 2004, the Portfolio was managed by Deutsche Asset Management Investment Services Limited.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2005, the top of the Russell Midcap™ Growth Index range was approximately $18.438 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also utilize various strategies and invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities and strategies:

•       Corporate debt.

•       Lower-rated bonds.

•       U.S. Government securities.

•       Variable and floating rate obligations.

•       Zero coupon bonds.

•       Deferred interest bonds.

•       PIK bonds.

•       Depository receipts.

•       Emerging markets equity securities.

•       Forward contracts.

•       Futures contracts.

•       Securities issued by investment companies.

•       Options (on currencies, futures, securities, and stock indices).

•       Repurchase agreements.

•       Restricted securities.

•       Short sales and short sales against-the-box.

•       Short-term debt.

•       Warrants.

•       When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Advisors LLC.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high-yield” or “junk” bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Event-linked bonds.

•       Inflation-indexed bonds issued by both governments and corporations.

•       Convertible debt and convertible preferred stock securities.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

•       Repurchase Agreements and Reverse repurchase agreements.

•       Dollar rolls.

•       Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

•       Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high-yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Forward foreign currency exchange contracts.

•       Event-linked bonds.

•       Convertible debt and convertible preferred stock.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis, and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•       Repurchase Agreements and Reverse Repurchase Agreements.

•       Dollar rolls.

•       Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•       Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2005, this number was approximately $14.6 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Foreign currency forward contracts.

•       Derivative strategies.

•       Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•       Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•       Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•       Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2005 and 2004, the Portfolio’s turnover rates were 142% and 212% respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison.

SP Small Cap Growth Portfolio

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers’ estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•       Repurchase agreements.

•       Debt securities.

•       Convertible securities

•       High yield or “junk” bonds.

•       Warrants.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       When-issued and delayed delivery securities.

•       Short sales against-the-box.

•       U.S. Government securities.

•       Brady Bonds.

•       Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle). Neuberger Berman and Eagle are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to May 1, 2005, the Portfolio was managed on an interim basis by BlackRock Advisors, Inc. from January 31, 2005 to April 30, 2005. Prior to January 31, 2005, the Portfolio was managed by State Street Research and Management Company.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

•       Well-positioned businesses that have:

i.                    Attractive returns on capital;

ii.                Sustainable earnings and cash flow;

iii.            Strong company management focused on long-term returns to shareholders;

•       Attractive valuation opportunities where:

i.                    The intrinsic value of the business is not reflected in the stock price.

Price and Prospects.   All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity.   Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM’s proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.”   GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio’s investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the manager looks for “value” attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio’s industry or sector focus, or SaBAM’s individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivative strategies to reduce certain risks of its investments and to enhance income.

•       Purchase and sell options on equity securities or stock indices.

•       Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•       Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•       Forward foreign currency exchange contracts.

•       Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•       Swaps.

•       Repurchase agreements.

•       REITs.

•       Private Investments in Public Equity “PIPES.”

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. (“GSAM”) and Salomon Brothers Asset Management Inc. (“SaBAM”). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. From January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio’s assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large capitalization — although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein’s portion of the portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund’s portfolio.

Jennison’s portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•       Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•       Purchase put and call options and write (sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•       Short sales.

•       Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•       Nonconvertible preferred stocks.

•       Convertible debt and convertible preferred stock.

•       American Depositary Receipts (ADRs).

•       Warrants and rights that can be exercised to obtain stock.

•       Investments in various types of business ventures, including partnerships and joint ventures.

•       Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison and AllianceBernstein L.P.

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities (up to 15% of the Portfolio’s total assets), including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell exchange-traded index options and stock index future contracts.

•       Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•       Short sales against-the-box of up to 15% of net Portfolio assets.

•       Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

In pursuing its investment objective T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates, Inc. AllianceBernstein served as a subadviser to the Portfolio from inception to December 5, 2005.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

•       the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•       the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or

•       the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). AST is an open-end management investment company co-managed by the Manager and its affiliate, American Skandia Investment Services, Inc. under a manager-of-managers approach. Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes. The Fund may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940. If such relief is granted, the SP Asset Allocation Portfolios may invest in other securities, including exchange traded funds and derivatives.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*                                 Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

Up to 100% of an SP Asset Allocation Portfolio’s assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Directors of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please refer to their investment summaries included in this Prospectus. For more information on the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please see below.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection. The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST LSV International Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This Portfolio’s investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security—for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
SP AIM Core Equity	0.85
SP Davis Value	0.75
SP Large Cap Value	0.80
SP LSV International Value	0.90
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP Small Cap Growth	0.95
SP Small Cap Value	0.90
SP Strategic Partners Focused Growth	0.90
SP T. Rowe Price Large Cap Growth	0.90
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.83	*
SP Balanced Asset Allocation	0.75	*
SP Conservative Asset Allocation	0.74	*
SP Growth Asset Allocation	0.79	*

*                                 Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, plus a 0.05% annual management fee paid to the Investment Adviser. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Investment Adviser.

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the SP AIM Core Equity Portfolio. AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 148 investment portfolios as of December 31, 2005, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2005, AIM Capital and its affiliates managed approximately $128 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AllianceBernstein L.P. (AllianceBernstein) serves as the subadviser for a portion of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein’s success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients — large institutions, private clients and individual mutual fund investors. AllianceBernstein’s assets under management totaled $579 billion, as of December 31, 2005. The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings LLC. As of December 31, 2005, Calamos managed approximately $44 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 2020 Calamous Court, Naperville, Illinois 60563-2787.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2005, Davis managed approximately $72 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (Dreman) serves as subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. As of December 31, 2005, Dreman had approximately $14.5 billion under management Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

Eagle Asset Management (Eagle) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 44 investment professionals, and has approximately $11.5 billion in assets under management as of December 31, 2005. The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $496.1 billion in assets as of December 31, 2005. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are primarily employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is Stephens Group, Inc., a diversified holding company. As of December 31, 2005, Hotchkis and Wiley had over $29.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan and its affiliated companies had approximately $846 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Neuberger Berman Management, Inc. (Neuberger Berman) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). LBHI, which trades on the New York Stock Exchange under the ticker symbol “LEH” through its subsidiaries (LBHI and its subsidiaries collectively “Lehman Brothers”), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management as of December 31, 2005. The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•       Diversified Conservative Growth Portfolio (portion)

•       SP PIMCO Total Return Portfolio

•       SP PIMCO High Yield Portfolio.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. As of December 31, 2005, PIMCO managed over $594.1 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp and Richard Piccirillo of PIM-Fixed Income co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist at PIM-Fixed Income. He has managed the Portfolio since 2003. Mr. Tipp is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, US Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

Richard Piccirillo, Vice President and portfolio manager for PIM-Fixed Income’s US Liquidity Team, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 15 years of investment experience.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Natural Resources Portfolio

David A. Kiefer, CFA, and Michael A. Del Balso are the portfolio managers of the Portfolio. Mr. Kiefer generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios. Wai C. Chiang is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results. Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From

1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP AIM Core Equity Portfolio

Ronald S. Sloan, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Portfolio. He has been responsible for the Portfolio since 2002. Mr. Sloan joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund’s portfolio, but do not have day-to-day management responsibilities with respect to the fund’s portfolio. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994. Mr. Dimig, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 2002. Mr. Zingone has managed the Portfolio since January 2004. Mr. Chen has managed the Portfolio since May 2005. Mr. Dimig has managed the Portfolio since January 2006.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and subadviser to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Portfolio managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio’s assets. Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004. This list does not include all members of the investment team.

Sheldon Lieberman — Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

George Davis — Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Joe Huber — Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna — Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Portfolio. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Stan Majcher — Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

David N. Dreman and Nelson Woodard are the portfolio managers for the portion of the Portfolio managed by Dreman.

David N. Dreman.   Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•       Began investment career in 1957.

•       Founder, Dreman Value Management, L.L.C.

•       Mr. Dreman will serve as the lead portfolio manager.

•       Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm’s Chief Investment Officer. Dreman Value Management, L.L.C., with $11 billion under management, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund’s inception in March 18, 1988. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard.   Co-Lead Portfolio Manager. Began investment career in 1985.

•       PhD, University of Virginia.

•       Mr. Woodard will serve as the co-lead portfolio manager.

•       Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a

Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

SP LSV International Value Portfolio

The Portfolio is co-managed by Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok, Vishny and Vermeulen have managed the Portfolio since LSV became the Portfolio’s subadviser in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

SP Mid Cap Growth Portfolio

John P. Calamos, President, CEO and Co-Chief Investment Officer of Calamos, Nick P. Calamos, Senior Executive Vice President and Co-Chief Investment Officer of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is a Managing Director, portfolio manager and senior member of PIMCO’s investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations and heads the global high yield business for PIMCO. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has twenty years of investment management experience and holds a bachelor’s degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

SP PIMCO Total Return Portfolio

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since July 2000.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman. Mr. Fasciano has been a managing director of Neuberger Berman since 2001. From 1986 through 2001, Mr. Fasciano was President of Fasciano Company, Inc. From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation. Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management. Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst, and has been a Senior Vice President of Eagle since April 1995. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc. where he was Chairman of the Raymond James Focus Committee.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, David Berdon, Scott Carroll, Kelly Flynn, and Edward Perkin.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager

Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager

Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin & Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

David Berdon: Vice President; Portfolio Manager

David is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs Asset Management in 2001, David was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc., and a Principal Consultant at Diamond Technology Partners. Prior to that, he was an Analyst at Chase Manhattan Bank and Morgan Stanley. David has eight years of industry experience. He received a BA in Government and Law from Lafayette College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Dolores Bamford, CFA: Managing Director; Portfolio Manager

Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager

Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

Kelly Flynn: Vice President; Portfolio Manager

Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Edward Perkin: Vice President; Portfolio Manager

Edward is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Edward joined Goldman Sachs Asset Management in 2002. Previously, Edward worked in research at Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a Senior Research Analyst at Fiserv. Edward has 10 years of industry experience. He received a BA from the University of California, Santa Barbara and an MBA from Columbia Business School.

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr. Hable has more than 22 years of investment industry experience and is a managing director of SaBAM. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania’s Wharton School of Finance. He has been with SaBAM since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas generally has final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP T. Rowe Price Large Cap Growth Portfolio (formerly SP AllianceBernstein Large Cap Growth Portfolio)

Robert W. Sharps is responsible for the day-to-day management of the Portfolio since December 2005. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst designation and Certified Public Accountant accreditation.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart.  The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Calculated based upon weighted average shares outstanding during the year.

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02
Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31
Total from investment operations	.29	.36	.31	1.38	.96
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—
Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)
Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26
Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Calculated based upon average shares during the year.

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.88	$27.49	$22.35	$19.11	$23.59
Income (Loss) From Investment Operations:
Net investment income	0.33	0.19	0.25	0.09	0.43
Net realized and unrealized gains (losses) on investments	16.27	6.28	7.38	3.52	(2.89)
Total from investment operations	16.60	6.47	7.63	3.61	(2.46)
Less Dividends and Distributions:
Dividends from net investment income	— (b)	(1.00)	(0.98)	(0.12)	(0.55)
Distributions from net realized gains	(3.02)	(1.08)	(1.51)	(0.25)	(1.47)
Total dividends and distributions	(3.02)	(2.08)	(2.49)	(0.37)	(2.02)
Net Asset Value, end of year	$45.46	$31.88	$27.49	$22.35	$19.11
Total Investment Return(a)	55.91%	25.17%	39.00%	18.92%	(10.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,016.3	$622.6	$498.7	$379.2	$336.1
Ratios to average net assets:
Expenses	0.49%	0.51%	0.51%	0.50%	0.52%
Net investment income	0.66%	0.49%	0.80%	0.47%	1.94%
Portfolio turnover rate	59%	24%	24%	37%	23%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)    Amount is less than $0.01 per share.

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.33	$17.64	$12.91	$15.48	$17.11
Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.07	0.06	0.06
Net realized and unrealized gains (losses) on investments	1.30	3.75	4.82	(2.31)	0.67
Total from investment operations	1.43	3.87	4.89	(2.25)	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.07)	(0.13)	(0.08)
Distributions from net realized gains	(1.25)	(0.07)	(0.09)	(0.19)	(2.28)
Total dividends and distributions	(1.38)	(0.18)	(0.16)	(0.32)	(2.36)
Net Asset Value, end of year	$21.38	$21.33	$17.64	$12.91	$15.48
Total Investment Return(a)	7.26%	22.04%	38.27%	(14.92)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$738.3	$743.2	$619.9	$467.4	$611.1
Ratios to average net assets:
Expenses	0.46%	0.47%	0.48%	0.46%	0.48%
Net investment income	0.62%	0.62%	0.47%	0.40%	0.52%
Portfolio turnover rate	16%	18%	15%	17%	23%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Calculated based upon weighted average shares outstanding during the year.

(c)             Less than $0.005 per share.

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.36	$6.80	$5.52	$6.51	$8.41
Income From Investment Operations:
Net investment income (loss)	0.07	0.08	0.04	0.02	— (c)
Net realized and unrealized gains (losses) on investments	0.27	0.51	1.26	(1.01)	(1.90)
Total from investment operations	0.34	0.59	1.30	(0.99)	(1.90)
Less Dividends:
Dividends from net investment income	(0.08)	(0.03)	(0.02)	—	—
Net Asset Value, end of year	$7.62	$7.36	$6.80	$5.52	$6.51
Total Investment Return(a)	4.63%	8.79%	23.69%	(15.21)%	(22.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$34.2	$31.8	$22.8	$13.9	$10.2
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.98%	1.27%	0.70%	0.45%	(0.02)%
Portfolio turnover rate	69%	68%	37%	116%	65%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)    Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.28% and 0.70%, respectively, for the year ended December 31, 2005, 1.48% and 0.79%, respectively, for the year ended December 31, 2004, and 1.72% and (0.02)%, respectively for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001.

(c)    Less than $0.005 per share.

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.98	$9.80	$7.62	$9.04		$10.15
Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.05		0.05
Net realized and unrealized gains (losses) on investments	0.82	1.12	2.18	(1.47)		(1.11)
Total from investment operations	0.91	1.22	2.23	(1.42)		(1.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.05)	—	(c)	(0.05)
Distributions from net realized gains	(1.11)	—	—	—		—
Total dividends and distributions	(1.21)	(0.04)	(0.05)	—		(0.05)
Net Asset Value, end of year	$10.68	$10.98	$9.80	$7.62		$9.04
Total Investment Return(a)	9.52%	12.53%	29.40%	(15.70)%		(10.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$311.7	$285.5	$391.2	$165.0		$94.4
Ratios to average net assets:
Expenses	0.82%	0.82%	0.82%	0.83	%(b)	0.83	%(b)
Net investment income	0.87%	0.89%	0.80%	0.82	%(b)	0.64	%(b)
Portfolio turnover rate	14%	34%	7%	22%		17%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)    Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002 and 1.03% and 0.43%, respectively, for the year ended December 31, 2001.

(c)    Less than $0.005 per share.

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2005	2004(d)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.56	$9.90	$7.81		$9.44		$10.44
Income From Investment Operations:
Net investment income	0.16	0.16	0.09		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.58	1.58	2.00		(1.62)		(0.99)
Total from investment operations	0.74	1.74	2.09		(1.54)		(0.90)
Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	—		(0.09)		(0.10)
Dividends from net realized gains	(0.30)	—	—		—		—
Tax Return of Capital	—	—	—		—	(c)	—
Total distributions	(0.40)	(0.08)	—		(0.09)		(0.10)
Net Asset Value, end of year	$11.90	$11.56	$9.90		$7.81		$9.44
Total Investment Return(a)	6.64%	17.75%	26.76%		(16.37)%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$833.1	$601.4	$72.9		$38.3		$23.7
Ratios to average net assets:
Expenses	0.83%	0.86%	0.90	%(b)	0.90	%(b)	0.90	%(b)
Net investment income	1.53%	1.53%	1.32	%(b)	1.22	%(b)	1.18	%(b)
Portfolio turnover rate	62%	77%	73%		96%		61%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)    Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, and 1.98% and 0.10%, respectively, for the year ended December 31, 2001.

(c)    Less than $0.005 per share.

(d)    Calculated based upon weighted average shares outstanding during the year.

Financial Highlights

	SP LSV International Value Portfolio
	Year Ended December 31,
	2005(c)	2004		2003(c)		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.84	$7.67		$6.08		$7.35		$9.44
Income From Investment Operations:
Net investment income	0.17	0.04		0.06		0.04		0.05
Net realized and unrealized gains (losses) on investments	0.94	1.17		1.58		(1.31)		(2.09)
Total from investment operations	1.11	1.21		1.64		(1.27)		(2.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.05)		—		(0.05)
Dividends from net realized gains	(0.83)	—		—		—		—
Total dividends and distributions	(0.87)	(0.04)		(0.05)		—		(0.05)
Net Asset Value, end of year	$9.08	$8.84		$7.67		$6.08		$7.35
Total Investment Return(a)	13.77%	15.80%		27.37%		(17.17)%		(22.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.3	$240.7		$119.9		$46.4		$24.7
Ratios to average net assets:
Expenses	1.06%	1.10	%(b)	1.10	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	2.08%	0.69	%(b)	0.89	%(b)	0.55	%(b)	0.61	%(b)
Portfolio turnover rate	18%	159%		87%		141%		155%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)    Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, and 3.27% and (1.56)%, respectively, for the year ended December 31, 2001.

(c)    Calculated based upon weighted average shares outstanding during the period.

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.73	$4.09	$7.62	$9.69
Income From Investment Operations:
Net investment (loss)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	0.39	1.15	1.66	(3.51)	(2.01)
Total from investment operations	0.36	1.12	1.64	(3.53)	(2.02)
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	—	—	—	—	(0.04)
Total distributions	—	—	—	—	(0.05)
Net Asset Value, end of year	$7.21	$6.85	$5.73	$4.09	$7.62
Total Investment Return(a)	5.26%	19.55%	40.10%	(46.33)%	(20.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$152.9	$107.5	$58.9	$18.3	$15.9
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment (loss)	(0.56)%	(0.68)%	(0.73)%	(0.59)%	(0.20)%
Portfolio turnover rate	94%	79%	73%	255%	93%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (0.58)%, respectively, for the year ended December 31, 2005, 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001.

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.67	$10.53	$9.17	$9.81	$10.02
Income From Investment Operations:
Net investment income	0.68	0.69	0.65	0.64	0.59
Net realized and unrealized gains (losses) on investments	(0.27)	0.25	1.36	(0.64)	(0.21)
Total from investment operations	0.41	0.94	2.01	—	0.38
Less Distributions:
Dividends from net investment income	(0.68)	(0.70)	(0.65)	(0.64)	(0.59)
Dividends from net realized gains	(0.15)	(0.10)	—	—	—
Total distributions	(0.83)	(0.80)	(0.65)	(0.64)	(0.59)
Net Asset Value, end of year	$10.25	$10.67	$10.53	$9.17	$9.81
Total Investment Return(a)	4.03%	9.32%	22.41%	0.15%	3.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$368.6	$312.5	$248.2	$112.2	$52.0
Ratios to average net assets:
Expenses	0.67%	0.68%	0.72%	0.82%	0.82	%(b)
Net investment income	6.65%	6.68%	6.97%	7.79%	7.44	%(b)
Portfolio turnover rate	89%	53%	74%	108%	105%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001.

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.68	$11.54	$11.41	$10.70	$10.40
Income From Investment Operations:
Net investment income	0.37	0.22	0.23	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.10)	0.36	0.43	0.71	0.57
Total from investment operations	0.27	0.58	0.66	0.99	0.89
Less Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.28)	(0.28)	(0.34)
Dividends from net realized gains	(0.20)	(0.21)	(0.25)	— (c)	(0.25)
Total distributions	(0.74)	(0.44)	(0.53)	(0.28)	(0.59)
Net Asset Value, end of year	$11.21	$11.68	$11.54	$11.41	$10.70
Total Investment Return(a)	2.39%	5.28%	5.85%	9.39%	8.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,538.2	$1,099.0	$839.1	$471.7	$147.0
Ratios to average net assets:
Expenses	0.62%	0.65%	0.65%	0.67%	0.76	%(b)
Net investment income	3.62%	2.01%	2.19%	3.02%	3.69	%(b)
Portfolio turnover rate	590%	590%	656%	574%	718%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001.

(c)    Less than $0.005 per share.

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.07	$6.65	$4.68	$6.89		$8.38
Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.05)	(.02)	(.02)		(.01)
Net realized and unrealized gains (losses) on investments	1.16	1.47	1.99	(2.19)		(1.48)
Total from investment operations	1.14	1.42	1.97	(2.21)		(1.49)
Less Dividends and Distributions:
Dividends from net investment income	— (c)	—	—	—		—
Distributions from net realized gains	(1.34)	— (c)	—	—		—
Total dividends and distributions	(1.34)	— (c)	—	—		—
Net Asset Value, end of year	$7.87	$8.07	$6.65	$4.68		$6.89
Total Investment Return(a)	17.77%	21.39%	42.09%	(32.08)%		(17.78)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$194.8	$128.3	$170.0	$51.0		$31.2
Ratios to average net assets:
Expenses	.80%	.78%	.80%	.90	%(b)	.90	%(b)
Net investment loss	(.28)%	(.53)%	(.56)%	(.48	)%(b)	(.37	)%(b)
Portfolio turnover rate	142%	212%	213%	299%		258%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been ..98% and (.56)%, respectively, for the year ended December 31, 2002, 1.41% and (.88)%, respectively, for the year ended December 31, 2001.

(c)             Less than $0.005 per share.

Financial Highlights

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.52	$4.84		$6.94		$8.38
Income From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	1.71		(2.07)		(1.42)
Total from investment operations	0.16	(0.06)	1.68		(2.10)		(1.44)
Net Asset Value, end of year	$6.62	$6.46	$6.52		$4.84		$6.94
Total Investment Return(a)	2.48%	(.92)%	34.71%		(30.26)%		(17.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.7	$184.1	$35.0		$12.5		$8.4
Ratios to average net assets(b):
Expenses	1.05%	1.09%	1.15	%(b)	1.15	%(b)	1.15	%(b)
Net investment loss	(0.44)%	(.82)%	(0.72	)%(b)	(0.73	)%(b)	(0.28	)%(b)
Portfolio turnover rate	192%	240%	122%		109%		83%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001.

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.51	$12.88	$9.68	$11.36		$11.13
Income From Investment Operations:
Net investment income	0.07	0.08	0.02	0.05		0.08
Net realized and unrealized gains (losses) on investments	0.52	2.57	3.18	(1.68)		0.26
Total from investment operations	0.59	2.65	3.20	(1.63)		0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.02)	— (c)	(0.05)		(0.11)
Dividends from net realized gains	(1.75)	— (c)	—	—		—
Total dividends and distributions	(1.83)	(0.02)	0.00	(0.05)		(0.11)
Net Asset Value, end of year	$14.27	$15.51	$12.88	$9.68		$11.36
Total Investment Return(a)	4.61%	20.69%	33.11%	(14.38)%		3.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350.7	$393.3	$250.6	$99.2		$47.4
Ratios to average net assets:
Expenses	0.97%	0.96%	1.04%	1.05	%(b)	1.05	%(b)
Net investment income	0.49%	0.69%	0.37%	0.69	%(b)	1.08	%(b)
Portfolio turnover rate	119%	127%	90%	116%		89%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, and 1.56% and 0.57%, respectively, for the year ended December 31, 2001.

(c)             Less than $0.005 per share.

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2005		2004		2003		2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.00		$6.33		$5.03		$6.73		$7.94
Income From Investment Operations:
Net investment loss	(0.03)		—	(b)	(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.10		0.67		1.31		(1.69)		(1.20)
Total from investment operations	1.07		0.67		1.30		(1.70)		(1.21)
Net Asset Value, end of year	$8.07		$7.00		$6.33		$5.03		$6.73
Total Investment Return(a)	15.29%		10.58%		25.84%		(25.26)%		(15.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3		$30.1		$21.6		$10.8		$7.7
Expenses	1.07	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)
Net investment loss	(0.44	)%(d)	(0.01	)%(d)	(0.28	)%(d)	(0.30	)%(d)	(0.16	)%(d)
Portfolio turnover rate	110%		84%		93%		62%		116%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Less than $0.005 per share

(c)             Calculated based upon weighted average shares outstanding during the year.

(d)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14 and (0.51)%, respectively, for the year ended December 31, 2005, 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002 and 2.61% and (1.76)%, respectively, for the year ended December 31, 2001.

Financial Highlights

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2005		2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.61		$6.23	$5.03	$7.31		$8.55
Income From Investment Operations:
Net investment income (loss)	(0.03)		(0.01)	0.00 (c)	(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.13		0.39	1.20	(2.27)		(1.23)
Total from investment operations	1.10		0.38	1.20	(2.28)		(1.24)
Less Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		—	—	—		—
Tax return of capital distributions	—		—	—	—		—	(c)
Total distributions	—		—	—	—		—	(c)
Net Asset Value, end of year	$7.71		$6.61	$6.23	$5.03		$7.31
Total Investment Return(a)	16.64%		6.10%	23.86%	(31.19)%		(14.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$73.8		$65.7	$146.5	$57.7		$35.9
Ratios to average net assets:
Expenses	1.06	%(b)	1.08%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income (loss)	(0.38	)%(b)	(0.14)%	(0.11)%	(0.27	)%(b)	(0.08	)%(b)
Portfolio turnover rate	144%		122%	38%	34%		47%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the expense and net investment loss ratios would have been 1.16% and (0.48)%, respectively, for the year ended December 31, 2005, 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively and for the year ended December 31, 2001.

(c)             Less than $0.005 per share.

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.89	$4.22	$5.45		$8.50
Income From Investment Operations:
Net investment income (loss)	0.04	0.02	0.01	0.01		0.02
Net realized and unrealized gains (losses) on investments	1.01	0.95	1.66	(1.24)		(3.05)
Total from investment operations	1.05	0.97	1.67	(1.23)		(3.03)
Less Distributions:
Dividends from net investment income	(0.04)	(0.01)	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.02)
Total distributions	(0.35)	(0.01)	—	—		(0.02)
Net Asset Value, end of year	$7.55	$6.85	$5.89	$4.22		$5.45
Total Investment Return(a)	16.39%	16.54%	39.57%	(22.57)%		(35.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$453.6	$249.1	$105.6	$34.9		$19.9
Expenses	0.98%	1.02%	1.15%	1.24	%(b)	1.24	%(b)
Net investment income (loss)	0.64%	0.50%	0.56%	0.26	%(b)(d)	0.31	%(b)(d)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)    Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001.

(c)    Calculated based upon weighted average shares outstanding during the year.

(d)    Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.98	$7.83	$5.90	$7.58	$9.33
Income (Loss) From Investment Operations:
Net investment income	.18	.02	.01	— (b)	.02
Net realized and unrealized gains (losses) on investments	.71	1.13	1.92	(1.68)	(1.69)
Total from investment operations	.89	1.15	1.93	(1.68)	(1.67)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	— (b)	— (b)	—	(.02)
Distributions from net realized gains	(.35)	—	—	—	(.06)
Total dividends and distributions	(.37)	—	—	—	(.08)
Net Asset Value, end of year	$9.50	$8.98	$7.83	$5.90	$7.58
Total Investment Return(a)	10.48%	14.76%	32.77%	(22.16)%	(17.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188.2	$136.9	$60.6	$15.1	$7.5
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.29%	.27%	.16%	.06%	.39%
Portfolio turnover rate	26%	60%	22%	26%	62%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Less than $0.005 per share.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.66	$7.96	$9.02	$9.80
Income (Loss) From Investment Operations:
Net investment income	.27	.09	.09	.11	.14
Net realized and unrealized gain (loss) on investments	.49	.97	1.71	(1.16)	(.73)
Total from investment operations	.76	1.06	1.80	(1.05)	(.59)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.08)	(.10)	—	(.14)
Distributions from net realized gains	(.37)	(.01)	—	(.01)	(.05)
Total dividends and distributions	(.47)	(.09)	(.10)	(.01)	(.19)
Net Asset Value, end of year	$10.92	$10.63	$9.66	$7.96	$9.02
Total Investment Return(a)	7.60%	11.09%	22.87%	(11.67)%	(5.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.0	$837.0	$449.8	$147.3	$66.1
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	3.40%	1.37%	1.83%	1.96%	3.26%
Portfolio turnover rate	21%	48%	12%	22%	35%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.20	$10.48	$9.16	$9.77	$10.00
Income (Loss) From Investment Operations:
Net investment income	.38	.14	.16	.16	.21
Net realized and unrealized gain (loss) on investments	.25	.77	1.33	(.73)	(.24)
Total from investment operations	.63	.91	1.49	(.57)	(.03)
Less Distributions:
Dividends from net investment income	(.16)	(.16)	(.16)	(.03)	(.16)
Distributions from net realized gains	(.39)	(.03)	(.01)	(.01)	(.04)
Total distributions	(.55)	(.19)	(.17)	(.04)	(.20)
Net asset value, end of year	$11.28	$11.20	$10.48	$9.16	$9.77
Total Investment Return(a)	5.91%	8.89%	16.49%	(5.88)%	(.23)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$642.0	$459.9	$281.2	$117.5	$47.9
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	4.10%	1.86%	2.60%	2.79%	4.76%
Portfolio turnover rate	24%	47%	22%	25%	29%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.80	$8.71	$6.84	$8.27	$9.52
Income (Loss) From Investment Operations:
Net investment income.	0.19	0.06	0.04	0.06	0.09
Net realized and unrealized gains (losses) on investments	0.66	1.07	1.88	(1.49)	(1.21)
Total from investment operations	0.85	1.13	1.92	(1.43)	(1.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	—	(0.08)
Distributions from net realized gains	(0.36)	—	—	— (b)	(0.05)
Total dividends and distributions	(0.42)	(0.04)	(0.05)	—	(0.13)
Net Asset Value, end of year	$10.23	$9.80	$8.71	$6.84	$8.27
Total Investment Return(a)	9.24%	13.05%	28.27%	(17.26)%	(11.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,212.0	$662.7	$326.7	$96.4	$46.8
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.65%	0.94%	1.10%	1.12%	1.71%
Portfolio turnover rate	18%	53%	18%	24%	43%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Less than $0.005 per share.

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
A I M Capital Management, Inc.
AllianceBernstein L.P.
Calamos Advisors LLC
Davis Advisors
Dreman Value Management LLC
Eagle Asset Management
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management LLC
J.P. Morgan Investment Management Inc.
LSV Asset Management
Marsico Capital Management, LLC
Neuberger Berman Management, Inc.
Pacific Investment Management Company, LLC
T. Rowe Price Associates, Inc.
Salomon Brothers Asset Management Inc
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
6	PRINCIPAL RISKS
10	EVALUATING PERFORMANCE
23	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
25	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
39	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

i

42	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
51	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
54	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
55	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade

1

securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

2

•       market risk

•       prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

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•       market risk

•       mortgage risk

•       prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

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Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       industry/sector risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2006 the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       liquidity risk

•       market risk

•       smaller company risk

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Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

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High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

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Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***       The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

14

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

6.29% (3rd quarter of 2002)	-2.61% (1st quarter of 1996)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.51%	5.57%	5.81%
Lehman Brothers Government Bond Index**	2.65%	5.39%	5.94%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.32%	5.44%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

15

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***       The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

16

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

17

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield* (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source: iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

18

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.60% (4th quarter of 1997)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	55.91%	23.74%	18.78%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	37.38%	16.90%	13.04%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

19

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	7.26%	10.20%	11.88%
S&P SmallCap 600 Index**	7.68%	10.76%	12.16%
Lipper Variable Insurance Products (VIP) SmallCap Core Funds Average***	5.35%	8.21%	10.77%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

20

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

21

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I shares.

22

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40	None	0.05	0.45
Equity Portfolio	N/A	0.45	None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60	None	0.03	0.63
Global Portfolio	N/A	0.75	None	0.07	0.82
Government Income Portfolio	N/A	0.40	None	0.07	0.47
High Yield Bond Portfolio	N/A	0.55	None	0.03	0.58
Jennison Portfolio	N/A	0.60	None	0.03	0.63
Money Market Portfolio	N/A	0.40	None	0.05	0.45
Natural Resources Portfolio	N/A	0.45	None	0.04	0.49
Small Capitalization Stock Portfolio	N/A	0.40	None	0.06	0.46
Stock Index Portfolio	N/A	0.35	None	0.03	0.38	(1)
Value Portfolio	N/A	0.40	None	0.03	0.43

(1)        The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below). The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:

0.35% up to and including $4 billion; and

0.30% over $4 billion.

23

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	46	144	252	567
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
Government Income Portfolio	48	151	263	591
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Money Market Portfolio	46	144	252	567
Natural Resources Portfolio	50	157	274	616
Small Capitalization Stock Portfolio	47	148	258	579
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542

24

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the

25

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

26

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

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We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

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•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

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This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes.

•       Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•       Forward foreign currency exchange contracts and foreign currency futures contracts.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

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•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

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In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions. Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of January 31, 2006, the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on equity securities and stock indexes.

•       Purchase and sell stock index futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

*              *              *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also

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expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

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Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

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The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

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PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

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Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio

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manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare

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Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst

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College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp and Richard Piccirillo of PIM-Fixed Income co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist at PIM-Fixed Income. He has managed the Portfolio since 2003. Mr. Tipp is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, US Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

Richard Piccirillo, Vice President and portfolio manager for PIM-Fixed Income’s US Liquidity Team, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 15 years of investment experience.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier,

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he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

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Natural Resources Portfolio

David A. Kiefer, CFA, and Michael A. Del Balso are the portfolio managers of the Portfolio. Mr. Kiefer generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios. Wai C. Chiang is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results. Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the

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Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying

51

Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the

52

exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until

53

the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs

54

and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

55

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Calculated based upon weighted average shares outstanding during the year.

F-2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02
Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31
Total from investment operations	.29	.36	.31	1.38	.96
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—
Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)
Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26
Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-3

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

F-4

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.88	$27.49	$22.35	$19.11	$23.59
Income (Loss) From Investment Operations:
Net investment income	0.33	0.19	0.25	0.09	0.43
Net realized and unrealized gains (losses) on investments	16.27	6.28	7.38	3.52	(2.89)
Total from investment operations	16.60	6.47	7.63	3.61	(2.46)
Less Dividends and Distributions:
Dividends from net investment income	— (b)	(1.00)	(0.98)	(0.12)	(0.55)
Distributions from net realized gains	(3.02)	(1.08)	(1.51)	(0.25)	(1.47)
Total dividends and distributions	(3.02)	(2.08)	(2.49)	(0.37)	(2.02)
Net Asset Value, end of year	$45.46	$31.88	$27.49	$22.35	$19.11
Total Investment Return(a)	55.91%	25.17%	39.00%	18.92%	(10.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,016.3	$622.6	$498.7	$379.2	$336.1
Ratios to average net assets:
Expenses	0.49%	0.51%	0.51%	0.50%	0.52%
Net investment income	0.66%	0.49%	0.80%	0.47%	1.94%
Portfolio turnover rate	59%	24%	24%	37%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Amount is less than $0.01 per share.

F-5

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.33	$17.64	$12.91	$15.48	$17.11
Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.07	0.06	0.06
Net realized and unrealized gains (losses) on investments	1.30	3.75	4.82	(2.31)	0.67
Total from investment operations	1.43	3.87	4.89	(2.25)	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.07)	(0.13)	(0.08)
Distributions from net realized gains	(1.25)	(0.07)	(0.09)	(0.19)	(2.28)
Total dividends and distributions	(1.38)	(0.18)	(0.16)	(0.32)	(2.36)
Net Asset Value, end of year	$21.38	$21.33	$17.64	$12.91	$15.48
Total Investment Return(a)	7.26%	22.04%	38.27%	(14.92)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$738.3	$743.2	$619.9	$467.4	$611.1
Ratios to average net assets:
Expenses	0.46%	0.47%	0.48%	0.46%	0.48%
Net investment income	0.62%	0.62%	0.47%	0.40%	0.52%
Portfolio turnover rate	16%	18%	15%	17%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-6

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

(c)     Less than $0.005 per share.

F-7

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
LSV Asset Management
Marsico Capital Management, LLC
Salomon Brothers Asset Management Inc
T. Rowe Price Associates, Inc.
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	SP LSV International Value Portfolio
Diversified Bond Portfolio	SP Mid Cap Growth Portfolio
Equity Portfolio	SP PIMCO High Yield Portfolio
Flexible Managed Portfolio	SP PIMCO Total Return Portfolio
Global Portfolio	SP Prudential U.S. Emerging Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Growth Portfolio
Jennison Portfolio	SP Small Cap Value Portfolio
Money Market Portfolio	SP Strategic Partners Focused Growth Portfolio
Stock Index Portfolio	SP T. Rowe Price Large Cap Growth Portfolio
Value Portfolio	SP William Blair International Growth Portfolio
SP AIM Core Equity Portfolio	SP Aggressive Growth Asset Allocation Portfolio
SP Davis Value Portfolio	SP Balanced Asset Allocation Portfolio
SP Large Cap Value Portfolio	SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
12	PRINCIPAL RISKS
15	EVALUATING PERFORMANCE
42	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
44	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio
SP AIM Core Equity Portfolio
SP Davis Value Portfolio
SP Large Cap Value Portfolio
SP LSV International Value Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio
SP Small Cap Value Portfolio (1)
SP Strategic Partners Focused Growth Portfolio
SP T. Rowe Price Large Cap Growth Portfolio (2)
SP William Blair International Growth Portfolio
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
74	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls

(1)                       Formerly, SP Goldman Sachs Small Cap Value Portfolio

(2)                       Formerly, SP AllianceBernstein Large Cap Growth Portfolio

i

Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
78	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
93	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
97	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
98	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade

1

securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

2

•       market risk

•       prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

3

•       market risk

•       prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

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Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). The portfolio manager considers whether to sell a particular security when they believe the security no longer has above-average earnings growth potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       liquidity risk

•       leveraging risk

•       management risk

•       market risk

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SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       foreign company risk

•       management risk

•       market risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP LSV International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is subadvised by LSV Asset Management (LSV).

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

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•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Advisors LLC (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses both bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as a top-down approach of diversification by industry and company while paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-dollar-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign curency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•      credit risk

•       derivatives risk

•      foreign investment risk

•      high yield risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      credit risk

•      derivatives risk

•      foreign investment risk

•      high yield risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC (“Jennison”) believes have the potential for above-average growth. The Portfolio also may use derivatives to hedge or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      portfolio turnover risk

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SP Small Cap Growth Portfolio

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Asset Management and Eagle Asset Management.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      smaller company risk

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      portfolio turnover risk

•      smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio

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utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Jennison and AllianceBernstein L.P.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      management risk

•      market risk

•      portfolio turnover risk

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Up to 15% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      growth stock risk

•      leveraging risk

•      management risk

•      market risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance

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sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

Prudential Investments LLC (“PI” or the “Manager”) may: (i) invest the assets of each SP Asset Allocation Portfolio in any Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (“AST”), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios), (ii) change allocations among Underlying Portfolios when deemed necessary or appropriate, and (iii) effect the rebalancing of SP Asset Allocation Portfolio assets when deemed necessary appropriate.

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*                    Not intended to represent actual allocations among Underlying Portfolios or asset classes.

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The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

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Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can

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segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

14

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***       The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

15

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

16

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

17

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

18

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

19

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***                   The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

20

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

21

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield*  (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source: iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

22

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

23

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I shares.

24

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.63%	-1.59%	-4.65%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Index***	6.27%	1.07%	-0.81%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-1.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

25

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.52%	3.78%	3.91%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	5.42%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	3.95%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

26

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	6.64%	3.99%	4.71%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average****	4.82%	2.95%	3.95%
Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average****	6.30%	4.87%	5.42%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

27

SP LSV International Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	13.77%	1.61%	0.51%
MSCI EAFE Index**	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Value Funds Average***	13.16%	5.97%	5.92%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

28

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.26%	-5.64%	-5.76%
Russell Midcap Index**	12.65%	8.45%	7.29%
Russell Midcap Growth Index***	12.10%	1.38%	-3.67%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%	-3.95%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average****	10.80%	-2.37%	-6.18%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

29

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

*                                  These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.03%	7.71%	7.68%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index**	2.74%	8.39%	6.58%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint***	3.39%	8.28%	7.08%
Lehman Brothers Intermediate BB Corporate Bond Index****	2.81%	7.52%	7.13%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.55%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Merrill Lynch U.S. High Yield Master II BB-B Rated Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio no longer uses this index.

***                      The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed from the Merrill Lynch U.S. High Yield Master II BB-B Rated Index to the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint because the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint better reflects the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****                The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

*****          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

30

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.39%	6.28%	6.96%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.42%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	6.07%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

31

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	17.77%	2.56%
S&P MidCap 400 Index**	12.56%	8.60%
Russell Midcap Growth Index***	12.10%	1.38%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index)—an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

32

SP Small Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.48%	-4.61%	-7.52%
Russell 2000 Index**	4.55%	8.22%	6.36%
Russell 2000 Growth Index***	4.15%	2.28%	-2.13%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average****	7.50%	1.06%	-2.05%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

33

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.61%	8.21%	9.98%
Russell 2500 Index**	8.11%	9.14%	7.91%
Russell 2000 Value Index***	4.71%	13.55%	14.55%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average****	7.56%	13.83%	14.03%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average****	5.35%	8.21%	7.40%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

34

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	15.29%	0.28%
S&P 500 Index**	4.91%	0.54%
Russell 1000 Growth Index***	5.26%	-3.58%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

35

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future. T. Rowe Price began managing the Portfolio on December 5, 2005. Performance prior to this time is attributable to other portfolio managers.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.64%	-2.06%	-4.81%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Growth Index***	5.26%	-3.58%	-7.73%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%	-6.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

36

SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years
Class I Shares	16.39%	-1.16%
MSCI EAFE Index**	13.54%	4.55%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	15.36%	2.23%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

37

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	10.48%	1.46%	0.07%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Aggressive Growth AA Custom Blended Index***	9.23%	4.45%	2.82%
Current Aggressive Growth AA Custom Blended Index***	7.64%	2.21%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   Prior Aggressive Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap Growth Index (17.5%), and the MSCI EAFE Index (30%). Current Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MCSI EAFE Index (20%). These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

38

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	7.60%	4.05%	3.56%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Balanced AA Custom Blended Index***	6.10%	4.78%	3.84%
Current Balanced AA Custom Blended Index***	5.63%	4.01%	3.21%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	2.93%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Balanced AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers U.S. Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). Current Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (12%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.91%	4.76%	4.67%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Conservative AA Custom Blended Index***	3.98%	4.97%	4.54%
Current Conservative AA Custom Blended Index***	4.58%	4.74%	4.38%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.84%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Conservative AA Custom Blended Index consists of the Russell 1000 Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). Current Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (8%). These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

40

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.24%	2.95%	1.89%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Growth AA Custom Blended Index***	7.94%	4.68%	3.38%
Current Growth AA Custom Blended Index***	6.64%	3.16%	1.93%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%) the Lehman Brothers Aggregate Bond Index (12.5%) the Lehman Brothers Intermediate BB Index (7.5%), and the MSCI EAFE Index (20%). Current Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (16%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

41

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)		Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%		None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40		None	0.05	0.45
Equity Portfolio	N/A	0.45		None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60		None	0.03	0.63
Global Portfolio	N/A	0.75		None	0.07	0.82
High Yield Bond Portfolio	N/A	0.55		None	0.03	0.58
Jennison Portfolio	N/A	0.60		None	0.03	0.63
Money Market Portfolio	N/A	0.40		None	0.05	0.45
Stock Index Portfolio	N/A	0.35		None	0.03	0.38	(1)
Value Portfolio	N/A	0.40		None	0.03	0.43
SP AIM Core Equity Portfolio	N/A	0.85		None	0.43	1.28	(2)
SP Davis Value Portfolio	N/A	0.75		None	0.07	0.82
SP Large Cap Value Portfolio	N/A	0.80		None	0.03	0.83
SP LSV International Value Portfolio	N/A	0.90		None	0.16	1.06	(2)(3)
SP Mid Cap Growth Portfolio	N/A	0.80		None	0.22	1.02	(2)
SP PIMCO High Yield Portfolio	N/A	0.60		None	0.07	0.67
SP PIMCO Total Return Portfolio	N/A	0.60		None	0.02	0.62
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60		None	0.20	0.80
SP Small Cap Growth Portfolio	N/A	0.95		None	0.10	1.05
SP Small Cap Value Portfolio	N/A	0.90		None	0.07	0.97
SP Strategic Partners Focused Growth Portfolio	N/A	0.90		None	0.24	1.14	(2)(3)
SP T. Rowe Price Large Cap Growth Portfolio	N/A	0.90		None	0.26	1.16	(2)(3)
SP William Blair International Growth Portfolio	N/A	0.85		None	0.13	0.98
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.83	(4)	None	0.09	0.92	(5)
SP Balanced Asset Allocation Portfolio	N/A	0.75	(4)	None	0.10	0.85	(5)
SP Conservative Asset Allocation Portfolio	N/A	0.74	(4)	None	0.04	0.78	(5)
SP Growth Asset Allocation Portfolio	N/A	0.79	(4)	None	0.09	0.88	(5)

(1)                       The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below). The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:
0.35% up to and including $4 billion; and
0.30% over $4 billion

42

(2)                       The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements (the “Arrangements”). The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were as follows: 1.00% for SP AIM Core Equity Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.06% for SP T. Rowe Price Large Cap Growth Portfolio and 1.07% for the SP Strategic Partners Focused Growth Portfolio. The SP LSV International Value Portfolio had an Arrangement in place that did not affect the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005.

(3)                       Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been as follows: 1.06% for SP T. Rowe Price Large Cap Growth Portfolio, 1.10% for SP LSV International Value Portfolio and 1.25% for the SP Strategic Partners Focused Growth Portfolio. The Arrangements for SP AIM Core Equity Portfolio and SP Mid Cap Growth Portfolio were neither modified nor eliminated as of January 1, 2006.

(4)                       Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005 plus a 0.05% annual management fee paid to the Manager. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Manager.

(5)                       Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to the Manager, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, and (c) the 0.05% fee paid to the Manager.

43

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	46	144	252	567
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Money Market Portfolio	46	144	252	567
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542
SP AIM Core Equity Portfolio	130	406	702	1,545
SP Davis Value Portfolio	84	262	455	1,014
SP Large Cap Value Portfolio	85	265	460	1,025
SP LSV International Value Portfolio	108	337	585	1,294
SP Mid Cap Growth Portfolio	104	325	563	1,248
SP PIMCO High Yield Portfolio	68	214	373	835
SP PIMCO Total Return Portfolio	63	199	346	774
SP Prudential U.S. Emerging Growth Portfolio	82	255	444	990
SP Small Cap Growth Portfolio	107	334	579	1,283
SP Small Cap Value Portfolio	99	309	536	1,190
SP Strategic Partners Focused Growth Portfolio	116	362	628	1,386
SP T. Rowe Price Large Cap Growth Portfolio	118	368	638	1,409
SP William Blair International Growth Portfolio	100	312	542	1,201
SP Aggressive Growth Asset Allocation Portfolio	94	293	509	1,131
SP Balanced Asset Allocation Portfolio	87	271	471	1,049
SP Conservative Asset Allocation Portfolio	80	249	433	966
SP Growth Asset Allocation Portfolio	90	281	488	1,084

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

44

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

45

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt

46

obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

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Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

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•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in

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companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

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•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

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In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio

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managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S. Government, securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The value of such securities fluctuates inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue certain types of investment strategies and/or invest in certain types of securities including but not limited to the following:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.

•       Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

•       Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions without liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade

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settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•       Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

•       Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

•       Purchase and sell stock index futures contracts and related options on stock index futures; and purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Preferred stock, convertible debt and convertible preferred stock.

•       Forward foreign currency exchange contracts.

•       Restricted securities.

•       Repurchase agreements.

•       Dollar rolls.

•       Warrants.

•       When-issued and delayed delivery securities.

•       Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•       Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•       U.S. Government securities.

•       Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•        Proven track record

•        Significant personal ownership in business

•        Intelligent allocation of capital

•        Smart application of technology to improve business and lower costs

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Strong Financial Condition and Profitability

•               Strong balance sheet

•               Low cost structure/low debt

•               High after-tax returns on capital

•               High quality of earnings

Strategic Positioning for the Long Term

•               Non-obsolete products/services

•               Dominant or growing market share in a growing market

•               Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Preferred stock and bonds that have attached warrants.

•       Convertible debt and convertible preferred stock.

•       Asset-backed securities.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

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•       Swaps.

•       Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), and Dreman Value Management LLC (Dreman). J.P. Morgan, Hotchkis and Wiley, and Dreman are each responsible for managing approximately 50%, 20% and 30%, respectively, of the Portfolio’s assets.

SP LSV International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in equity securities of companies represented in the MSCI EAFE Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Convertible securities.

•       Warrants.

•       Foreign securities.

•       Options (on stock, debt, stock indices, foreign currencies, and futures).

•       Futures contracts.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       Loan participations.

•       Reverse repurchase agreements.

•       Dollar rolls.

•       When-issued and delayed delivery securities

•       Short sales.

•       Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

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The Portfolio is managed by LSV Asset Management. Prior to November 22, 2004, the Portfolio was managed by Deutsche Asset Management Investment Services Limited.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2005, the top of the Russell Midcap™ Growth Index range was approximately $18.438 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also utilize various strategies and invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities and strategies:

•       Corporate debt.

•       Lower-rated bonds.

•       U.S. Government securities.

•       Variable and floating rate obligations.

•       Zero coupon bonds.

•       Deferred interest bonds.

•       PIK bonds.

•       Depository receipts.

•       Emerging markets equity securities.

•       Forward contracts.

•       Futures contracts.

•       Securities issued by investment companies.

•       Options (on currencies, futures, securities, and stock indices).

•       Repurchase agreements.

•       Restricted securities.

•       Short sales and short sales against-the-box.

•       Short-term debt.

•       Warrants.

•       When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

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In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Advisors LLC.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high-yield” or “junk” bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Event-linked bonds.

•       Inflation-indexed bonds issued by both governments and corporations.

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•       Convertible debt and convertible preferred stock securities.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

•       Repurchase Agreements and Reverse repurchase agreements.

•       Dollar rolls.

•       Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

•       Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high-yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

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The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Forward foreign currency exchange contracts.

•       Event-linked bonds.

•       Convertible debt and convertible preferred stock.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis, and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•       Repurchase Agreements and Reverse Repurchase Agreements.

•       Dollar rolls.

•       Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•       Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

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For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2005, this number was approximately $14.6 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Foreign currency forward contracts.

•       Derivative strategies.

•       Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•       Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•       Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•       Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2005 and 2004, the Portfolio’s turnover rates were 142% and 212% respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison.

SP Small Cap Growth Portfolio

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers’ estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•       Repurchase agreements.

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•       Debt securities.

•       Convertible securities

•       High yield or “junk” bonds.

•       Warrants.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       When-issued and delayed delivery securities.

•       Short sales against-the-box.

•       U.S. Government securities.

•       Brady Bonds.

•       Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle). Neuberger Berman and Eagle are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to May 1, 2005, the Portfolio was managed on an interim basis by BlackRock Advisors, Inc. from January 31, 2005 to April 30, 2005. Prior to January 31, 2005, the Portfolio was managed by State Street Research and Management Company.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

•       Well-positioned businesses that have:

i.       Attractive returns on capital;

ii.     Sustainable earnings and cash flow;

iii.    Strong company management focused on long-term returns to shareholders;

•       Attractive valuation opportunities where:

i.       The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

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Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM’s proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.” GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio’s investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the manager looks for “value” attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio’s industry or sector focus, or SaBAM’s individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivative strategies to reduce certain risks of its investments and to enhance income.

•       Purchase and sell options on equity securities or stock indices.

•       Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•       Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•       Forward foreign currency exchange contracts.

•       Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•       Swaps.

•       Repurchase agreements.

•       REITs.

•       Private Investments in Public Equity “PIPES.”

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. (“GSAM”) and Salomon Brothers Asset Management Inc. (“SaBAM”). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. From January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio’s assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large capitalization — although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein’s portion of the portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund’s portfolio.

Jennison’s portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

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The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•       Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•       Purchase put and call options and write (sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•       Short sales.

•       Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•       Nonconvertible preferred stocks.

•       Convertible debt and convertible preferred stock.

•       American Depositary Receipts (ADRs).

•       Warrants and rights that can be exercised to obtain stock.

•       Investments in various types of business ventures, including partnerships and joint ventures.

•       Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison and AllianceBernstein L.P

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SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities (up to 15% of the Portfolio’s total assets), including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell exchange-traded index options and stock index future contracts.

•       Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•       Short sales against-the-box of up to 15% of net Portfolio assets.

•       Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

In pursuing its investment objective T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates, Inc. AllianceBernstein served as a subadviser to the Portfolio from inception to December 5, 2005.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

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The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

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•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

•       the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•       the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or

•       the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). AST is an open-end management investment company co-managed by the Manager and its affiliate, American Skandia Investment Services, Inc. under a manager-of-managers approach. Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes. The Fund may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940. If such relief is granted, the SP Asset Allocation Portfolios may invest in other securities, including exchange traded funds and derivatives.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

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Relative Investment Focus*

*                                 Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

Up to 100% of an SP Asset Allocation Portfolio’s assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Directors of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please refer to their investment summaries included in this Prospectus. For more information on the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please see below.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection. The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST LSV International Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of

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foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This Portfolio’s investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

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Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

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Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

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Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

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HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Stock Index	0.35
Value	0.40
SP AIM Core Equity	0.85
SP Davis Value	0.75
SP Large Cap Value	0.80
SP LSV International Value	0.90
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP Small Cap Growth	0.95
SP Small Cap Value	0.90
SP Strategic Partners Focused Growth	0.90
SP T. Rowe Price Large Cap Growth	0.90
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.83	*
SP Balanced Asset Allocation	0.75	*
SP Conservative Asset Allocation	0.74	*
SP Growth Asset Allocation	0.79	*

*                                 Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, plus a 0.05% annual management fee paid to the Investment Adviser. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Investment Adviser.

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

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Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the SP AIM Core Equity Portfolio. AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 148 investment portfolios as of December 31, 2005, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2005, AIM Capital and its affiliates managed approximately $128 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AllianceBernstein L.P. (AllianceBernstein) serves as the subadviser for a portion of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein’s success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients — large institutions, private clients and individual mutual fund investors. AllianceBernstein’s assets under management totaled $579 billion, as of December 31, 2005. The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings LLC. As of December 31, 2005, Calamos managed approximately $44 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 2020 Calamous Court, Naperville, Illinois 60563-2787.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2005, Davis managed approximately $72 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (Dreman) serves as subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. As of December 31, 2005, Dreman had approximately $14.5 billion under management Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

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Eagle Asset Management (Eagle) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 44 investment professionals, and has approximately $11.5 billion in assets under management as of December 31, 2005. The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $496.1 billion in assets as of December 31, 2005. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are primarily employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is Stephens Group, Inc., a diversified holding company. As of December 31, 2005, Hotchkis and Wiley had over $29.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan and its affiliated companies had approximately $846 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Neuberger Berman Management, Inc. (Neuberger Berman) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). LBHI, which trades on the New York Stock Exchange under the ticker symbol “LEH” through its subsidiaries (LBHI and its subsidiaries collectively “Lehman Brothers”), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management as of December 31, 2005. The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•       Diversified Conservative Growth Portfolio (portion)

•       SP PIMCO Total Return Portfolio

•       SP PIMCO High Yield Portfolio.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding

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company. As of December 31, 2005, PIMCO managed over $594.1 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

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John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

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Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

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Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

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Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

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The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP AIM Core Equity Portfolio

Ronald S. Sloan, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Portfolio. He has been responsible for the Portfolio since 2002. Mr. Sloan joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund’s portfolio, but do not have day-to-day management responsibilities with respect to the fund’s portfolio. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994. Mr. Dimig, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 2002. Mr. Zingone has managed the Portfolio since January 2004. Mr. Chen has managed the Portfolio since May 2005. Mr. Dimig has managed the Portfolio since January 2006.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and subadviser to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Portfolio managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio’s assets. Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004. This list does not include all members of the investment team.

Sheldon Lieberman — Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the

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Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

George Davis — Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Joe Huber — Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna — Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Portfolio. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Stan Majcher — Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

David N. Dreman and Nelson Woodard are the portfolio managers for the portion of the Portfolio managed by Dreman.

David N. Dreman.   Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•       Began investment career in 1957.

•       Founder, Dreman Value Management, L.L.C.

•       Mr. Dreman will serve as the lead portfolio manager.

•       Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm’s Chief Investment Officer. Dreman Value Management, L.L.C., with $11 billion under management, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund’s inception in March 18, 1988. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard.   Co-Lead Portfolio Manager. Began investment career in 1985.

•       PhD, University of Virginia.

•       Mr. Woodard will serve as the co-lead portfolio manager.

•       Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

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SP LSV International Value Portfolio

The Portfolio is co-managed by Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok, Vishny and Vermeulen have managed the Portfolio since LSV became the Portfolio’s subadviser in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

SP Mid Cap Growth Portfolio

John P. Calamos, President, CEO and Co-Chief Investment Officer of Calamos, Nick P. Calamos, Senior Executive Vice President and Co-Chief Investment Officer of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is a Managing Director, portfolio manager and senior member of PIMCO’s investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations and heads the global high yield business for PIMCO. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has twenty years of investment management experience and holds a bachelor’s degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

SP PIMCO Total Return Portfolio

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since July 2000.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

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John P.Mullman, CFA, is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman. Mr. Fasciano has been a managing director of Neuberger Berman since 2001. From 1986 through 2001, Mr. Fasciano was President of Fasciano Company, Inc. From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation. Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management. Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst, and has been a Senior Vice President of Eagle since April 1995. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc. where he was Chairman of the Raymond James Focus Committee.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, David Berdon, Scott Carroll, Kelly Flynn, and Edward Perkin.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager

Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager

Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin & Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

David Berdon: Vice President; Portfolio Manager

David is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs Asset Management in 2001, David was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc., and a Principal Consultant at Diamond Technology Partners. Prior to that, he was an Analyst at Chase Manhattan Bank and Morgan Stanley. David has eight years of industry experience. He

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received a BA in Government and Law from Lafayette College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Dolores Bamford, CFA: Managing Director; Portfolio Manager

Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager

Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

Kelly Flynn: Vice President; Portfolio Manager

Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Edward Perkin: Vice President; Portfolio Manager

Edward is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Edward joined Goldman Sachs Asset Management in 2002. Previously, Edward worked in research at Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a Senior Research Analyst at Fiserv. Edward has 10 years of industry experience. He received a BA from the University of California, Santa Barbara and an MBA from Columbia Business School.

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr. Hable has more than 22 years of investment industry experience and is a managing director of SaBAM. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania’s Wharton School of Finance. He has been with SaBAM since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas generally has final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York

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Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP T. Rowe Price Large Cap Growth Portfolio (formerly SP AllianceBernstein Large Cap Growth Portfolio)

Robert W. Sharps is responsible for the day-to-day management of the Portfolio since December 2005. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst designation and Certified Public Accountant accreditation.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the

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Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused

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by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the

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Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view

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to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

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Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

F-2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-3

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-4

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-5

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

(c)     Less than $0.005 per share.

F-6

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.36	$6.80	$5.52	$6.51	$8.41
Income From Investment Operations:
Net investment income (loss)	0.07	0.08	0.04	0.02	— (c)
Net realized and unrealized gains (losses) on investments	0.27	0.51	1.26	(1.01)	(1.90)
Total from investment operations	0.34	0.59	1.30	(0.99)	(1.90)
Less Dividends:
Dividends from net investment income	(0.08)	(0.03)	(0.02)	—	—
Net Asset Value, end of year	$7.62	$7.36	$6.80	$5.52	$6.51
Total Investment Return(a)	4.63%	8.79%	23.69%	(15.21)%	(22.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$34.2	$31.8	$22.8	$13.9	$10.2
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.98%	1.27%	0.70%	0.45%	(0.02)%
Portfolio turnover rate	69%	68%	37%	116%	65%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.28% and 0.70%, respectively, for the year ended December 31, 2005, 1.48% and 0.79%, respectively, for the year ended December 31, 2004, and 1.72% and (0.02)%, respectively for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-7

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.98	$9.80	$7.62	$9.04		$10.15
Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.05		0.05
Net realized and unrealized gains (losses) on investments	0.82	1.12	2.18	(1.47)		(1.11)
Total from investment operations	0.91	1.22	2.23	(1.42)		(1.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.05)	—	(c)	(0.05)
Distributions from net realized gains	(1.11)	—	—	—		—
Total dividends and distributions	(1.21)	(0.04)	(0.05)	—		(0.05)
Net Asset Value, end of year	$10.68	$10.98	$9.80	$7.62		$9.04
Total Investment Return(a)	9.52%	12.53%	29.40%	(15.70)%		(10.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$311.7	$285.5	$391.2	$165.0		$94.4
Ratios to average net assets:
Expenses	0.82%	0.82%	0.82%	0.83	%(b)	0.83	%(b)
Net investment income	0.87%	0.89%	0.80%	0.82	%(b)	0.64	%(b)
Portfolio turnover rate	14%	34%	7%	22%		17%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002 and 1.03% and 0.43%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-8

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2005	2004(d)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.56	$9.90	$7.81		$9.44		$10.44
Income From Investment Operations:
Net investment income	0.16	0.16	0.09		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.58	1.58	2.00		(1.62)		(0.99)
Total from investment operations	0.74	1.74	2.09		(1.54)		(0.90)
Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	—		(0.09)		(0.10)
Dividends from net realized gains	(0.30)	—	—		—		—
Tax Return of Capital	—	—	—		—	(c)	—
Total distributions	(0.40)	(0.08)	—		(0.09)		(0.10)
Net Asset Value, end of year	$11.90	$11.56	$9.90		$7.81		$9.44
Total Investment Return(a)	6.64%	17.75%	26.76%		(16.37)%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$833.1	$601.4	$72.9		$38.3		$23.7
Ratios to average net assets:
Expenses	0.83%	0.86%	0.90	%(b)	0.90	%(b)	0.90	%(b)
Net investment income	1.53%	1.53%	1.32	%(b)	1.22	%(b)	1.18	%(b)
Portfolio turnover rate	62%	77%	73%		96%		61%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, and 1.98% and 0.10%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

F-9

Financial Highlights

	SP LSV International Value Portfolio
	Year Ended December 31,
	2005(c)	2004		2003(c)		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.84	$7.67		$6.08		$7.35		$9.44
Income From Investment Operations:
Net investment income	0.17	0.04		0.06		0.04		0.05
Net realized and unrealized gains (losses) on investments	0.94	1.17		1.58		(1.31)		(2.09)
Total from investment operations	1.11	1.21		1.64		(1.27)		(2.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.05)		—		(0.05)
Dividends from net realized gains	(0.83)	—		—		—		—
Total dividends and distributions	(0.87)	(0.04)		(0.05)		—		(0.05)
Net Asset Value, end of year	$9.08	$8.84		$7.67		$6.08		$7.35
Total Investment Return(a)	13.77%	15.80%		27.37%		(17.17)%		(22.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.3	$240.7		$119.9		$46.4		$24.7
Ratios to average net assets:
Expenses	1.06%	1.10	%(b)	1.10	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	2.08%	0.69	%(b)	0.89	%(b)	0.55	%(b)	0.61	%(b)
Portfolio turnover rate	18%	159%		87%		141%		155%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, and 3.27% and (1.56)%, respectively, for the year ended December 31, 2001.

(c)     Calculated based upon weighted average shares outstanding during the period.

F-10

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.73	$4.09	$7.62	$9.69
Income From Investment Operations:
Net investment (loss)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	0.39	1.15	1.66	(3.51)	(2.01)
Total from investment operations	0.36	1.12	1.64	(3.53)	(2.02)
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	—	—	—	—	(0.04)
Total distributions	—	—	—	—	(0.05)
Net Asset Value, end of year	$7.21	$6.85	$5.73	$4.09	$7.62
Total Investment Return(a)	5.26%	19.55%	40.10%	(46.33)%	(20.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$152.9	$107.5	$58.9	$18.3	$15.9
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment (loss)	(0.56)%	(0.68)%	(0.73)%	(0.59)%	(0.20)%
Portfolio turnover rate	94%	79%	73%	255%	93%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (0.58)%, respectively, for the year ended December 31, 2005, 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001.

F-11

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.67	$10.53	$9.17	$9.81	$10.02
Income From Investment Operations:
Net investment income	0.68	0.69	0.65	0.64	0.59
Net realized and unrealized gains (losses) on investments	(0.27)	0.25	1.36	(0.64)	(0.21)
Total from investment operations	0.41	0.94	2.01	—	0.38
Less Distributions:
Dividends from net investment income	(0.68)	(0.70)	(0.65)	(0.64)	(0.59)
Dividends from net realized gains	(0.15)	(0.10)	—	—	—
Total distributions	(0.83)	(0.80)	(0.65)	(0.64)	(0.59)
Net Asset Value, end of year	$10.25	$10.67	$10.53	$9.17	$9.81
Total Investment Return(a)	4.03%	9.32%	22.41%	0.15%	3.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$368.6	$312.5	$248.2	$112.2	$52.0
Ratios to average net assets:
Expenses	0.67%	0.68%	0.72%	0.82%	0.82	%(b)
Net investment income	6.65%	6.68%	6.97%	7.79%	7.44	%(b)
Portfolio turnover rate	89%	53%	74%	108%	105%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001.

F-12

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.68	$11.54	$11.41	$10.70	$10.40
Income From Investment Operations:
Net investment income	0.37	0.22	0.23	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.10)	0.36	0.43	0.71	0.57
Total from investment operations	0.27	0.58	0.66	0.99	0.89
Less Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.28)	(0.28)	(0.34)
Dividends from net realized gains	(0.20)	(0.21)	(0.25)	— (c)	(0.25)
Total distributions	(0.74)	(0.44)	(0.53)	(0.28)	(0.59)
Net Asset Value, end of year	$11.21	$11.68	$11.54	$11.41	$10.70
Total Investment Return(a)	2.39%	5.28%	5.85%	9.39%	8.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,538.2	$1,099.0	$839.1	$471.7	$147.0
Ratios to average net assets:
Expenses	0.62%	0.65%	0.65%	0.67%	0.76	%(b)
Net investment income	3.62%	2.01%	2.19%	3.02%	3.69	%(b)
Portfolio turnover rate	590%	590%	656%	574%	718%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-13

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.07	$6.65	$4.68	$6.89		$8.38
Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.05)	(.02)	(.02)		(.01)
Net realized and unrealized gains (losses) on investments	1.16	1.47	1.99	(2.19)		(1.48)
Total from investment operations	1.14	1.42	1.97	(2.21)		(1.49)
Less Dividends and Distributions:
Dividends from net investment income	— (c)	—	—	—		—
Distributions from net realized gains	(1.34)	— (c)	—	—		—
Total dividends and distributions	(1.34)	— (c)	—	—		—
Net Asset Value, end of year	$7.87	$8.07	$6.65	$4.68		$6.89
Total Investment Return(a)	17.77%	21.39%	42.09%	(32.08)%		(17.78)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$194.8	$128.3	$170.0	$51.0		$31.2
Ratios to average net assets:
Expenses	.80%	.78%	.80%	.90	%(b)	.90	%(b)
Net investment loss	(.28)%	(.53)%	(.56)%	(.48	)%(b)	(.37	)%(b)
Portfolio turnover rate	142%	212%	213%	299%		258%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been .98% and (.56)%, respectively, for the year ended December 31, 2002, 1.41% and (.88)%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-14

Financial Highlights

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.52	$4.84		$6.94		$8.38
Income From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	1.71		(2.07)		(1.42)
Total from investment operations	0.16	(0.06)	1.68		(2.10)		(1.44)
Net Asset Value, end of year	$6.62	$6.46	$6.52		$4.84		$6.94
Total Investment Return(a)	2.48%	(.92)%	34.71%		(30.26)%		(17.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.7	$184.1	$35.0		$12.5		$8.4
Ratios to average net assets(b):
Expenses	1.05%	1.09%	1.15	%(b)	1.15	%(b)	1.15	%(b)
Net investment loss	(0.44)%	(.82)%	(0.72	)%(b)	(0.73	)%(b)	(0.28	)%(b)
Portfolio turnover rate	192%	240%	122%		109%		83%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001.

F-15

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.51	$12.88	$9.68	$11.36		$11.13
Income From Investment Operations:
Net investment income	0.07	0.08	0.02	0.05		0.08
Net realized and unrealized gains (losses) on investments	0.52	2.57	3.18	(1.68)		0.26
Total from investment operations	0.59	2.65	3.20	(1.63)		0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.02)	— (c)	(0.05)		(0.11)
Dividends from net realized gains	(1.75)	— (c)	—	—		—
Total dividends and distributions	(1.83)	(0.02)	0.00	(0.05)		(0.11)
Net Asset Value, end of year	$14.27	$15.51	$12.88	$9.68		$11.36
Total Investment Return(a)	4.61%	20.69%	33.11%	(14.38)%		3.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350.7	$393.3	$250.6	$99.2		$47.4
Ratios to average net assets:
Expenses	0.97%	0.96%	1.04%	1.05	%(b)	1.05	%(b)
Net investment income	0.49%	0.69%	0.37%	0.69	%(b)	1.08	%(b)
Portfolio turnover rate	119%	127%	90%	116%		89%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, and 1.56% and 0.57%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-16

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2005		2004		2003		2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.00		$6.33		$5.03		$6.73		$7.94
Income From Investment Operations:
Net investment loss	(0.03)		—	(b)	(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.10		0.67		1.31		(1.69)		(1.20)
Total from investment operations	1.07		0.67		1.30		(1.70)		(1.21)
Net Asset Value, end of year	$8.07		$7.00		$6.33		$5.03		$6.73
Total Investment Return(a)	15.29%		10.58%		25.84%		(25.26)%		(15.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3		$30.1		$21.6		$10.8		$7.7
Expenses	1.07	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)
Net investment loss	(0.44	)%(d)	(0.01	)%(d)	(0.28	)%(d)	(0.30	)%(d)	(0.16	)%(d)
Portfolio turnover rate	110%		84%		93%		62%		116%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share

(c)     Calculated based upon weighted average shares outstanding during the year.

(d)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14 and (0.51)%, respectively, for the year ended December 31, 2005, 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002 and 2.61% and (1.76)%, respectively, for the year ended December 31, 2001.

F-17

Financial Highlights

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2005		2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.61		$6.23	$5.03	$7.31		$8.55
Income From Investment Operations:
Net investment income (loss)	(0.03)		(0.01)	0.00 (c)	(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.13		0.39	1.20	(2.27)		(1.23)
Total from investment operations	1.10		0.38	1.20	(2.28)		(1.24)
Less Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		—	—	—		—
Tax return of capital distributions	—		—	—	—		—	(c)
Total distributions	—		—	—	—		—	(c)
Net Asset Value, end of year	$7.71		$6.61	$6.23	$5.03		$7.31
Total Investment Return(a)	16.64%		6.10%	23.86%	(31.19)%		(14.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$73.8		$65.7	$146.5	$57.7		$35.9
Ratios to average net assets:
Expenses	1.06	%(b)	1.08%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income (loss)	(0.38	)%(b)	(0.14)%	(0.11)%	(0.27	)%(b)	(0.08	)%(b)
Portfolio turnover rate	144%		122%	38%	34%		47%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the expense and net investment loss ratios would have been 1.16% and (0.48)%, respectively, for the year ended December 31, 2005, 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively and for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-18

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.89	$4.22	$5.45		$8.50
Income From Investment Operations:
Net investment income (loss)	0.04	0.02	0.01	0.01		0.02
Net realized and unrealized gains (losses) on investments	1.01	0.95	1.66	(1.24)		(3.05)
Total from investment operations	1.05	0.97	1.67	(1.23)		(3.03)
Less Distributions:
Dividends from net investment income	(0.04)	(0.01)	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.02)
Total distributions	(0.35)	(0.01)	—	—		(0.02)
Net Asset Value, end of year	$7.55	$6.85	$5.89	$4.22		$5.45
Total Investment Return(a)	16.39%	16.54%	39.57%	(22.57)%		(35.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$453.6	$249.1	$105.6	$34.9		$19.9
Expenses	0.98%	1.02%	1.15%	1.24	%(b)	1.24	%(b)
Net investment income (loss)	0.64%	0.50%	0.56%	0.26	%(b)(d)	0.31	%(b)(d)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001.

(c)     Calculated based upon weighted average shares outstanding during the year.

(d)     Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F-19

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.98	$7.83	$5.90	$7.58	$9.33
Income (Loss) From Investment Operations:
Net investment income	.18	.02	.01	— (b)	.02
Net realized and unrealized gains (losses) on investments	.71	1.13	1.92	(1.68)	(1.69)
Total from investment operations	.89	1.15	1.93	(1.68)	(1.67)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	— (b)	— (b)	—	(.02)
Distributions from net realized gains	(.35)	—	—	—	(.06)
Total dividends and distributions	(.37)	—	—	—	(.08)
Net Asset Value, end of year	$9.50	$8.98	$7.83	$5.90	$7.58
Total Investment Return(a)	10.48%	14.76%	32.77%	(22.16)%	(17.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188.2	$136.9	$60.6	$15.1	$7.5
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.29%	.27%	.16%	.06%	.39%
Portfolio turnover rate	26%	60%	22%	26%	62%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.66	$7.96	$9.02	$9.80
Income (Loss) From Investment Operations:
Net investment income	.27	.09	.09	.11	.14
Net realized and unrealized gain (loss) on investments	.49	.97	1.71	(1.16)	(.73)
Total from investment operations	.76	1.06	1.80	(1.05)	(.59)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.08)	(.10)	—	(.14)
Distributions from net realized gains	(.37)	(.01)	—	(.01)	(.05)
Total dividends and distributions	(.47)	(.09)	(.10)	(.01)	(.19)
Net Asset Value, end of year	$10.92	$10.63	$9.66	$7.96	$9.02
Total Investment Return(a)	7.60%	11.09%	22.87%	(11.67)%	(5.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.0	$837.0	$449.8	$147.3	$66.1
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	3.40%	1.37%	1.83%	1.96%	3.26%
Portfolio turnover rate	21%	48%	12%	22%	35%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-20

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.20	$10.48	$9.16	$9.77	$10.00
Income (Loss) From Investment Operations:
Net investment income	.38	.14	.16	.16	.21
Net realized and unrealized gain (loss) on investments	.25	.77	1.33	(.73)	(.24)
Total from investment operations	.63	.91	1.49	(.57)	(.03)
Less Distributions:
Dividends from net investment income	(.16)	(.16)	(.16)	(.03)	(.16)
Distributions from net realized gains	(.39)	(.03)	(.01)	(.01)	(.04)
Total distributions	(.55)	(.19)	(.17)	(.04)	(.20)
Net asset value, end of year	$11.28	$11.20	$10.48	$9.16	$9.77
Total Investment Return(a)	5.91%	8.89%	16.49%	(5.88)%	(.23)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$642.0	$459.9	$281.2	$117.5	$47.9
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	4.10%	1.86%	2.60%	2.79%	4.76%
Portfolio turnover rate	24%	47%	22%	25%	29%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-21

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.80	$8.71	$6.84	$8.27	$9.52
Income (Loss) From Investment Operations:
Net investment income.	0.19	0.06	0.04	0.06	0.09
Net realized and unrealized gains (losses) on investments	0.66	1.07	1.88	(1.49)	(1.21)
Total from investment operations	0.85	1.13	1.92	(1.43)	(1.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	—	(0.08)
Distributions from net realized gains	(0.36)	—	—	— (b)	(0.05)
Total dividends and distributions	(0.42)	(0.04)	(0.05)	—	(0.13)
Net Asset Value, end of year	$10.23	$9.80	$8.71	$6.84	$8.27
Total Investment Return(a)	9.24%	13.05%	28.27%	(17.26)%	(11.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,212.0	$662.7	$326.7	$96.4	$46.8
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.65%	0.94%	1.10%	1.12%	1.71%
Portfolio turnover rate	18%	53%	18%	24%	43%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

F-22

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
A I M Capital Management, Inc.
AllianceBernstein L.P.
Calamos Advisors LLC
Davis Advisors
Dreman Value Management LLC
Eagle Asset Management
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management LLC
J.P. Morgan Investment Management Inc.
LSV Asset Management
Marsico Capital Management, LLC
Neuberger Berman Management, Inc.
Pacific Investment Management Company, LLC
T. Rowe Price Associates, Inc.
Salomon Brothers Asset Management Inc
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Diversified Bond Portfolio	SP PIMCO High Yield Portfolio
Equity Portfolio	SP PIMCO Total Return Portfolio
Global Portfolio	SP Prudential U.S. Emerging Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Growth Portfolio
Jennison Portfolio	SP Small Cap Value Portfolio
Money Market Portfolio	SP Strategic Partners Focused Growth Portfolio
Stock Index Portfolio	SP T. Rowe Price Large Cap Growth Portfolio
SP AIM Core Equity Portfolio	SP William Blair International Growth Portfolio
SP Davis Value Portfolio	SP Aggressive Growth Asset Allocation Portfolio
SP Large Cap Value Portfolio	SP Balanced Asset Allocation Portfolio
SP LSV International Value Portfolio	SP Conservative Asset Allocation Portfolio
SP Mid Cap Growth Portfolio	SP Growth Asset Allocation Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
11	PRINCIPAL RISKS
14	EVALUATING PERFORMANCE
38	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
40	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Diversified Bond Portfolio
Equity Portfolio
Global Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
SP AIM Core Equity Portfolio
SP Davis Value Portfolio
SP Large Cap Value Portfolio
SP LSV International Value Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio
SP Small Cap Value Portfolio(1)
SP Strategic Partners Focused Growth Portfolio
SP T. Rowe Price Large Cap Growth Portfolio(2)
SP William Blair International Growth Portfolio
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
66	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts

(1)                       Formerly, SP Goldman Sachs Small Cap Value Portfolio

(2)                       Formerly, SP AllianceBernstein Large Cap Growth Portfolio

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Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
70	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
84	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
87	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
88	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer

1

attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

2

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the

3

portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). The portfolio manager considers whether to sell a particular security when they believe the security no longer has above-average earnings growth potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       liquidity risk

•       leveraging risk

•       management risk

•       market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       foreign company risk

•       management risk

•       market risk

4

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP LSV International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is subadvised by LSV Asset Management (LSV).

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Advisors LLC (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses both bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as a top-down approach of

5

diversification by industry and company while paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-dollar-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign curency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

6

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC (“Jennison”) believes have the potential for above-average growth. The Portfolio also may use derivatives to hedge or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP Small Cap Growth Portfolio

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Asset Management and Eagle Asset Management.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

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•       liquidity risk

•       management risk

•       market risk

•       smaller company risk

SP Small Cap Value Portfolio  (formerly, SP Goldman Sachs Small Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

•       smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Jennison and AllianceBernstein L.P.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

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SP T. Rowe Price Large Cap Growth Portfolio  (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Up to 15% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       growth stock risk

•       leveraging risk

•       management risk

•       market risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

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SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

Prudential Investments LLC (“PI” or the “Manager”) may: (i) invest the assets of each SP Asset Allocation Portfolio in any Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (“AST”), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios), (ii) change allocations among Underlying Portfolios when deemed necessary or appropriate, and (iii) effect the rebalancing of SP Asset Allocation Portfolio assets when deemed necessary appropriate.

Investment Objectives:  The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*           Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

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The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

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Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

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Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 ThePortfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***       The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

18

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield* (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source: iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

19

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

20

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.63%	-1.59%	-4.65%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Index***	6.27%	1.07%	-0.81%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-1.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

21

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.52%	3.78%	3.91%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	5.42%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	3.95%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          TheStandard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

22

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	6.64%	3.99%	4.71%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average****	4.82%	2.95%	3.95%
Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average****	6.30%	4.87%	5.42%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

23

SP LSV International Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	13.77%	1.61%	0.51%
MSCI EAFE Index**	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Value Funds Average***	13.16%	5.97%	5.92%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

24

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.26%	-5.64%	-5.76%
Russell Midcap Index**	12.65%	8.45%	7.29%
Russell Midcap Growth Index***	12.10%	1.38%	-3.67%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%	-3.95%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average****	10.80%	-2.37%	-6.18%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

25

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.03%	7.71%	7.68%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index**	2.74%	8.39%	6.58%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint***	3.39%	8.28%	7.08%
Lehman Brothers Intermediate BB Corporate Bond Index****	2.81%	7.52%	7.13%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.55%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Merrill Lynch U.S. High Yield Master II BB-B Rated Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio no longer uses this index.

***       The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed from the Merrill Lynch U.S. High Yield Master II BB-B Rated Index to the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint because the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint better reflects the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****     The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

26

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.39%	6.28%	6.96%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.42%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	6.07%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

27

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	17.77%	2.56%
S&P MidCap 400 Index**	12.56%	8.60%
Russell Midcap Growth Index***	12.10%	1.38%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index)—an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses..

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

28

SP Small Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.48%	-4.61%	-7.52%
Russell 2000 Index**	4.55%	8.22%	6.36%
Russell 2000 Growth Index***	4.15%	2.28%	-2.13%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average****	7.50%	1.06%	-2.05%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

29

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.61%	8.21%	9.98%
Russell 2500 Index**	8.11%	9.14%	7.91%
Russell 2000 Value Index***	4.71%	13.55%	14.55%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average****	7.56%	13.83%	14.03%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average****	5.35%	8.21%	7.40%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

30

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	15.29%	0.28%
S&P 500 Index**	4.91%	0.54%
Russell 1000 Growth Index***	5.26%	-3.58%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

31

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future. T. Rowe Price began managing the Portfolio on December 5, 2005. Performance prior to this time is attributable to other portfolio managers.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.64%	-2.06%	-4.81%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Growth Index***	5.26%	-3.58%	-7.73%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%	-6.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

32

SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	16.39%	-1.16%
MSCI EAFE Index***	13.54%	4.55%
Lipper Variable Insurance Products (VIP) International Growth Funds Average****	15.36%	2.23%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

33

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	10.48%	1.46%	0.07%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Aggressive Growth AA Custom Blended Index***	9.23%	4.45%	2.82%
Current Aggressive Growth AA Custom Blended Index***	7.64%	2.21%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Aggressive Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap Growth Index (17.5%), and the MSCI EAFE Index (30%). Current Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MCSI EAFE Index (20%). These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

34

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	7.60%	4.05%	3.56%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Balanced AA Custom Blended Index***	6.10%	4.78%	3.84%
Current Balanced AA Custom Blended Index***	5.63%	4.01%	3.21%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	2.93%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Balanced AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers U.S. Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). Current Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (12%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

35

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.91%	4.76%	4.67%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Conservative AA Custom Blended Index***	3.98%	4.97%	4.54%
Current Conservative AA Custom Blended Index***	4.58%	4.74%	4.38%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.84%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Conservative AA Custom Blended Index consists of the Russell 1000 Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). Current Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (8%). These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

36

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.24%	2.95%	1.89%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Growth AA Custom Blended Index***	7.94%	4.68%	3.38%
Current Growth AA Custom Blended Index***	6.64%	3.16%	1.93%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%) the Lehman Brothers Aggregate Bond Index (12.5%) the Lehman Brothers Intermediate BB Index (7.5%), and the MSCI EAFE Index (20%). Current Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (16%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

37

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)		Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Diversified Bond Portfolio	N/A	0.40%		None	0.05%	0.45%
Equity Portfolio	N/A	0.45		None	0.02	0.47
Global Portfolio	N/A	0.75		None	0.07	0.82
High Yield Bond Portfolio	N/A	0.55		None	0.03	0.58
Jennison Portfolio	N/A	0.60		None	0.03	0.63
Money Market Portfolio	N/A	0.40		None	0.05	0.45
Stock Index Portfolio	N/A	0.35		None	0.03	0.38	(1)
SP AIM Core Equity Portfolio	N/A	0.85		None	0.43	1.28	(2)
SP Davis Value Portfolio	N/A	0.75		None	0.07	0.82
SP Large Cap Value Portfolio	N/A	0.80		None	0.03	0.83
SP LSV International Value Portfolio	N/A	0.90		None	0.16	1.06	(2)(3)
SP Mid Cap Growth Portfolio	N/A	0.80		None	0.22	1.02	(2)
SP PIMCO High Yield Portfolio	N/A	0.60		None	0.07	0.67
SP PIMCO Total Return Portfolio	N/A	0.60		None	0.02	0.62
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60		None	0.20	0.80
SP Small Cap Growth Portfolio	N/A	0.95		None	0.10	1.05
SP Small Cap Value Portfolio	N/A	0.90		None	0.07	0.97
SP Strategic Partners Focused Growth Portfolio	N/A	0.90		None	0.24	1.14	(2)(3)
SP T. Rowe Price Large Cap Growth Portfolio	N/A	0.90		None	0.26	1.16	(2)(3)
SP William Blair International Growth Portfolio	N/A	0.85		None	0.13	0.98
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.83	(4)	None	0.09	0.92	(5)
SP Balanced Asset Allocation Portfolio	N/A	0.75	(4)	None	0.10	0.85	(5)
SP Conservative Asset Allocation Portfolio	N/A	0.74	(4)	None	0.04	0.78	(5)
SP Growth Asset Allocation Portfolio	N/A	0.79	(4)	None	0.09	0.88	(5)

(1)                       The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below). The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:
0.35% up to and including $4 billion; and
0.30% over $4 billion.

38

(2)                       The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements (the “Arrangements”). The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were as follows: 1.00% for SP AIM Core Equity Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.06% for SP T. Rowe Price Large Cap Growth Portfolio and 1.07% for the SP Strategic Partners Focused Growth Portfolio. The SP LSV International Value Portfolio had an Arrangement in place that did not affect the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005.

(3)                       Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been as follows: 1.06% for SP T. Rowe Price Large Cap Growth Portfolio, 1.10% for SP LSV International Value Portfolio and 1.25% for the SP Strategic Partners Focused Growth Portfolio. The Arrangements for SP AIM Core Equity Portfolio and SP Mid Cap Growth Portfolio were neither modified nor eliminated as of January 1, 2006.

(4)                       Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005 plus a 0.05% annual management fee paid to the Manager. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Manager.

(5)                       Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to the Manager, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, and (c) the 0.05% fee paid to the Manager.

39

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Diversified Bond Portfolio	$46	$144	$252	$567
Equity Portfolio	48	151	263	591
Global Portfolio	84	262	455	1,014
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Money Market Portfolio	46	144	252	567
Stock Index Portfolio	39	122	213	480
SP AIM Core Equity Portfolio	130	406	702	1,545
SP Davis Value Portfolio	84	262	455	1,014
SP Large Cap Value Portfolio	85	265	460	1,025
SP LSV International Value Portfolio	108	337	585	1,294
SP Mid Cap Growth Portfolio	104	325	563	1,248
SP PIMCO High Yield Portfolio	68	214	373	835
SP PIMCO Total Return Portfolio	63	199	346	774
SP Prudential U.S. Emerging Growth Portfolio	82	255	444	990
SP Small Cap Growth Portfolio	107	334	579	1,283
SP Small Cap Value Portfolio	99	309	536	1,190
SP Strategic Partners Focused Growth Portfolio	116	362	628	1,386
SP T. Rowe Price Large Cap Growth Portfolio	118	368	638	1,409
SP William Blair International Growth Portfolio	100	312	542	1,201
SP Aggressive Growth Asset Allocation Portfolio	94	293	509	1,131
SP Balanced Asset Allocation Portfolio	87	271	471	1,049
SP Conservative Asset Allocation Portfolio	80	249	433	966
SP Growth Asset Allocation Portfolio	90	281	488	1,084

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

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•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

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•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in

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companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

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•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

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SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S. Government, securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The value of such securities fluctuates inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

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The Portfolio may also pursue certain types of investment strategies and/or invest in certain types of securities including but not limited to the following:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.

•       Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

•       Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions without liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•       Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

•       Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

•       Purchase and sell stock index futures contracts and related options on stock index futures; and purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Preferred stock, convertible debt and convertible preferred stock.

•       Forward foreign currency exchange contracts.

•       Restricted securities.

•       Repurchase agreements.

•       Dollar rolls.

•       Warrants.

•       When-issued and delayed delivery securities.

•       Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•       Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•       U.S. Government securities.

•       Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

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Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•        Proven track record

•        Significant personal ownership in business

•        Intelligent allocation of capital

•        Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•        Strong balance sheet

•        Low cost structure/low debt

•        High after-tax returns on capital

•        High quality of earnings

Strategic Positioning for the Long Term

•        Non-obsolete products/services

•        Dominant or growing market share in a growing market

•        Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Preferred stock and bonds that have attached warrants.

•       Convertible debt and convertible preferred stock.

•       Asset-backed securities.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Swaps.

•       Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), and Dreman Value Management LLC (Dreman). J.P. Morgan, Hotchkis and Wiley, and Dreman are each responsible for managing approximately 50%, 20% and 30%, respectively, of the Portfolio’s assets.

SP LSV International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in equity securities of companies represented in the MSCI EAFE Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Convertible securities.

•       Warrants.

•       Foreign securities.

•       Options (on stock, debt, stock indices, foreign currencies, and futures).

•       Futures contracts.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       Loan participations.

•       Reverse repurchase agreements.

•       Dollar rolls.

•       When-issued and delayed delivery securities

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•       Short sales.

•       Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by LSV Asset Management. Prior to November 22, 2004, the Portfolio was managed by Deutsche Asset Management Investment Services Limited.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2005, the top of the Russell Midcap™ Growth Index range was approximately $18.438 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also utilize various strategies and invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities and strategies:

•       Corporate debt.

•       Lower-rated bonds.

•       U.S. Government securities.

•       Variable and floating rate obligations.

•       Zero coupon bonds.

•       Deferred interest bonds.

•       PIK bonds.

•       Depository receipts.

•       Emerging markets equity securities.

•       Forward contracts.

•       Futures contracts.

•       Securities issued by investment companies.

•       Options (on currencies, futures, securities, and stock indices).

•       Repurchase agreements.

•       Restricted securities.

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•       Short sales and short sales against-the-box.

•       Short-term debt.

•       Warrants.

•       When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Advisors LLC.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high-yield” or “junk” bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Event-linked bonds.

•       Inflation-indexed bonds issued by both governments and corporations.

•       Convertible debt and convertible preferred stock securities.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

•       Repurchase Agreements and Reverse repurchase agreements.

•       Dollar rolls.

•       Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

•       Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high-yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

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PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Forward foreign currency exchange contracts.

•       Event-linked bonds.

•       Convertible debt and convertible preferred stock.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis, and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•       Repurchase Agreements and Reverse Repurchase Agreements.

•       Dollar rolls.

•       Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•       Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

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The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2005, this number was approximately $14.6 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The

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Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Foreign currency forward contracts.

•       Derivative strategies.

•       Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•       Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•       Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•       Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2005 and 2004, the Portfolio’s turnover rates were 142% and 212% respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison.

SP Small Cap Growth Portfolio

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers’ estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•       Repurchase agreements.

•       Debt securities.

•       Convertible securities

•       High yield or “junk” bonds.

•       Warrants.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       When-issued and delayed delivery securities.

•       Short sales against-the-box.

•       U.S. Government securities.

•       Brady Bonds.

•       Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle). Neuberger Berman and Eagle are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to May 1, 2005, the Portfolio was managed on an interim basis by BlackRock Advisors, Inc. from January 31, 2005 to April 30, 2005. Prior to January 31, 2005, the Portfolio was managed by State Street Research and Management Company.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

•       Well-positioned businesses that have:

i.       Attractive returns on capital;

ii.     Sustainable earnings and cash flow;

iii.    Strong company management focused on long-term returns to shareholders;

•       Attractive valuation opportunities where:

i.       The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of

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prospects. GSAM believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM’s proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.” GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio’s investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the manager looks for “value” attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio’s industry or sector focus, or SaBAM’s individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivative strategies to reduce certain risks of its investments and to enhance income.

•       Purchase and sell options on equity securities or stock indices.

•       Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•       Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•       Forward foreign currency exchange contracts.

•       Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•       Swaps.

•       Repurchase agreements.

•       REITs.

•       Private Investments in Public Equity “PIPES.”

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. (“GSAM”) and Salomon Brothers Asset Management Inc. (“SaBAM”). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. From January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio’s assets.

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SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large capitalization — although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein’s portion of the portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund’s portfolio.

Jennison’s portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs

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in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•       Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•       Purchase put and call options and write (sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•       Short sales.

•       Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•       Nonconvertible preferred stocks.

•       Convertible debt and convertible preferred stock.

•       American Depositary Receipts (ADRs).

•       Warrants and rights that can be exercised to obtain stock.

•       Investments in various types of business ventures, including partnerships and joint ventures.

•       Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average

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value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison and AllianceBernstein L.P

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities (up to 15% of the Portfolio’s total assets), including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell exchange-traded index options and stock index future contracts.

•       Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•       Short sales against-the-box of up to 15% of net Portfolio assets.

•       Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

In pursuing its investment objective T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates, Inc. AllianceBernstein served as a subadviser to the Portfolio from inception to December 5, 2005.

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SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

•       the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•       the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or

•       the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). AST is an open-end management investment company co-managed by the Manager and its affiliate, American Skandia Investment Services, Inc. under a manager-of-managers approach. Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes. The Fund may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940. If such relief is granted, the SP Asset Allocation Portfolios may invest in other securities, including exchange traded funds and derivatives.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to

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result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*                                 Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

Up to 100% of an SP Asset Allocation Portfolio’s assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Directors of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please refer to their investment summaries included in this Prospectus. For more information on the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please see below.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection. The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes:

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e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST LSV International Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This Portfolio’s investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

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Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

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Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund

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cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental

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policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Diversified Bond	0.40
Equity	0.45
Global	0.75
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Stock Index	0.35
SP AIM Core Equity	0.85
SP Davis Value	0.75
SP Large Cap Value	0.80
SP LSV International Value	0.90
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP Small Cap Growth	0.95
SP Small Cap Value	0.90
SP Strategic Partners Focused Growth	0.90
SP T. Rowe Price Large Cap Growth	0.90
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.83	*
SP Balanced Asset Allocation	0.75	*
SP Conservative Asset Allocation	0.74	*
SP Growth Asset Allocation	0.79	*

*                                 Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, plus a 0.05% annual management fee paid to the Investment Adviser. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Investment Adviser.

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

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Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the SP AIM Core Equity Portfolio. AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 148 investment portfolios as of December 31, 2005, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2005, AIM Capital and its affiliates managed approximately $128 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AllianceBernstein L.P. (AllianceBernstein) serves as the subadviser for a portion of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein’s success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients — large institutions, private clients and individual mutual fund investors. AllianceBernstein’s assets under management totaled $579 billion, as of December 31, 2005. The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings LLC. As of December 31, 2005, Calamos managed approximately $44 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 2020 Calamous Court, Naperville, Illinois 60563-2787.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2005, Davis managed approximately $72 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

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Dreman Value Management LLC (Dreman) serves as subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. As of December 31, 2005, Dreman had approximately $14.5 billion under management Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

Eagle Asset Management (Eagle) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 44 investment professionals, and has approximately $11.5 billion in assets under management as of December 31, 2005. The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $496.1 billion in assets as of December 31, 2005. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are primarily employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is Stephens Group, Inc., a diversified holding company. As of December 31, 2005, Hotchkis and Wiley had over $29.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan and its affiliated companies had approximately $846 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Neuberger Berman Management, Inc. (Neuberger Berman) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). LBHI, which trades on the New York Stock Exchange under the ticker symbol “LEH” through its subsidiaries (LBHI and its subsidiaries collectively “Lehman Brothers”), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which  is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management as of December 31, 2005. The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•       Diversified Conservative Growth Portfolio (portion)

•       SP PIMCO Total Return Portfolio

•       SP PIMCO High Yield Portfolio.

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Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. As of December 31, 2005, PIMCO managed over $594.1 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

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Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

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Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the

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High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers.

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The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

SP AIM Core Equity Portfolio

Ronald S. Sloan, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Portfolio. He has been responsible for the Portfolio since 2002. Mr. Sloan joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund’s portfolio, but do not have day-to-day management responsibilities with respect to the fund’s portfolio. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

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Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994. Mr. Dimig, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 2002. Mr. Zingone has managed the Portfolio since January 2004. Mr. Chen has managed the Portfolio since May 2005. Mr. Dimig has managed the Portfolio since January 2006.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and subadviser to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Portfolio managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio’s assets. Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004. This list does not include all members of the investment team.

Sheldon Lieberman — Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

George Davis — Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Joe Huber — Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.”  Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna — Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Portfolio.  Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Stan Majcher — Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.”  Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

David N. Dreman and Nelson Woodard are the portfolio managers for the portion of the Portfolio managed by Dreman.

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David N. Dreman.   Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•  Began investment career in 1957.

•  Founder, Dreman Value Management, L.L.C.

•  Mr. Dreman will serve as the lead portfolio manager.

•  Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm’s Chief Investment Officer. Dreman Value Management, L.L.C., with $11 billion under management, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund’s inception in March 18, 1988. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard.   Co-Lead Portfolio Manager. Began investment career in 1985.

•  PhD, University of Virginia.

•  Mr. Woodard will serve as the co-lead portfolio manager.

•  Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

SP LSV International Value Portfolio

The Portfolio is co-managed by Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok, Vishny and Vermeulen have managed the Portfolio since LSV became the Portfolio’s subadviser in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

SP Mid Cap Growth Portfolio

John P. Calamos, President, CEO and Co-Chief Investment Officer of Calamos, Nick P. Calamos, Senior Executive Vice President and Co-Chief Investment Officer of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

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SP PIMCO High Yield Portfolio

Raymond G. Kennedy is a Managing Director, portfolio manager and senior member of PIMCO’s investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations and heads the global high yield business for PIMCO. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has twenty years of investment management experience and holds a bachelor’s degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

SP PIMCO Total Return Portfolio

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since July 2000.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P.Mullman, CFA, is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman. Mr. Fasciano has been a managing director of Neuberger Berman since 2001. From 1986 through 2001, Mr. Fasciano was President of Fasciano Company, Inc. From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation. Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management. Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst, and has

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been a Senior Vice President of Eagle since April 1995. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc. where he was Chairman of the Raymond James Focus Committee.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, David Berdon, Scott Carroll, Kelly Flynn, and Edward Perkin.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager

Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager

Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin & Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

David Berdon: Vice President; Portfolio Manager

David is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs Asset Management in 2001, David was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc., and a Principal Consultant at Diamond Technology Partners. Prior to that, he was an Analyst at Chase Manhattan Bank and Morgan Stanley. David has eight years of industry experience. He received a BA in Government and Law from Lafayette College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Dolores Bamford, CFA: Managing Director; Portfolio Manager

Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager

Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

Kelly Flynn: Vice President; Portfolio Manager

Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and

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for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Edward Perkin: Vice President; Portfolio Manager

Edward is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Edward joined Goldman Sachs Asset Management in 2002. Previously, Edward worked in research at Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a Senior Research Analyst at Fiserv. Edward has 10 years of industry experience. He received a BA from the University of California, Santa Barbara and an MBA from Columbia Business School.

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr. Hable has more than 22 years of investment industry experience and is a managing director of SaBAM. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania’s Wharton School of Finance. He has been with SaBAM since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas generally has final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP T. Rowe Price Large Cap Growth Portfolio (formerly SP AllianceBernstein Large Cap Growth Portfolio)

Robert W. Sharps is responsible for the day-to-day management of the Portfolio since December 2005. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient

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Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst designation and Certified Public Accountant accreditation.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

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Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s

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shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board

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of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

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The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-3

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-4

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-5

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.36	$6.80	$5.52	$6.51	$8.41
Income From Investment Operations:
Net investment income (loss)	0.07	0.08	0.04	0.02	— (c)
Net realized and unrealized gains (losses) on investments	0.27	0.51	1.26	(1.01)	(1.90)
Total from investment operations	0.34	0.59	1.30	(0.99)	(1.90)
Less Dividends:
Dividends from net investment income	(0.08)	(0.03)	(0.02)	—	—
Net Asset Value, end of year	$7.62	$7.36	$6.80	$5.52	$6.51
Total Investment Return(a)	4.63%	8.79%	23.69%	(15.21)%	(22.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$34.2	$31.8	$22.8	$13.9	$10.2
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.98%	1.27%	0.70%	0.45%	(0.02)%
Portfolio turnover rate	69%	68%	37%	116%	65%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.28% and 0.70%, respectively, for the year ended December 31, 2005, 1.48% and 0.79%, respectively, for the year ended December 31, 2004, and 1.72% and (0.02)%, respectively for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-6

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.98	$9.80	$7.62	$9.04		$10.15
Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.05		0.05
Net realized and unrealized gains (losses) on investments	0.82	1.12	2.18	(1.47)		(1.11)
Total from investment operations	0.91	1.22	2.23	(1.42)		(1.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.05)	—	(c)	(0.05)
Distributions from net realized gains	(1.11)	—	—	—		—
Total dividends and distributions	(1.21)	(0.04)	(0.05)	—		(0.05)
Net Asset Value, end of year	$10.68	$10.98	$9.80	$7.62		$9.04
Total Investment Return(a)	9.52%	12.53%	29.40%	(15.70)%		(10.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$311.7	$285.5	$391.2	$165.0		$94.4
Ratios to average net assets:
Expenses	0.82%	0.82%	0.82%	0.83	%(b)	0.83	%(b)
Net investment income	0.87%	0.89%	0.80%	0.82	%(b)	0.64	%(b)
Portfolio turnover rate	14%	34%	7%	22%		17%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002 and 1.03% and 0.43%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-7

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2005	2004(d)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.56	$9.90	$7.81		$9.44		$10.44
Income From Investment Operations:
Net investment income	0.16	0.16	0.09		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.58	1.58	2.00		(1.62)		(0.99)
Total from investment operations	0.74	1.74	2.09		(1.54)		(0.90)
Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	—		(0.09)		(0.10)
Dividends from net realized gains	(0.30)	—	—		—		—
Tax Return of Capital	—	—	—		—	(c)	—
Total distributions	(0.40)	(0.08)	—		(0.09)		(0.10)
Net Asset Value, end of year	$11.90	$11.56	$9.90		$7.81		$9.44
Total Investment Return(a)	6.64%	17.75%	26.76%		(16.37)%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$833.1	$601.4	$72.9		$38.3		$23.7
Ratios to average net assets:
Expenses	0.83%	0.86%	0.90	%(b)	0.90	%(b)	0.90	%(b)
Net investment income	1.53%	1.53%	1.32	%(b)	1.22	%(b)	1.18	%(b)
Portfolio turnover rate	62%	77%	73%		96%		61%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, and 1.98% and 0.10%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

F-8

Financial Highlights

	SP LSV International Value Portfolio
	Year Ended December 31,
	2005(c)	2004		2003(c)		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.84	$7.67		$6.08		$7.35		$9.44
Income From Investment Operations:
Net investment income	0.17	0.04		0.06		0.04		0.05
Net realized and unrealized gains (losses) on investments	0.94	1.17		1.58		(1.31)		(2.09)
Total from investment operations	1.11	1.21		1.64		(1.27)		(2.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.05)		—		(0.05)
Dividends from net realized gains	(0.83)	—		—		—		—
Total dividends and distributions	(0.87)	(0.04)		(0.05)		—		(0.05)
Net Asset Value, end of year	$9.08	$8.84		$7.67		$6.08		$7.35
Total Investment Return(a)	13.77%	15.80%		27.37%		(17.17)%		(22.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.3	$240.7		$119.9		$46.4		$24.7
Ratios to average net assets:
Expenses	1.06%	1.10	%(b)	1.10	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	2.08%	0.69	%(b)	0.89	%(b)	0.55	%(b)	0.61	%(b)
Portfolio turnover rate	18%	159%		87%		141%		155%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, and 3.27% and (1.56)%, respectively, for the year ended December 31, 2001.

(c)     Calculated based upon weighted average shares outstanding during the period.

F-9

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.73	$4.09	$7.62	$9.69
Income From Investment Operations:
Net investment (loss)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	0.39	1.15	1.66	(3.51)	(2.01)
Total from investment operations	0.36	1.12	1.64	(3.53)	(2.02)
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	—	—	—	—	(0.04)
Total distributions	—	—	—	—	(0.05)
Net Asset Value, end of year	$7.21	$6.85	$5.73	$4.09	$7.62
Total Investment Return(a)	5.26%	19.55%	40.10%	(46.33)%	(20.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$152.9	$107.5	$58.9	$18.3	$15.9
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment (loss)	(0.56)%	(0.68)%	(0.73)%	(0.59)%	(0.20)%
Portfolio turnover rate	94%	79%	73%	255%	93%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (0.58)%, respectively, for the year ended December 31, 2005, 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001.

F-10

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.67	$10.53	$9.17	$9.81	$10.02
Income From Investment Operations:
Net investment income	0.68	0.69	0.65	0.64	0.59
Net realized and unrealized gains (losses) on investments	(0.27)	0.25	1.36	(0.64)	(0.21)
Total from investment operations	0.41	0.94	2.01	—	0.38
Less Distributions:
Dividends from net investment income	(0.68)	(0.70)	(0.65)	(0.64)	(0.59)
Dividends from net realized gains	(0.15)	(0.10)	—	—	—
Total distributions	(0.83)	(0.80)	(0.65)	(0.64)	(0.59)
Net Asset Value, end of year	$10.25	$10.67	$10.53	$9.17	$9.81
Total Investment Return(a)	4.03%	9.32%	22.41%	0.15%	3.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$368.6	$312.5	$248.2	$112.2	$52.0
Ratios to average net assets:
Expenses	0.67%	0.68%	0.72%	0.82%	0.82	%(b)
Net investment income	6.65%	6.68%	6.97%	7.79%	7.44	%(b)
Portfolio turnover rate	89%	53%	74%	108%	105%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001.

F-11

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.68	$11.54	$11.41	$10.70	$10.40
Income From Investment Operations:
Net investment income	0.37	0.22	0.23	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.10)	0.36	0.43	0.71	0.57
Total from investment operations	0.27	0.58	0.66	0.99	0.89
Less Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.28)	(0.28)	(0.34)
Dividends from net realized gains	(0.20)	(0.21)	(0.25)	— (c)	(0.25)
Total distributions	(0.74)	(0.44)	(0.53)	(0.28)	(0.59)
Net Asset Value, end of year	$11.21	$11.68	$11.54	$11.41	$10.70
Total Investment Return(a)	2.39%	5.28%	5.85%	9.39%	8.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,538.2	$1,099.0	$839.1	$471.7	$147.0
Ratios to average net assets:
Expenses	0.62%	0.65%	0.65%	0.67%	0.76	%(b)
Net investment income	3.62%	2.01%	2.19%	3.02%	3.69	%(b)
Portfolio turnover rate	590%	590%	656%	574%	718%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-12

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.07	$6.65	$4.68	$6.89		$8.38
Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.05)	(.02)	(.02)		(.01)
Net realized and unrealized gains (losses) on investments	1.16	1.47	1.99	(2.19)		(1.48)
Total from investment operations	1.14	1.42	1.97	(2.21)		(1.49)
Less Dividends and Distributions:
Dividends from net investment income	— (c)	—	—	—		—
Distributions from net realized gains	(1.34)	— (c)	—	—		—
Total dividends and distributions	(1.34)	— (c)	—	—		—
Net Asset Value, end of year	$7.87	$8.07	$6.65	$4.68		$6.89
Total Investment Return(a)	17.77%	21.39%	42.09%	(32.08)%		(17.78)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$194.8	$128.3	$170.0	$51.0		$31.2
Ratios to average net assets:
Expenses	.80%	.78%	.80%	.90	%(b)	.90	%(b)
Net investment loss	(.28)%	(.53)%	(.56)%	(.48	)%(b)	(.37	)%(b)
Portfolio turnover rate	142%	212%	213%	299%		258%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been .98% and (.56)%, respectively, for the year ended December 31, 2002, 1.41% and (.88)%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-13

Financial Highlights

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.52	$4.84		$6.94		$8.38
Income From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	1.71		(2.07)		(1.42)
Total from investment operations	0.16	(0.06)	1.68		(2.10)		(1.44)
Net Asset Value, end of year	$6.62	$6.46	$6.52		$4.84		$6.94
Total Investment Return(a)	2.48%	(.92)%	34.71%		(30.26)%		(17.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.7	$184.1	$35.0		$12.5		$8.4
Ratios to average net assets(b):
Expenses	1.05%	1.09%	1.15	%(b)	1.15	%(b)	1.15	%(b)
Net investment loss	(0.44)%	(.82)%	(0.72	)%(b)	(0.73	)%(b)	(0.28	)%(b)
Portfolio turnover rate	192%	240%	122%		109%		83%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001.

F-14

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.51	$12.88	$9.68	$11.36		$11.13
Income From Investment Operations:
Net investment income	0.07	0.08	0.02	0.05		0.08
Net realized and unrealized gains (losses) on investments	0.52	2.57	3.18	(1.68)		0.26
Total from investment operations	0.59	2.65	3.20	(1.63)		0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.02)	— (c)	(0.05)		(0.11)
Dividends from net realized gains	(1.75)	— (c)	—	—		—
Total dividends and distributions	(1.83)	(0.02)	0.00	(0.05)		(0.11)
Net Asset Value, end of year	$14.27	$15.51	$12.88	$9.68		$11.36
Total Investment Return(a)	4.61%	20.69%	33.11%	(14.38)%		3.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350.7	$393.3	$250.6	$99.2		$47.4
Ratios to average net assets:
Expenses	0.97%	0.96%	1.04%	1.05	%(b)	1.05	%(b)
Net investment income	0.49%	0.69%	0.37%	0.69	%(b)	1.08	%(b)
Portfolio turnover rate	119%	127%	90%	116%		89%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, and 1.56% and 0.57%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-15

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2005		2004		2003		2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.00		$6.33		$5.03		$6.73		$7.94
Income From Investment Operations:
Net investment loss	(0.03)		—	(b)	(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.10		0.67		1.31		(1.69)		(1.20)
Total from investment operations	1.07		0.67		1.30		(1.70)		(1.21)
Net Asset Value, end of year	$8.07		$7.00		$6.33		$5.03		$6.73
Total Investment Return(a)	15.29%		10.58%		25.84%		(25.26)%		(15.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3		$30.1		$21.6		$10.8		$7.7
Expenses	1.07	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)
Net investment loss	(0.44	)%(d)	(0.01	)%(d)	(0.28	)%(d)	(0.30	)%(d)	(0.16	)%(d)
Portfolio turnover rate	110%		84%		93%		62%		116%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share

(c)     Calculated based upon weighted average shares outstanding during the year.

(d)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14 and (0.51)%, respectively, for the year ended December 31, 2005, 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002 and 2.61% and (1.76)%, respectively, for the year ended December 31, 2001.

F-16

Financial Highlights

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2005		2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.61		$6.23	$5.03	$7.31		$8.55
Income From Investment Operations:
Net investment income (loss)	(0.03)		(0.01)	0.00 (c)	(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.13		0.39	1.20	(2.27)		(1.23)
Total from investment operations	1.10		0.38	1.20	(2.28)		(1.24)
Less Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		—	—	—		—
Tax return of capital distributions	—		—	—	—		—	(c)
Total distributions	—		—	—	—		—	(c)
Net Asset Value, end of year	$7.71		$6.61	$6.23	$5.03		$7.31
Total Investment Return(a)	16.64%		6.10%	23.86%	(31.19)%		(14.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$73.8		$65.7	$146.5	$57.7		$35.9
Ratios to average net assets:
Expenses	1.06	%(b)	1.08%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income (loss)	(0.38	)%(b)	(0.14)%	(0.11)%	(0.27	)%(b)	(0.08	)%(b)
Portfolio turnover rate	144%		122%	38%	34%		47%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the expense and net investment loss ratios would have been 1.16% and (0.48)%, respectively, for the year ended December 31, 2005, 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively and for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-17

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.89	$4.22	$5.45		$8.50
Income From Investment Operations:
Net investment income (loss)	0.04	0.02	0.01	0.01		0.02
Net realized and unrealized gains (losses) on investments	1.01	0.95	1.66	(1.24)		(3.05)
Total from investment operations	1.05	0.97	1.67	(1.23)		(3.03)
Less Distributions:
Dividends from net investment income	(0.04)	(0.01)	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.02)
Total distributions	(0.35)	(0.01)	—	—		(0.02)
Net Asset Value, end of year	$7.55	$6.85	$5.89	$4.22		$5.45
Total Investment Return(a)	16.39%	16.54%	39.57%	(22.57)%		(35.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$453.6	$249.1	$105.6	$34.9		$19.9
Expenses	0.98%	1.02%	1.15%	1.24	%(b)	1.24	%(b)
Net investment income (loss)	0.64%	0.50%	0.56%	0.26	%(b)(d)	0.31	%(b)(d)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001.

(c)     Calculated based upon weighted average shares outstanding during the year.

(d)     Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F-18

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.98	$7.83	$5.90	$7.58	$9.33
Income (Loss) From Investment Operations:
Net investment income	.18	.02	.01	— (b)	.02
Net realized and unrealized gains (losses) on investments	.71	1.13	1.92	(1.68)	(1.69)
Total from investment operations	.89	1.15	1.93	(1.68)	(1.67)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	— (b)	— (b)	—	(.02)
Distributions from net realized gains	(.35)	—	—	—	(.06)
Total dividends and distributions	(.37)	—	—	—	(.08)
Net Asset Value, end of year	$9.50	$8.98	$7.83	$5.90	$7.58
Total Investment Return(a)	10.48%	14.76%	32.77%	(22.16)%	(17.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188.2	$136.9	$60.6	$15.1	$7.5
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.29%	.27%	.16%	.06%	.39%
Portfolio turnover rate	26%	60%	22%	26%	62%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.66	$7.96	$9.02	$9.80
Income (Loss) From Investment Operations:
Net investment income	.27	.09	.09	.11	.14
Net realized and unrealized gain (loss) on investments	.49	.97	1.71	(1.16)	(.73)
Total from investment operations	.76	1.06	1.80	(1.05)	(.59)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.08)	(.10)	—	(.14)
Distributions from net realized gains	(.37)	(.01)	—	(.01)	(.05)
Total dividends and distributions	(.47)	(.09)	(.10)	(.01)	(.19)
Net Asset Value, end of year	$10.92	$10.63	$9.66	$7.96	$9.02
Total Investment Return(a)	7.60%	11.09%	22.87%	(11.67)%	(5.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.0	$837.0	$449.8	$147.3	$66.1
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	3.40%	1.37%	1.83%	1.96%	3.26%
Portfolio turnover rate	21%	48%	12%	22%	35%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-19

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.20	$10.48	$9.16	$9.77	$10.00
Income (Loss) From Investment Operations:
Net investment income	.38	.14	.16	.16	.21
Net realized and unrealized gain (loss) on investments	.25	.77	1.33	(.73)	(.24)
Total from investment operations	.63	.91	1.49	(.57)	(.03)
Less Distributions:
Dividends from net investment income	(.16)	(.16)	(.16)	(.03)	(.16)
Distributions from net realized gains	(.39)	(.03)	(.01)	(.01)	(.04)
Total distributions	(.55)	(.19)	(.17)	(.04)	(.20)
Net asset value, end of year	$11.28	$11.20	$10.48	$9.16	$9.77
Total Investment Return(a)	5.91%	8.89%	16.49%	(5.88)%	(.23)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$642.0	$459.9	$281.2	$117.5	$47.9
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	4.10%	1.86%	2.60%	2.79%	4.76%
Portfolio turnover rate	24%	47%	22%	25%	29%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.80	$8.71	$6.84	$8.27	$9.52
Income (Loss) From Investment Operations:
Net investment income.	0.19	0.06	0.04	0.06	0.09
Net realized and unrealized gains (losses) on investments	0.66	1.07	1.88	(1.49)	(1.21)
Total from investment operations	0.85	1.13	1.92	(1.43)	(1.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	—	(0.08)
Distributions from net realized gains	(0.36)	—	—	— (b)	(0.05)
Total dividends and distributions	(0.42)	(0.04)	(0.05)	—	(0.13)
Net Asset Value, end of year	$10.23	$9.80	$8.71	$6.84	$8.27
Total Investment Return(a)	9.24%	13.05%	28.27%	(17.26)%	(11.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,212.0	$662.7	$326.7	$96.4	$46.8
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.65%	0.94%	1.10%	1.12%	1.71%
Portfolio turnover rate	18%	53%	18%	24%	43%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

F-20

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
A I M Capital Management, Inc.
AllianceBernstein L.P.
Calamos Advisors LLC
Davis Advisors
Dreman Value Management LLC
Eagle Asset Management
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management LLC
J.P. Morgan Investment Management Inc.
LSV Asset Management
Marsico Capital Management, LLC
Neuberger Berman Management, Inc.
Pacific Investment Management Company, LLC
T. Rowe Price Associates, Inc.
Salomon Brothers Asset Management Inc
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	SP LSV International Value Portfolio
Diversified Bond Portfolio	SP Mid Cap Growth Portfolio
Equity Portfolio	SP PIMCO High Yield Portfolio
Flexible Managed Portfolio	SP PIMCO Total Return Portfolio
Global Portfolio	SP Small Cap Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Value Portfolio
Jennison Portfolio	SP T. Rowe Price Large Cap Growth Portfolio
Money Market Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Stock Index Portfolio	SP Balanced Asset Allocation Portfolio
Value Portfolio	SP Conservative Asset Allocation Portfolio
SP Davis Value Portfolio	SP Growth Asset Allocation Portfolio
SP Large Cap Value Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
10	PRINCIPAL RISKS
14	EVALUATING PERFORMANCE
37	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
39	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio
SP Davis Value Portfolio
SP Large Cap Value Portfolio
SP LSV International Value Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Small Cap Growth Portfolio
SP Small Cap Value Portfolio (1)
SP T. Rowe Price Large Cap Growth Portfolio (2)
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
63	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts

(1)                       Formerly, SP Goldman Sachs Small Cap Value Portfolio

(2)                       Formerly, SP AllianceBernstein Large Cap Growth Portfolio

i

Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Total Return Swaps
When-Issued and Delayed Delivery Securities
66	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
80	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
84	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
85	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade

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securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

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•       market risk

•       prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

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Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

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Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       foreign company risk

•       management risk

•       market risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP LSV International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is subadvised by LSV Asset Management (LSV).

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Advisors LLC (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses both bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as a top-down approach of diversification by industry and company while paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

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•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-dollar-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign curency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

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SP Small Cap Growth Portfolio

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Asset Management and Eagle Asset Management.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       smaller company risk

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

•       smaller company risk

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SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Up to 15% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      growth stock risk

•      leveraging risk

•      management risk

•      market risk

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

Prudential Investments LLC (“PI” or the “Manager”) may: (i) invest the assets of each SP Asset Allocation Portfolio in any Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (“AST”), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios), (ii) change allocations among Underlying Portfolios when deemed necessary or appropriate, and (iii) effect the rebalancing of SP Asset Allocation Portfolio assets when deemed necessary appropriate.

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation

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Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*                                         Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s

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use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

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Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

12

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

13

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

14

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

15

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

16

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

17

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

18

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***       The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio.  In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

19

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

20

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield* (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source:  iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

21

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

22

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I shares.

23

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.52%	3.78%	3.91%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	5.42%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	3.95%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

24

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	6.64%	3.99%	4.71%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average****	4.82%	2.95%	3.95%
Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average****	6.30%	4.87%	5.42%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

25

SP LSV International Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	13.77%	1.61%	0.51%
MSCI EAFE Index**	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Value Funds Average***	13.16%	5.97%	5.92%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

26

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.26%	-5.64%	-5.76%
Russell Midcap Index**	12.65%	8.45%	7.29%
Russell Midcap Growth Index***	12.10%	1.38%	-3.67%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%	-3.95%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average****	10.80%	-2.37%	-6.18%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

27

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.03%	7.71%	7.68%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index**	2.74%	8.39%	6.58%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint***	3.39%	8.28%	7.08%
Lehman Brothers Intermediate BB Corporate Bond Index****	2.81%	7.52%	7.13%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.55%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Merrill Lynch U.S. High Yield Master II BB-B Rated Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio no longer uses this index.

***       The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed from the Merrill Lynch U.S. High Yield Master II BB-B Rated Index to the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint because the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint better reflects the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****     The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

28

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.39%	6.28%	6.96%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.42%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	6.07%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

29

SP Small Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.48%	-4.61%	-7.52%
Russell 2000 Index**	4.55%	8.22%	6.36%
Russell 2000 Growth Index***	4.15%	2.28%	-2.13%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average****	7.50%	1.06%	-2.05%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

30

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.61%	8.21%	9.98%
Russell 2500 Index**	8.11%	9.14%	7.91%
Russell 2000 Value Index***	4.71%	13.55%	14.55%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average****	7.56%	13.83%	14.03%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average****	5.35%	8.21%	7.40%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

31

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future. T. Rowe Price began managing the Portfolio on December 5, 2005. Performance prior to this time is attributable to other portfolio managers.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.64%	-2.06%	-4.81%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Growth Index***	5.26%	-3.58%	-7.73%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%	-6.27%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***      The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

32

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*           These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	10.48%	1.46%	0.07%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Aggressive Growth AA Custom Blended Index***	9.23%	4.45%	2.82%
Current Aggressive Growth AA Custom Blended Index***	7.64%	2.21%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Aggressive Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap Growth Index (17.5%), and the MSCI EAFE Index (30%). Current Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MCSI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

33

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	7.60%	4.05%	3.56%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Balanced AA Custom Blended Index***	6.10%	4.78%	3.84%
Current Balanced AA Custom Blended Index***	5.63%	4.01%	3.21%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	2.93%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Balanced AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers U.S. Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). Current Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (12%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

34

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.91%	4.76%	4.67%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Conservative AA Custom Blended Index***	3.98%	4.97%	4.54%
Current Conservative AA Custom Blended Index***	4.58%	4.74%	4.38%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.84%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Conservative AA Custom Blended Index consists of the Russell 1000 Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). Current Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (8%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.24%	2.95%	1.89%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Growth AA Custom Blended Index***	7.94%	4.68%	3.38%
Current Growth AA Custom Blended Index***	6.64%	3.16%	1.93%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%) the Lehman Brothers Aggregate Bond Index (12.5%) the Lehman Brothers Intermediate BB Index (7.5%), and the MSCI EAFE Index (20%). Current Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (16%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)		Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%		None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40		None	0.05	0.45
Equity Portfolio	N/A	0.45		None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60		None	0.03	0.63
Global Portfolio	N/A	0.75		None	0.07	0.82
High Yield Bond Portfolio	N/A	0.55		None	0.03	0.58
Jennison Portfolio	N/A	0.60		None	0.03	0.63
Money Market Portfolio	N/A	0.40		None	0.05	0.45
Stock Index Portfolio	N/A	0.35		None	0.03	0.38	(1)
Value Portfolio	N/A	0.40		None	0.03	0.43
SP Davis Value Portfolio	N/A	0.75		None	0.07	0.82
SP Large Cap Value Portfolio	N/A	0.80		None	0.03	0.83
SP LSV International Value Portfolio	N/A	0.90		None	0.16	1.06	(2)(3)
SP Mid Cap Growth Portfolio	N/A	0.80		None	0.22	1.02	(2)
SP PIMCO High Yield Portfolio	N/A	0.60		None	0.07	0.67
SP PIMCO Total Return Portfolio	N/A	0.60		None	0.02	0.62
SP Small Cap Growth Portfolio	N/A	0.95		None	0.10	1.05
SP Small Cap Value Portfolio	N/A	0.90		None	0.07	0.97
SP T. Rowe Price Large Cap Growth Portfolio	N/A	0.90		None	0.26	1.16	(2)(3)
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.83	(4)	None	0.09	0.92	(5)
SP Balanced Asset Allocation Portfolio	N/A	0.75	(4)	None	0.10	0.85	(5)
SP Conservative Asset Allocation Portfolio	N/A	0.74	(4)	None	0.04	0.78	(5)
SP Growth Asset Allocation Portfolio	N/A	0.79	(4)	None	0.09	0.88	(5)

(1)        The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below). The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:
0.35% up to and including $4 billion; and
0.30% over $4 billion.

(2)                       The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements (the “Arrangements”). The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were as follows:  1.00% for SP Mid Cap

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Growth Portfolio, 1.06% and SP T. Rowe Price Large Cap Growth Portfolio. The SP LSV International Value Portfolio had an Arrangement in place that did not affect the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005.

(3)                       Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been as follows:  1.06% for SP T. Rowe Price Large Cap Growth Portfolio and 1.10% for SP LSV International Value Portfolio. The Arrangements for SP Mid Cap Growth Portfolio were neither modified nor eliminated as of January 1, 2006.

(4)                       Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005 plus a 0.05% annual management fee paid to the Manager. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Manager.

(5)                       Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to the Manager, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees  (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, and (c) the 0.05% fee paid to the Manager.

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Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	46	144	252	567
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Money Market Portfolio	46	144	252	567
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542
SP Davis Value Portfolio	84	262	455	1,014
SP Large Cap Value Portfolio	85	265	460	1,025
SP LSV International Value Portfolio	108	337	585	1,294
SP Mid Cap Growth Portfolio	104	325	563	1,248
SP PIMCO High Yield Portfolio	68	214	373	835
SP PIMCO Total Return Portfolio	63	199	346	774
SP Small Cap Growth Portfolio	107	334	579	1,283
SP Small Cap Value Portfolio	99	309	536	1,190
SP T. Rowe Price Large Cap Growth Portfolio	118	368	638	1,409
SP Aggressive Growth Asset Allocation Portfolio	94	293	509	1,131
SP Balanced Asset Allocation Portfolio	87	271	471	1,049
SP Conservative Asset Allocation Portfolio	80	249	433	966
SP Growth Asset Allocation Portfolio	90	281	488	1,084

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

40

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt

41

obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be

43

appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

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•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

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This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

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•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

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We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also

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invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•        Proven track record

•        Significant personal ownership in business

•        Intelligent allocation of capital

•        Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•        Strong balance sheet

•        Low cost structure/low debt

•        High after-tax returns on capital

•        High quality of earnings

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Strategic Positioning for the Long Term

•        Non-obsolete products/services

•        Dominant or growing market share in a growing market

•        Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•        Preferred stock and bonds that have attached warrants.

•        Convertible debt and convertible preferred stock.

•        Asset-backed securities.

•        Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•        Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•        Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•        Swaps.

•        Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

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The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), and Dreman Value Management LLC (Dreman). J.P. Morgan, Hotchkis and Wiley, and Dreman are each responsible for managing approximately 50%, 20% and 30%, respectively, of the Portfolio’s assets.

SP LSV International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in equity securities of companies represented in the MSCI EAFE Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Convertible securities.

•       Warrants.

•       Foreign securities.

•       Options (on stock, debt, stock indices, foreign currencies, and futures).

•       Futures contracts.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       Loan participations.

•       Reverse repurchase agreements.

•       Dollar rolls.

•       When-issued and delayed delivery securities

•       Short sales.

•       Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by LSV Asset Management. Prior to November 22, 2004, the Portfolio was managed by Deutsche Asset Management Investment Services Limited.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible you could lose money.

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The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2005, the top of the Russell Midcap™ Growth Index range was approximately $18.438 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also utilize various strategies and invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities and strategies:

•        Corporate debt.

•        Lower-rated bonds.

•        U.S. Government securities.

•        Variable and floating rate obligations.

•        Zero coupon bonds.

•        Deferred interest bonds.

•        PIK bonds.

•        Depository receipts.

•        Emerging markets equity securities.

•        Forward contracts.

•        Futures contracts.

•        Securities issued by investment companies.

•        Options (on currencies, futures, securities, and stock indices).

•        Repurchase agreements.

•        Restricted securities.

•        Short sales and short sales against-the-box.

•        Short-term debt.

•        Warrants.

•        When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Advisors LLC.

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SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high-yield” or “junk” bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Event-linked bonds.

•       Inflation-indexed bonds issued by both governments and corporations.

•       Convertible debt and convertible preferred stock securities.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

•       Repurchase Agreements and Reverse repurchase agreements.

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•       Dollar rolls.

•       Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

•       Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high-yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and

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government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Forward foreign currency exchange contracts.

•       Event-linked bonds.

•       Convertible debt and convertible preferred stock.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis, and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•       Repurchase Agreements and Reverse Repurchase Agreements.

•       Dollar rolls.

•       Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•       Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP Small Cap Growth Portfolio

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers’ estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•       Repurchase agreements.

•       Debt securities.

•       Convertible securities

•       High yield or “junk” bonds.

•       Warrants.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       When-issued and delayed delivery securities.

•       Short sales against-the-box.

•       U.S. Government securities.

•       Brady Bonds.

•       Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle). Neuberger Berman and Eagle are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to May 1, 2005, the Portfolio was managed on an interim basis by BlackRock Advisors, Inc. from January 31, 2005 to April 30, 2005. Prior to January 31, 2005, the Portfolio was managed by State Street Research and Management Company.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

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The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

•       Well-positioned businesses that have:

i.                    Attractive returns on capital;

ii.                Sustainable earnings and cash flow;

iii.            Strong company management focused on long-term returns to shareholders;

•       Attractive valuation opportunities where:

i.                    The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM’s proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.” GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio’s investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the manager looks for “value” attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio’s industry or sector focus, or SaBAM’s individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivative strategies to reduce certain risks of its investments and to enhance income.

•       Purchase and sell options on equity securities or stock indices.

•       Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•       Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

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•       Forward foreign currency exchange contracts.

•       Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•       Swaps.

•       Repurchase agreements.

•       REITs.

•       Private Investments in Public Equity “PIPES.”

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. (“GSAM”) and Salomon Brothers Asset Management Inc. (“SaBAM”). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. From January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio’s assets.

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities (up to 15% of the Portfolio’s total assets), including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell exchange-traded index options and stock index future contracts.

•       Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•       Short sales against-the-box of up to 15% of net Portfolio assets.

•       Illiquid securities (up to 10% of net Portfolio assets).

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In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

In pursuing its investment objective T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates, Inc. AllianceBernstein served as a subadviser to the Portfolio from inception to December 5, 2005.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

•       the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•       the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or

•       the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). AST is an open-end management investment company co-managed by the Manager and its affiliate, American Skandia Investment Services, Inc. under a manager-of-managers approach. Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes. The Fund may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940. If such relief is granted, the SP Asset Allocation Portfolios may invest in other securities, including exchange traded funds and derivatives.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

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Relative Investment Focus*

*                                 Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

Up to 100% of an SP Asset Allocation Portfolio’s assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Directors of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please refer to their investment summaries included in this Prospectus. For more information on the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please see below.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection. The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST LSV International Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of

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foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This Portfolio’s investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

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Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

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Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

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Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

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Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Stock Index	0.35
Value	0.40
SP Davis Value	0.75
SP Large Cap Value	0.80
SP LSV International Value	0.90
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Small Cap Growth	0.95
SP Small Cap Value	0.90
SP T. Rowe Price Large Cap Growth	0.90
SP Aggressive Growth Asset Allocation	0.83*
SP Balanced Asset Allocation	0.75*
SP Conservative Asset Allocation	0.74*
SP Growth Asset Allocation	0.79*

*                                 Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, plus a 0.05% annual management fee paid to the Investment Adviser. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Investment Adviser.

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•        Natural Resources Portfolio

•        Jennison Portfolio

•        Jennison 20/20 Focus Portfolio

•        SP Prudential U.S. Emerging Growth Portfolio

•        Value Portfolio

•        Diversified Conservative Growth Portfolio (portion)

•        Equity Portfolio (portion)

•        SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•        Conservative Balanced Portfolio (portion)

•        Diversified Bond Portfolio

•        Flexible Managed Portfolio (portion)

•        Government Income Portfolio

•        High Yield Bond Portfolio

•        Money Market Portfolio

•        Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•        Conservative Balanced Portfolio (portion)

•        Flexible Managed Portfolio (portion)

•        Small Capitalization Stock Portfolio

•        Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Calamos Advisors LLC (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings LLC. As of December 31, 2005, Calamos managed approximately $44 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 2020 Calamous Court, Naperville, Illinois 60563-2787.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2005, Davis managed approximately $72 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (Dreman) serves as subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. As of December 31, 2005, Dreman had approximately $14.5 billion under management Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

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Eagle Asset Management (Eagle) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 44 investment professionals, and has approximately $11.5 billion in assets under management as of December 31, 2005. The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $496.1 billion in assets as of December 31, 2005. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are primarily employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is Stephens Group, Inc., a diversified holding company. As of December 31, 2005, Hotchkis and Wiley had over $29.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan and its affiliated companies had approximately $846 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Neuberger Berman Management, Inc. (Neuberger Berman) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). LBHI, which trades on the New York Stock Exchange under the ticker symbol “LEH” through its subsidiaries (LBHI and its subsidiaries collectively “Lehman Brothers”), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management as of December 31, 2005. The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•        Diversified Conservative Growth Portfolio (portion)

•        SP PIMCO Total Return Portfolio

•        SP PIMCO High Yield Portfolio.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding

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company. As of December 31, 2005, PIMCO managed over $594.1 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

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Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

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Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

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Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the

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High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers.

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The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for
PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard

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University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994. Mr. Dimig, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 2002. Mr. Zingone has managed the Portfolio since January 2004. Mr. Chen has managed the Portfolio since May 2005. Mr. Dimig has managed the Portfolio since January 2006.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and subadviser to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Portfolio managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio’s assets. Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004. This list does not include all members of the investment team.

Sheldon Lieberman — Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

George Davis — Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

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Joe Huber — Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna — Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Portfolio. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Stan Majcher — Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

David N. Dreman and Nelson Woodard are the portfolio managers for the portion of the Portfolio managed by Dreman.

David N. Dreman.   Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•       Began investment career in 1957.

•       Founder, Dreman Value Management, L.L.C.

•       Mr. Dreman will serve as the lead portfolio manager.

•       Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm’s Chief Investment Officer. Dreman Value Management, L.L.C., with $11 billion under management, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund’s inception in March 18, 1988. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard.   Co-Lead Portfolio Manager. Began investment career in 1985.

•       PhD, University of Virginia.

•       Mr. Woodard will serve as the co-lead portfolio manager.

•       Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

SP LSV International Value Portfolio

The Portfolio is co-managed by Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and

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research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok, Vishny and Vermeulen have managed the Portfolio since LSV became the Portfolio’s subadviser in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

SP Mid Cap Growth Portfolio

John P. Calamos, President, CEO and Co-Chief Investment Officer of Calamos, Nick P. Calamos, Senior Executive Vice President and Co-Chief Investment Officer of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is a Managing Director, portfolio manager and senior member of PIMCO’s investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations and heads the global high yield business for PIMCO. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has twenty years of investment management experience and holds a bachelor’s degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

SP PIMCO Total Return Portfolio

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since July 2000.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman. Mr. Fasciano has been a managing director of Neuberger Berman since 2001. From 1986 through 2001, Mr. Fasciano was President of Fasciano Company, Inc. From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation. Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management. Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst, and has been a Senior Vice President of Eagle since April 1995. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June 1999. Prior to joining Eagle,

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Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc. where he was Chairman of the Raymond James Focus Committee.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, David Berdon, Scott Carroll, Kelly Flynn, and Edward Perkin.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager

Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager

Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin & Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

David Berdon: Vice President; Portfolio Manager

David is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs Asset Management in 2001, David was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc., and a Principal Consultant at Diamond Technology Partners. Prior to that, he was an Analyst at Chase Manhattan Bank and Morgan Stanley. David has eight years of industry experience. He received a BA in Government and Law from Lafayette College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Dolores Bamford, CFA: Managing Director; Portfolio Manager

Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager

Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

Kelly Flynn: Vice President; Portfolio Manager

Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio

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Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Edward Perkin: Vice President; Portfolio Manager

Edward is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Edward joined Goldman Sachs Asset Management in 2002. Previously, Edward worked in research at Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a Senior Research Analyst at Fiserv. Edward has 10 years of industry experience. He received a BA from the University of California, Santa Barbara and an MBA from Columbia Business School.

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr. Hable has more than 22 years of investment industry experience and is a managing director of SaBAM. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania’s Wharton School of Finance. He has been with SaBAM since 1983.

SP T. Rowe Price Large Cap Growth Portfolio (formerly SP AllianceBernstein Large Cap Growth Portfolio)

Robert W. Sharps is responsible for the day-to-day management of the Portfolio since December 2005. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst designation and Certified Public Accountant accreditation.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

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Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

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Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will

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more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

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Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

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Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

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Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

F-2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-3

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-4

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

F-5

(c)     Less than $0.005 per share.

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.98	$9.80	$7.62	$9.04		$10.15
Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.05		0.05
Net realized and unrealized gains (losses) on investments	0.82	1.12	2.18	(1.47)		(1.11)
Total from investment operations	0.91	1.22	2.23	(1.42)		(1.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.05)	—	(c)	(0.05)
Distributions from net realized gains	(1.11)	—	—	—		—
Total dividends and distributions	(1.21)	(0.04)	(0.05)	—		(0.05)
Net Asset Value, end of year	$10.68	$10.98	$9.80	$7.62		$9.04
Total Investment Return(a)	9.52%	12.53%	29.40%	(15.70)%		(10.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$311.7	$285.5	$391.2	$165.0		$94.4
Ratios to average net assets:
Expenses	0.82%	0.82%	0.82%	0.83	%(b)	0.83	%(b)
Net investment income	0.87%	0.89%	0.80%	0.82	%(b)	0.64	%(b)
Portfolio turnover rate	14%	34%	7%	22%		17%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002 and 1.03% and 0.43%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-6

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2005	2004(d)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.56	$9.90	$7.81		$9.44		$10.44
Income From Investment Operations:
Net investment income	0.16	0.16	0.09		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.58	1.58	2.00		(1.62)		(0.99)
Total from investment operations	0.74	1.74	2.09		(1.54)		(0.90)
Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	—		(0.09)		(0.10)
Dividends from net realized gains	(0.30)	—	—		—		—
Tax Return of Capital	—	—	—		—	(c)	—
Total distributions	(0.40)	(0.08)	—		(0.09)		(0.10)
Net Asset Value, end of year	$11.90	$11.56	$9.90		$7.81		$9.44
Total Investment Return(a)	6.64%	17.75%	26.76%		(16.37)%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$833.1	$601.4	$72.9		$38.3		$23.7
Ratios to average net assets:
Expenses	0.83%	0.86%	0.90	%(b)	0.90	%(b)	0.90	%(b)
Net investment income	1.53%	1.53%	1.32	%(b)	1.22	%(b)	1.18	%(b)
Portfolio turnover rate	62%	77%	73%		96%		61%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, and 1.98% and 0.10%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

F-7

Financial Highlights

	SP LSV International Value Portfolio
	Year Ended December 31,
	2005(c)	2004		2003(c)		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.84	$7.67		$6.08		$7.35		$9.44
Income From Investment Operations:
Net investment income	0.17	0.04		0.06		0.04		0.05
Net realized and unrealized gains (losses) on investments	0.94	1.17		1.58		(1.31)		(2.09)
Total from investment operations	1.11	1.21		1.64		(1.27)		(2.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.05)		—		(0.05)
Dividends from net realized gains	(0.83)	—		—		—		—
Total dividends and distributions	(0.87)	(0.04)		(0.05)		—		(0.05)
Net Asset Value, end of year	$9.08	$8.84		$7.67		$6.08		$7.35
Total Investment Return(a)	13.77%	15.80%		27.37%		(17.17)%		(22.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.3	$240.7		$119.9		$46.4		$24.7
Ratios to average net assets:
Expenses	1.06%	1.10	%(b)	1.10	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	2.08%	0.69	%(b)	0.89	%(b)	0.55	%(b)	0.61	%(b)
Portfolio turnover rate	18%	159%		87%		141%		155%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, and 3.27% and (1.56)%, respectively, for the year ended December 31, 2001.

(c)     Calculated based upon weighted average shares outstanding during the period.

F-8

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.73	$4.09	$7.62	$9.69
Income From Investment Operations:
Net investment (loss)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	0.39	1.15	1.66	(3.51)	(2.01)
Total from investment operations	0.36	1.12	1.64	(3.53)	(2.02)
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	—	—	—	—	(0.04)
Total distributions	—	—	—	—	(0.05)
Net Asset Value, end of year	$7.21	$6.85	$5.73	$4.09	$7.62
Total Investment Return(a)	5.26%	19.55%	40.10%	(46.33)%	(20.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$152.9	$107.5	$58.9	$18.3	$15.9
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment (loss)	(0.56)%	(0.68)%	(0.73)%	(0.59)%	(0.20)%
Portfolio turnover rate	94%	79%	73%	255%	93%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (0.58)%, respectively, for the year ended December 31, 2005, 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001.

F-9

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.67	$10.53	$9.17	$9.81	$10.02
Income From Investment Operations:
Net investment income	0.68	0.69	0.65	0.64	0.59
Net realized and unrealized gains (losses) on investments	(0.27)	0.25	1.36	(0.64)	(0.21)
Total from investment operations	0.41	0.94	2.01	—	0.38
Less Distributions:
Dividends from net investment income	(0.68)	(0.70)	(0.65)	(0.64)	(0.59)
Dividends from net realized gains	(0.15)	(0.10)	—	—	—
Total distributions	(0.83)	(0.80)	(0.65)	(0.64)	(0.59)
Net Asset Value, end of year	$10.25	$10.67	$10.53	$9.17	$9.81
Total Investment Return(a)	4.03%	9.32%	22.41%	0.15%	3.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$368.6	$312.5	$248.2	$112.2	$52.0
Ratios to average net assets:
Expenses	0.67%	0.68%	0.72%	0.82%	0.82	%(b)
Net investment income	6.65%	6.68%	6.97%	7.79%	7.44	%(b)
Portfolio turnover rate	89%	53%	74%	108%	105%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001.

F-10

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.68	$11.54	$11.41	$10.70	$10.40
Income From Investment Operations:
Net investment income	0.37	0.22	0.23	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.10)	0.36	0.43	0.71	0.57
Total from investment operations	0.27	0.58	0.66	0.99	0.89
Less Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.28)	(0.28)	(0.34)
Dividends from net realized gains	(0.20)	(0.21)	(0.25)	— (c)	(0.25)
Total distributions	(0.74)	(0.44)	(0.53)	(0.28)	(0.59)
Net Asset Value, end of year	$11.21	$11.68	$11.54	$11.41	$10.70
Total Investment Return(a)	2.39%	5.28%	5.85%	9.39%	8.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,538.2	$1,099.0	$839.1	$471.7	$147.0
Ratios to average net assets:
Expenses	0.62%	0.65%	0.65%	0.67%	0.76	%(b)
Net investment income	3.62%	2.01%	2.19%	3.02%	3.69	%(b)
Portfolio turnover rate	590%	590%	656%	574%	718%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-11

Financial Highlights

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.52	$4.84		$6.94		$8.38
Income From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	1.71		(2.07)		(1.42)
Total from investment operations	0.16	(0.06)	1.68		(2.10)		(1.44)
Net Asset Value, end of year	$6.62	$6.46	$6.52		$4.84		$6.94
Total Investment Return(a)	2.48%	(.92)%	34.71%		(30.26)%		(17.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.7	$184.1	$35.0		$12.5		$8.4
Ratios to average net assets(b):
Expenses	1.05%	1.09%	1.15	%(b)	1.15	%(b)	1.15	%(b)
Net investment loss	(0.44)%	(.82)%	(0.72	)%(b)	(0.73	)%(b)	(0.28	)%(b)
Portfolio turnover rate	192%	240%	122%		109%		83%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001.

F-12

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.51	$12.88	$9.68	$11.36		$11.13
Income From Investment Operations:
Net investment income	0.07	0.08	0.02	0.05		0.08
Net realized and unrealized gains (losses) on investments	0.52	2.57	3.18	(1.68)		0.26
Total from investment operations	0.59	2.65	3.20	(1.63)		0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.02)	— (c)	(0.05)		(0.11)
Dividends from net realized gains	(1.75)	— (c)	—	—		—
Total dividends and distributions	(1.83)	(0.02)	0.00	(0.05)		(0.11)
Net Asset Value, end of year	$14.27	$15.51	$12.88	$9.68		$11.36
Total Investment Return(a)	4.61%	20.69%	33.11%	(14.38)%		3.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350.7	$393.3	$250.6	$99.2		$47.4
Ratios to average net assets:
Expenses	0.97%	0.96%	1.04%	1.05	%(b)	1.05	%(b)
Net investment income	0.49%	0.69%	0.37%	0.69	%(b)	1.08	%(b)
Portfolio turnover rate	119%	127%	90%	116%		89%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, and 1.56% and 0.57%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-13

Financial Highlights

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2005		2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.61		$6.23	$5.03	$7.31		$8.55
Income From Investment Operations:
Net investment income (loss)	(0.03)		(0.01)	0.00 (c)	(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.13		0.39	1.20	(2.27)		(1.23)
Total from investment operations	1.10		0.38	1.20	(2.28)		(1.24)
Less Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		—	—	—		—
Tax return of capital distributions	—		—	—	—		—	(c)
Total distributions	—		—	—	—		—	(c)
Net Asset Value, end of year	$7.71		$6.61	$6.23	$5.03		$7.31
Total Investment Return(a)	16.64%		6.10%	23.86%	(31.19)%		(14.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$73.8		$65.7	$146.5	$57.7		$35.9
Ratios to average net assets:
Expenses	1.06	%(b)	1.08%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income (loss)	(0.38	)%(b)	(0.14)%	(0.11)%	(0.27	)%(b)	(0.08	)%(b)
Portfolio turnover rate	144%		122%	38%	34%		47%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the expense and net investment loss ratios would have been 1.16% and (0.48)%, respectively, for the year ended December 31, 2005, 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively and for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-14

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.98	$7.83	$5.90	$7.58	$9.33
Income (Loss) From Investment Operations:
Net investment income	.18	.02	.01	— (b)	.02
Net realized and unrealized gains (losses) on investments	.71	1.13	1.92	(1.68)	(1.69)
Total from investment operations	.89	1.15	1.93	(1.68)	(1.67)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	— (b)	— (b)	—	(.02)
Distributions from net realized gains	(.35)	—	—	—	(.06)
Total dividends and distributions	(.37)	—	—	—	(.08)
Net Asset Value, end of year	$9.50	$8.98	$7.83	$5.90	$7.58
Total Investment Return(a)	10.48%	14.76%	32.77%	(22.16)%	(17.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188.2	$136.9	$60.6	$15.1	$7.5
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.29%	.27%	.16%	.06%	.39%
Portfolio turnover rate	26%	60%	22%	26%	62%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.66	$7.96	$9.02	$9.80
Income (Loss) From Investment Operations:
Net investment income	.27	.09	.09	.11	.14
Net realized and unrealized gain (loss) on investments	.49	.97	1.71	(1.16)	(.73)
Total from investment operations	.76	1.06	1.80	(1.05)	(.59)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.08)	(.10)	—	(.14)
Distributions from net realized gains	(.37)	(.01)	—	(.01)	(.05)
Total dividends and distributions	(.47)	(.09)	(.10)	(.01)	(.19)
Net Asset Value, end of year	$10.92	$10.63	$9.66	$7.96	$9.02
Total Investment Return(a)	7.60%	11.09%	22.87%	(11.67)%	(5.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.0	$837.0	$449.8	$147.3	$66.1
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	3.40%	1.37%	1.83%	1.96%	3.26%
Portfolio turnover rate	21%	48%	12%	22%	35%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-15

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.20	$10.48	$9.16	$9.77	$10.00
Income (Loss) From Investment Operations:
Net investment income	.38	.14	.16	.16	.21
Net realized and unrealized gain (loss) on investments	.25	.77	1.33	(.73)	(.24)
Total from investment operations	.63	.91	1.49	(.57)	(.03)
Less Distributions:
Dividends from net investment income	(.16)	(.16)	(.16)	(.03)	(.16)
Distributions from net realized gains	(.39)	(.03)	(.01)	(.01)	(.04)
Total distributions	(.55)	(.19)	(.17)	(.04)	(.20)
Net asset value, end of year	$11.28	$11.20	$10.48	$9.16	$9.77
Total Investment Return(a)	5.91%	8.89%	16.49%	(5.88)%	(.23)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$642.0	$459.9	$281.2	$117.5	$47.9
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	4.10%	1.86%	2.60%	2.79%	4.76%
Portfolio turnover rate	24%	47%	22%	25%	29%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-16

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.80	$8.71	$6.84	$8.27	$9.52
Income (Loss) From Investment Operations:
Net investment income.	0.19	0.06	0.04	0.06	0.09
Net realized and unrealized gains (losses) on investments	0.66	1.07	1.88	(1.49)	(1.21)
Total from investment operations	0.85	1.13	1.92	(1.43)	(1.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	—	(0.08)
Distributions from net realized gains	(0.36)	—	—	— (b)	(0.05)
Total dividends and distributions	(0.42)	(0.04)	(0.05)	—	(0.13)
Net Asset Value, end of year	$10.23	$9.80	$8.71	$6.84	$8.27
Total Investment Return(a)	9.24%	13.05%	28.27%	(17.26)%	(11.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,212.0	$662.7	$326.7	$96.4	$46.8
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.65%	0.94%	1.10%	1.12%	1.71%
Portfolio turnover rate	18%	53%	18%	24%	43%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

F-17

Mailing Address

The Prudential Series Fund

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Investment Manager

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Subadvisers

Jennison Associates LLC

Prudential Investment Management, Inc.

Quantitative Management Associates LLC

Calamos Advisors LLC

Davis Advisors

Dreman Value Management LLC

Eagle Asset Management

Goldman Sachs Asset Management, L.P.

Hotchkis and Wiley Capital Management LLC

J.P. Morgan Investment Management Inc.

LSV Asset Management

Marsico Capital Management, LLC

Neuberger Berman Management, Inc.

Pacific Investment Management Company, LLC

T. Rowe Price Associates, Inc.

Salomon Brothers Asset Management Inc

William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC

70 West Madison Street

Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio

Flexible Managed Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies.  Shares of the Fund may also be sold directly to certain tax-deferred retirement plans.  Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus.  Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval.  For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
2	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
7	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
7	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Flexible Managed Portfolio
11	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
14	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
16	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
20	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization

i

Federal Income Taxes Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
21	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

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Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

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Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***       The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Flexible Managed Portfolio	N/A	0.60	None	0.03	0.63

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Flexible Managed Portfolio	64	202	351	786

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and

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industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

*              *              *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also

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expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

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Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

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The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Flexible Managed	0.60

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

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Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their

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Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund

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receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the

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NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

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Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

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Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

F-1

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Prudential Investment Management, Inc.
Quantitative Management Associates LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    May 1, 2006

THE PRUDENTIAL SERIES FUND

Diversified Bond Portfolio	SP Large Cap Value Portfolio
Diversified Conservative Growth Portfolio	SP Mid Cap Growth Portfolio
Equity Portfolio	SP PIMCO Total Return Portfolio
Global Portfolio	SP Prudential U.S. Emerging Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Growth Portfolio
Jennison Portfolio	SP Small Cap Value Portfolio
Jennison 20/20 Focus Portfolio	SP Strategic Partners Focused Growth Portfolio
Money Market Portfolio	SP William Blair International Growth Portfolio
Stock Index Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Value Portfolio	SP Balanced Asset Allocation Portfolio
Small Capitalization Stock Portfolio	SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
10	PRINCIPAL RISKS
14	EVALUATING PERFORMANCE
37	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
39	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Diversified Bond Portfolio
Diversified Conservative Growth Portfolio
Equity Portfolio
Global Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
SP Large Cap Value Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio
SP Small Cap Value Portfolio (1)
SP Strategic Partners Focused Growth Portfolio
SP William Blair International Growth Portfolio
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
63	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments

(1)                       Formerly, SP Goldman Sachs Small Cap Value Portfolio

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Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
67	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
83	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
86	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
87	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

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This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio’s total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in

1

foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      credit risk

•      derivatives risk

•      foreign investment risk

•      high yield risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      management risk

•      market risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The

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Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for

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selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•      derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2006 the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

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•       liquidity risk

•       market risk

•       smaller company risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Advisors LLC (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap ™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap ™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses both bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as a top-down approach of diversification by industry and company while paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

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•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC (“Jennison”) believes have the potential for above-average growth. The Portfolio also may use derivatives to hedge or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP Small Cap Growth Portfolio

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Asset Management and Eagle Asset Management.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       smaller company risk

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SP Small Cap Value Portfolio  (formerly, SP Goldman Sachs Small Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

•       smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Jennison and AllianceBernstein L.P.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks

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primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

Prudential Investments LLC (“PI” or the “Manager”) may: (i) invest the assets of each SP Asset Allocation Portfolio in any Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (“AST”), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios), (ii) change allocations among Underlying Portfolios when deemed necessary or appropriate, and (iii) effect the rebalancing of SP Asset Allocation Portfolio assets when deemed necessary appropriate.

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

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Relative Investment Focus*

* Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere,

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such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

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Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security

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sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Conservative Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5-Year	Since Inception (5/3/99)
Class I Shares	7.04%	6.10%	6.06%
S&P 500 Index**	4.91%	0.54%	0.54%
Diversified Conservative Growth Custom Blended Index***	3.56%	5.42%	4.83%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.40%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor’s Barra Value Index (15%), the Standard & Poor’s Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers Aggregate Bond Index (40%), and the Lehman Brothers High Yield Bond Index (20%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

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Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

16

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

17

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

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*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***                   The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

18

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index —an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

19

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class I Inception (5/3/99)
Class I Shares	21.59%	7.01%	7.09%
S&P 500 Index**	4.91%	0.54%	0.54%
Russell 1000 Index***	6.27%	1.07%	1.22%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.4%	0.33%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	3.03%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I shares.

***       The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I shares.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio’s Class I shares.

20

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield*  (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source:  iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

21

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	7.26%	10.20%	11.88%
S&P SmallCap 600 Index**	7.68%	10.76%	12.16%
Lipper Variable Insurance Products (VIP) SmallCap Core Funds Average***	5.35%	8.21%	10.77%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

22

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

23

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I shares.

24

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	6.64%	3.99%	4.71%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average****	4.82%	2.95%	3.95%
Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average****	6.30%	4.87%	5.42%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

25

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.26%	-5.64%	-5.76%
Russell Midcap Index**	12.65%	8.45%	7.29%
Russell Midcap Growth Index***	12.10%	1.38%	-3.67%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%	-3.95%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average****	10.80%	-2.37%	-6.18%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***      The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

26

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.39%	6.28%	6.96%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.42%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	6.07%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

27

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	17.77%	2.56%
S&P MidCap 400 Index**	12.56%	8.60%
Russell Midcap Growth Index***	12.10%	1.38%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index)—an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

28

SP Small Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.48%	-4.61%	-7.52%
Russell 2000 Index**	4.55%	8.22%	6.36%
Russell 2000 Growth Index***	4.15%	2.28%	-2.13%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average****	7.50%	1.06%	-2.05%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

29

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.61%	8.21%	9.98%
Russell 2500 Index**	8.11%	9.14%	7.91%
Russell 2000 Value Index***	4.71%	13.55%	14.55%
Lipper Variable Insurance Products (VIP) Small- Cap Value Funds Average****	7.56%	13.83%	14.03%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average****	5.35%	8.21%	7.40%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

30

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	15.29%	0.28%
S&P 500 Index**	4.91%	0.54%
Russell 1000 Growth Index***	5.26%	-3.5%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.1%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

31

SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years
Class I Shares	16.39%	-1.16%
MSCI EAFE Index**	13.54%	4.55%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	15.36%	2.23%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

32

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	10.48%	1.46%	0.07%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Aggressive Growth AA Custom Blended Index***	9.23%	4.45%	2.82%
Current Aggressive Growth AA Custom Blended Index***	7.64%	2.21%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Aggressive Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap Growth Index (17.5%), and the MSCI EAFE Index (30%). Current Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MCSI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

33

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	7.60%	4.05%	3.56%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Balanced AA Custom Blended Index***	6.10%	4.78%	3.84%
Current Balanced AA Custom Blended Index***	5.63%	4.01%	3.21%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	2.93%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Balanced AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers U.S. Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). Current Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (12%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

34

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.91%	4.76%	4.67%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Conservative AA Custom Blended Index***	3.98%	4.97%	4.54%
Current Conservative AA Custom Blended Index***	4.58%	4.74%	4.38%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.84%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Conservative AA Custom Blended Index consists of the Russell 1000 Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). Current Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (8%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

35

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.24%	2.95%	1.89%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Growth AA Custom Blended Index***	7.94%	4.68%	3.38%
Current Growth AA Custom Blended Index***	6.64%	3.16%	1.93%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       Prior Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%) the Lehman Brothers Aggregate Bond Index (12.5%) the Lehman Brothers Intermediate BB Index (7.5%), and the MSCI EAFE Index (20%). Current Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (16%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

36

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)		Distribution (12b-1)Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Diversified Bond Portfolio	N/A	0.40%		None	0.05%	0.45%
Diversified Conservative Growth Portfolio	N/A	0.75		None	0.20	0.95
Equity Portfolio	N/A	0.45		None	0.02	0.47
Global Portfolio	N/A	0.75		None	0.07	0.82
High Yield Bond Portfolio	N/A	0.55		None	0.03	0.58
Jennison Portfolio	N/A	0.60		None	0.03	0.63
Jennison 20/20 Focus Portfolio	N/A	0.75		None	0.12	0.87
Money Market Portfolio	N/A	0.40		None	0.05	0.45
Small Capitalization Stock Portfolio	N/A	0.40		None	0.06	0.46
Stock Index Portfolio	N/A	0.35		None	0.03	0.38	(1)
Value Portfolio	N/A	0.40		None	0.03	0.43
SP Large Cap Value Portfolio	N/A	0.80		None	0.03	0.83
SP Mid Cap Growth Portfolio	N/A	0.80		None	0.22	1.02	(2)
SP PIMCO Total Return Portfolio	N/A	0.60		None	0.02	0.62
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60		None	0.20	0.80
SP Small Cap Growth Portfolio	N/A	0.95		None	0.10	1.05
SP Small Cap Value Portfolio	N/A	0.90		None	0.07	0.97
SP Strategic Partners Focused Growth Portfolio	N/A	0.90		None	0.24	1.14	(2)(3)
SP William Blair International Growth Portfolio	N/A	0.85		None	0.13	0.98
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.83	(4)	None	0.09	0.92	(5)
SP Balanced Asset Allocation Portfolio	N/A	0.75	(4)	None	0.10	0.85	(5)
SP Conservative Asset Allocation Portfolio	N/A	0.74	(4)	None	0.04	0.78	(5)
SP Growth Asset Allocation Portfolio	N/A	0.79	(4)	None	0.09	0.88	(5)

(1)                       The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below). The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:

0.35% up to and including $4 billion; and

0.30% over $4 billion.

(2)                       The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements (the “Arrangements”). The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were as follows:  1.00% for SP Mid Cap Growth Portfolio and 1.07% for the SP Strategic Partners Focused Growth Portfolio.

37

(3)                       Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been as follows:  1.25% for the SP Strategic Partners Focused Growth Portfolio. The Arrangements for SP Mid Cap Growth Portfolio were neither modified nor eliminated as of January 1, 2006.

(4)                       Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005 plus a 0.05% annual management fee paid to the Manager. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Manager.

(5)                       Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to the Manager, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees  (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, and (c) the 0.05% fee paid to the Manager.

38

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Diversified Bond Portfolio	$46	$144	$252	$567
Diversified Conservative Growth Portfolio	97	303	525	1,166
Equity Portfolio	48	151	263	591
Global Portfolio	84	262	455	1,014
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Jennison 20/20 Focus Portfolio	89	278	482	1,073
Money Market Portfolio	46	144	252	567
Small Capitalization Stock Portfolio	47	148	258	579
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542
SP Large Cap Value Portfolio	85	265	460	1,025
SP Mid Cap Growth Portfolio	104	325	563	1,248
SP PIMCO Total Return Portfolio	63	199	346	774
SP Prudential U.S. Emerging Growth Portfolio	82	255	444	990
SP Small Cap Growth Portfolio	107	334	579	1,283
SP Small Cap Value Portfolio	99	309	536	1,190
SP Strategic Partners Focused Growth Portfolio	116	362	628	1,386
SP William Blair International Growth Portfolio	100	312	542	1,201
SP Aggressive Growth Asset Allocation Portfolio	94	293	509	1,131
SP Balanced Asset Allocation Portfolio	87	271	471	1,049
SP Conservative Asset Allocation Portfolio	80	249	433	966
SP Growth Asset Allocation Portfolio	90	281	488	1,084

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

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•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio’s total assets in debt securities of varying maturities with a dollar-weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio’s benchmark index. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.)  The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio’s assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, corporate debt obligations of non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and asset-backed securities, inflation-indexed bonds of governments and corporations, structured notes, including hybrid or “indexed” securities, delayed funding loans, and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio’s total assets in lower rated securities that are riskier and considered speculative. Up to 25% of the Portfolio’s total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio’s total assets may be invested in debt obligations of issuers in emerging markets.

Up to 15% of the Portfolio’s total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

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Generally, the Portfolio’s assets will be allocated as shown in the table below. However, we may rebalance the Portfolio’s assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio’s investment objective and policies.

Percent of Portfolio Assets	Asset Class	Subadviser	Investment Style
40%	Fixed income	Pacific Investment Management Company LLC	Mostly high-quality debt instruments
20%	Fixed income	Prudential Investment Management, Inc. (PIM)	High-yield debt, including junk bonds and emerging market debt
15%	Equities	Jennison	Growth-oriented, focusing on large cap stocks
15%	Equities	Jennison	Value-oriented, focusing on large cap stocks
5%	Equities	EARNEST Partners LLC	Value-oriented, focusing on small cap and mid cap stocks
5%	Equities	RS Investment Management LP	Growth-oriented, focusing on small cap and mid cap stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Forward foreign currency exchange contracts.

•       Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

•       Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

•       Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

•       Invest in delayed delivery and when-issued securities.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Preferred stock.

•       Convertible debt.

•       Debt from emerging markets.

•       Event-linked bonds.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Long and short credit default swaps.

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In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

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•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in

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money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of up to 20 value stocks and up to 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess

46

identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•       Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•       Purchase or sell securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining

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maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract

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owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of January 31, 2006, the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on equity securities and stock indexes.

•       Purchase and sell stock index futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

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We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

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•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Preferred stock and bonds that have attached warrants.

•       Convertible debt and convertible preferred stock.

•       Asset-backed securities.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Swaps.

•       Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), and Dreman Value Management LLC (Dreman). J.P. Morgan, Hotchkis and Wiley, and Dreman are each responsible for managing approximately 50%, 20% and 30%, respectively, of the Portfolio’s assets.

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SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2005, the top of the Russell Midcap™ Growth Index range was approximately $18.438 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also utilize various strategies and invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities and strategies:

•       Corporate debt.

•       Lower-rated bonds.

•       U.S. Government securities.

•       Variable and floating rate obligations.

•       Zero coupon bonds.

•       Deferred interest bonds.

•       PIK bonds.

•       Depository receipts.

•       Emerging markets equity securities.

•       Forward contracts.

•       Futures contracts.

•       Securities issued by investment companies.

•       Options (on currencies, futures, securities, and stock indices).

•       Repurchase agreements.

•       Restricted securities.

•       Short sales and short sales against-the-box.

•       Short-term debt.

•       Warrants.

•       When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Advisors LLC.

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SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high-yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Forward foreign currency exchange contracts.

•       Event-linked bonds.

•       Convertible debt and convertible preferred stock.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis, and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•       Repurchase Agreements and Reverse Repurchase Agreements.

•       Dollar rolls.

•       Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•       Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2005, this number was approximately $14.6 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that

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can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Foreign currency forward contracts.

•       Derivative strategies.

•       Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•       Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•       Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•       Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2005 and 2004, the Portfolio’s turnover rates were 142% and 212% respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

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In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison.

SP Small Cap Growth Portfolio

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers’ estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•       Repurchase agreements.

•       Debt securities.

•       Convertible securities

•       High yield or “junk” bonds.

•       Warrants.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       When-issued and delayed delivery securities.

•       Short sales against-the-box.

•       U.S. Government securities.

•       Brady Bonds.

•       Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle). Neuberger Berman and Eagle are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to May 1, 2005, the Portfolio was managed on an interim basis by BlackRock Advisors, Inc. from January 31, 2005 to April 30, 2005. Prior to January 31, 2005, the Portfolio was managed by State Street Research and Management Company.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

•       Well-positioned businesses that have:

i.       Attractive returns on capital;

ii.     Sustainable earnings and cash flow;

iii.    Strong company management focused on long-term returns to shareholders;

•       Attractive valuation opportunities where:

i.       The intrinsic value of the business is not reflected in the stock price.

Price and Prospects.   All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity.   Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM’s proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.”   GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio’s investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the manager looks for “value” attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio’s industry or sector focus, or SaBAM’s individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivative strategies to reduce certain risks of its investments and to enhance income.

•       Purchase and sell options on equity securities or stock indices.

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•       Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•       Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•       Forward foreign currency exchange contracts.

•       Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•       Swaps.

•       Repurchase agreements.

•       REITs.

•       Private Investments in Public Equity “PIPES.”

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. (“GSAM”) and Salomon Brothers Asset Management Inc. (“SaBAM”). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. From January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio’s assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large capitalization — although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

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Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein’s portion of the portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund’s portfolio.

Jennison’s portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•       Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

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•       Purchase put and call options and write (sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•       Short sales.

•       Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•       Nonconvertible preferred stocks.

•       Convertible debt and convertible preferred stock.

•       American Depositary Receipts (ADRs).

•       Warrants and rights that can be exercised to obtain stock.

•       Investments in various types of business ventures, including partnerships and joint ventures.

•       Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison and AllianceBernstein L.P.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up

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approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

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There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

•       the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•       the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or

•       the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). AST is an open-end management investment company co-managed by the Manager and its affiliate, American Skandia Investment Services, Inc. under a manager-of-managers approach. Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes. The Fund may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940. If such relief is granted, the SP Asset Allocation Portfolios may invest in other securities, including exchange traded funds and derivatives.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*                                 Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

Up to 100% of an SP Asset Allocation Portfolio’s assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying

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Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Directors of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please refer to their investment summaries included in this Prospectus. For more information on the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please see below.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection. The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST LSV International Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This Portfolio’s investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

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Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

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Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular

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security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Diversified Bond	0.40
Diversified Conservative Growth	0.75
Equity	0.45
Global	0.75
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
SP Large Cap Value	0.80
SP Mid Cap Growth	0.80
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP Small Cap Growth	0.95
SP Small Cap Value	0.90
SP Strategic Partners Focused Growth	0.90
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.83	*
SP Balanced Asset Allocation	0.75	*
SP Conservative Asset Allocation	0.74	*
SP Growth Asset Allocation	0.79	*

*                                 Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, plus a 0.05% annual management fee paid to the Investment Adviser. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Investment Adviser.

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

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Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AllianceBernstein L.P. (AllianceBernstein) serves as the subadviser for a portion of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein’s success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients — large institutions, private clients and individual mutual fund investors. AllianceBernstein’s assets under management totaled $579 billion, as of December 31, 2005. The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings LLC. As of December 31, 2005, Calamos managed approximately $44 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 2020 Calamous Court, Naperville, Illinois 60563-2787.

Dreman Value Management LLC (Dreman) serves as subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. As of December 31, 2005, Dreman had approximately $14.5 billion under management Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

Eagle Asset Management (Eagle) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 44 investment professionals, and has approximately $11.5 billion in assets under management as of December 31, 2005. The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

EARNEST Partners LLC (EARNEST) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1998 and as of December 31, 2005, managed approximately $22.7 billion in assets. The address of EARNEST is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Goldman Sachs Asset Management, L.P. (GSAM)  serves as the subadviser to the SP Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $496.1 billion in assets as of December 31, 2005. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

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Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are primarily employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is Stephens Group, Inc., a diversified holding company. As of December 31, 2005, Hotchkis and Wiley had over $29.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan and its affiliated companies had approximately $846 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Neuberger Berman Management, Inc. (Neuberger Berman) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). LBHI, which trades on the New York Stock Exchange under the ticker symbol “LEH” through its subsidiaries (LBHI and its subsidiaries collectively “Lehman Brothers”), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management as of December 31, 2005. The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•       Diversified Conservative Growth Portfolio (portion)

•       SP PIMCO Total Return Portfolio

•       SP PIMCO High Yield Portfolio.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. As of December 31, 2005, PIMCO managed over $594.1 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management, L.P. (RS Investment Management) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investment Management is an independent, privately held money management firm that specializes in domestic small and mid cap stocks. As of December 31, 2005, the firm managed approximately $10 billion, which includes a family of no-load mutual funds and institutional separate accounts. The address of RS Investment Management is 388 Market St., Suite 1700, San Francisco, California 94111.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London,

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Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Diversified Conservative Growth Portfolio

Core Fixed-Income Segment

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum

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Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the core fixed-income segment of the Portfolio since July 2000.

High Yield Bond Segment

The portfolio managers on Prudential Investment Management-Fixed Income’s High Yield Team, led by Paul Appleby, manage the high yield bond portion of the Portfolio. See “High Yield Bond Portfolio” below for more information. Mr. Appleby has managed the Portfolio since 1999.

Large Cap Growth Equity Segment

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the large cap growth equity portion of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the large cap growth equity portion of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the large cap growth equity portion of the Portfolio since April 1999.

The portfolio managers for the large cap growth equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Large Cap Value Equity Segment

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the large cap value equity portion of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the large cap value equity portion of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the large cap value equity portion of the Portfolio since January 2004.

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Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the large cap value equity portion of the Portfolio since January 2004.

The portfolio managers for the large cap value equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small / Mid-Cap Growth Equity Segment

Bill Wolfenden, a principal of RS Investment Management, L.P. and portfolio manager of the firm’s Small Cap Growth accounts, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by RS Investment Management, L.P. Prior to joining RS Investment Management, L.P., he was at Dresdner RCM Global Investors since 1994 where he served on the Micro-Cap and Small Cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University. He has managed the Portfolio since November 2002.

Small / Mid-Cap Value Equity Segment

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

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The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products

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industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

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Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product

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strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios. Wai C. Chiang is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results. Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios

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since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994. Mr. Dimig, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 2002. Mr. Zingone has managed the Portfolio since January 2004. Mr. Chen has managed the Portfolio since May 2005. Mr. Dimig has managed the Portfolio since January 2006.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and subadviser to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Portfolio managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio’s assets. Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004. This list does not include all members of the investment team.

Sheldon Lieberman — Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

George Davis — Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Joe Huber — Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Huber, currently Principal, Portfolio Manager and Director of Research of

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Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna — Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Portfolio. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Stan Majcher — Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

David N. Dreman and Nelson Woodard are the portfolio managers for the portion of the Portfolio managed by Dreman.

David N. Dreman.   Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•       Began investment career in 1957.

•       Founder, Dreman Value Management, L.L.C.

•       Mr. Dreman will serve as the lead portfolio manager.

•       Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm’s Chief Investment Officer. Dreman Value Management, L.L.C., with $11 billion under management, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund’s inception in March 18, 1988. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard.   Co-Lead Portfolio Manager. Began investment career in 1985.

•       PhD, University of Virginia.

•       Mr. Woodard will serve as the co-lead portfolio manager.

•       Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

SP Mid Cap Growth Portfolio

John P. Calamos, President, CEO and Co-Chief Investment Officer of Calamos, Nick P. Calamos, Senior Executive Vice President and Co-Chief Investment Officer of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO Total Return Portfolio

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the

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development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since July 2000.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P.Mullman, CFA, is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman. Mr. Fasciano has been a managing director of Neuberger Berman since 2001. From 1986 through 2001, Mr. Fasciano was President of Fasciano Company, Inc. From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation. Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management. Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst, and has been a Senior Vice President of Eagle since April 1995. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc. where he was Chairman of the Raymond James Focus Committee.

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SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, David Berdon, Scott Carroll, Kelly Flynn, and Edward Perkin.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager

Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager

Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin & Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

David Berdon: Vice President; Portfolio Manager

David is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs Asset Management in 2001, David was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc., and a Principal Consultant at Diamond Technology Partners. Prior to that, he was an Analyst at Chase Manhattan Bank and Morgan Stanley. David has eight years of industry experience. He received a BA in Government and Law from Lafayette College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Dolores Bamford, CFA: Managing Director; Portfolio Manager

Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager

Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

Kelly Flynn: Vice President; Portfolio Manager

Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

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Edward Perkin: Vice President; Portfolio Manager

Edward is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Edward joined Goldman Sachs Asset Management in 2002. Previously, Edward worked in research at Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a Senior Research Analyst at Fiserv. Edward has 10 years of industry experience. He received a BA from the University of California, Santa Barbara and an MBA from Columbia Business School.

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr. Hable has more than 22 years of investment industry experience and is a managing director of SaBAM. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania’s Wharton School of Finance. He has been with SaBAM since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas generally has final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

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The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not

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provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

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Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset

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Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$10.63	$9.17	$9.89	$10.16
Income From Investment Operations:
Net investment income	0.34	0.26	0.32	0.38	0.42
Net realized and unrealized gains (losses) on investments	0.39	0.72	1.58	(1.08)	(0.28)
Total from investment operations	0.73	0.98	1.90	(0.70)	0.14
Less Dividends:
Dividends from net investment income	(0.34)	(0.33)	(0.44)	(0.02)	(0.41)
Total dividends	(0.34)	(0.33)	(0.44)	(0.02)	(0.41)
Net Asset Value, end of year	$11.67	$11.28	$10.63	$9.17	$9.89
Total Investment Return(a)	7.04%	9.56%	21.57%	(7.10)%	1.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$151.4	$167.0	$169.6	$157.1	$204.1
Ratios to average net assets:
Expenses	0.95%	0.97%	0.98%	0.92%	0.94%
Net investment income	2.75%	2.29%	2.93%	3.63%	4.17%
Portfolio turnover	304%	186%	224%	271%	315%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-2

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

F-3

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.37	$10.68	$8.28	$10.65	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.06	0.04	0.02	0.02	0.05
Net realized and unrealized gain (losses) on investments	2.60	1.66	2.40	(2.39)	(0.15)
Total from investment operations	2.66	1.70	2.42	(2.37)	(0.10)
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.02)	— (a)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.03)	(0.01)	(0.02)	—	(0.24)
Net Asset Value, end of year	$15.00	$12.37	$10.68	$8.28	$10.65
Total Investment Return(b)	21.59%	15.94%	29.30%	(22.24)%	(1.01)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.8	$68.4	$64.6	$57.2	$87.8
Ratios to average net assets:
Expenses	0.87%	0.88%	0.95%	0.97%	0.93%
Net investment income	0.43%	0.29%	0.18%	0.19%	0.46%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)     Less than $0.005 per share.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-4

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.33	$17.64	$12.91	$15.48	$17.11
Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.07	0.06	0.06
Net realized and unrealized gains (losses) on investments	1.30	3.75	4.82	(2.31)	0.67
Total from investment operations	1.43	3.87	4.89	(2.25)	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.07)	(0.13)	(0.08)
Distributions from net realized gains	(1.25)	(0.07)	(0.09)	(0.19)	(2.28)
Total dividends and distributions	(1.38)	(0.18)	(0.16)	(0.32)	(2.36)
Net Asset Value, end of year	$21.38	$21.33	$17.64	$12.91	$15.48
Total Investment Return(a)	7.26%	22.04%	38.27%	(14.92)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$738.3	$743.2	$619.9	$467.4	$611.1
Ratios to average net assets:
Expenses	0.46%	0.47%	0.48%	0.46%	0.48%
Net investment income	0.62%	0.62%	0.47%	0.40%	0.52%
Portfolio turnover rate	16%	18%	15%	17%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-5

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

(c)     Less than $0.005 per share.

F-6

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2005	2004(d)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.56	$9.90	$7.81		$9.44		$10.44
Income From Investment Operations:
Net investment income	0.16	0.16	0.09		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.58	1.58	2.00		(1.62)		(0.99)
Total from investment operations	0.74	1.74	2.09		(1.54)		(0.90)
Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	—		(0.09)		(0.10)
Dividends from net realized gains	(0.30)	—	—		—		—
Tax Return of Capital	—	—	—		—	(c)	—
Total distributions	(0.40)	(0.08)	—		(0.09)		(0.10)
Net Asset Value, end of year	$11.90	$11.56	$9.90		$7.81		$9.44
Total Investment Return(a)	6.64%	17.75%	26.76%		(16.37)%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$833.1	$601.4	$72.9		$38.3		$23.7
Ratios to average net assets:
Expenses	0.83%	0.86%	0.90	%(b)	0.90	%(b)	0.90	%(b)
Net investment income	1.53%	1.53%	1.32	%(b)	1.22	%(b)	1.18	%(b)
Portfolio turnover rate	62%	77%	73%		96%		61%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, and 1.98% and 0.10%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

F-7

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.73	$4.09	$7.62	$9.69
Income From Investment Operations:
Net investment (loss)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	0.39	1.15	1.66	(3.51)	(2.01)
Total from investment operations	0.36	1.12	1.64	(3.53)	(2.02)
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	—	—	—	—	(0.04)
Total distributions	—	—	—	—	(0.05)
Net Asset Value, end of year	$7.21	$6.85	$5.73	$4.09	$7.62
Total Investment Return(a)	5.26%	19.55%	40.10%	(46.33)%	(20.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$152.9	$107.5	$58.9	$18.3	$15.9
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment (loss)	(0.56)%	(0.68)%	(0.73)%	(0.59)%	(0.20)%
Portfolio turnover rate	94%	79%	73%	255%	93%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (0.58)%, respectively, for the year ended December 31, 2005, 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001.

F-8

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.68	$11.54	$11.41	$10.70	$10.40
Income From Investment Operations:
Net investment income	0.37	0.22	0.23	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.10)	0.36	0.43	0.71	0.57
Total from investment operations	0.27	0.58	0.66	0.99	0.89
Less Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.28)	(0.28)	(0.34)
Dividends from net realized gains	(0.20)	(0.21)	(0.25)	— (c)	(0.25)
Total distributions	(0.74)	(0.44)	(0.53)	(0.28)	(0.59)
Net Asset Value, end of year	$11.21	$11.68	$11.54	$11.41	$10.70
Total Investment Return(a)	2.39%	5.28%	5.85%	9.39%	8.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,538.2	$1,099.0	$839.1	$471.7	$147.0
Ratios to average net assets:
Expenses	0.62%	0.65%	0.65%	0.67%	0.76	%(b)
Net investment income	3.62%	2.01%	2.19%	3.02%	3.69	%(b)
Portfolio turnover rate	590%	590%	656%	574%	718%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-9

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.07	$6.65	$4.68	$6.89		$8.38
Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.05)	(.02)	(.02)		(.01)
Net realized and unrealized gains (losses) on investments	1.16	1.47	1.99	(2.19)		(1.48)
Total from investment operations	1.14	1.42	1.97	(2.21)		(1.49)
Less Dividends and Distributions:
Dividends from net investment income	— (c)	—	—	—		—
Distributions from net realized gains	(1.34)	— (c)	—	—		—
Total dividends and distributions	(1.34)	— (c)	—	—		—
Net Asset Value, end of year	$7.87	$8.07	$6.65	$4.68		$6.89
Total Investment Return(a)	17.77%	21.39%	42.09%	(32.08)%		(17.78)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$194.8	$128.3	$170.0	$51.0		$31.2
Ratios to average net assets:
Expenses	.80%	.78%	.80%	.90	%(b)	.90	%(b)
Net investment loss	(.28)%	(.53)%	(.56)%	(.48	)%(b)	(.37	)%(b)
Portfolio turnover rate	142%	212%	213%	299%		258%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been ..98% and (.56)%, respectively, for the year ended December 31, 2002, 1.41% and (.88)%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-10

Financial Highlights

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.52	$4.84		$6.94		$8.38
Income From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	1.71		(2.07)		(1.42)
Total from investment operations	0.16	(0.06)	1.68		(2.10)		(1.44)
Net Asset Value, end of year	$6.62	$6.46	$6.52		$4.84		$6.94
Total Investment Return(a)	2.48%	(.92)%	34.71%		(30.26)%		(17.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.7	$184.1	$35.0		$12.5		$8.4
Ratios to average net assets(b):
Expenses	1.05%	1.09%	1.15	%(b)	1.15	%(b)	1.15	%(b)
Net investment loss	(0.44)%	(.82)%	(0.72	)%(b)	(0.73	)%(b)	(0.28	)%(b)
Portfolio turnover rate	192%	240%	122%		109%		83%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001.

F-11

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.51	$12.88	$9.68	$11.36		$11.13
Income From Investment Operations:
Net investment income	0.07	0.08	0.02	0.05		0.08
Net realized and unrealized gains (losses) on investments	0.52	2.57	3.18	(1.68)		0.26
Total from investment operations	0.59	2.65	3.20	(1.63)		0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.02)	— (c)	(0.05)		(0.11)
Dividends from net realized gains	(1.75)	— (c)	—	—		—
Total dividends and distributions	(1.83)	(0.02)	0.00	(0.05)		(0.11)
Net Asset Value, end of year	$14.27	$15.51	$12.88	$9.68		$11.36
Total Investment Return(a)	4.61%	20.69%	33.11%	(14.38)%		3.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350.7	$393.3	$250.6	$99.2		$47.4
Ratios to average net assets:
Expenses	0.97%	0.96%	1.04%	1.05	%(b)	1.05	%(b)
Net investment income	0.49%	0.69%	0.37%	0.69	%(b)	1.08	%(b)
Portfolio turnover rate	119%	127%	90%	116%		89%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, and 1.56% and 0.57%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-12

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2005		2004		2003		2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.00		$6.33		$5.03		$6.73		$7.94
Income From Investment Operations:
Net investment loss	(0.03)		—	(b)	(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.10		0.67		1.31		(1.69)		(1.20)
Total from investment operations	1.07		0.67		1.30		(1.70)		(1.21)
Net Asset Value, end of year	$8.07		$7.00		$6.33		$5.03		$6.73
Total Investment Return(a)	15.29%		10.58%		25.84%		(25.26)%		(15.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3		$30.1		$21.6		$10.8		$7.7
Expenses	1.07	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)
Net investment loss	(0.44	)%(d)	(0.01	)%(d)	(0.28	)%(d)	(0.30	)%(d)	(0.16	)%(d)
Portfolio turnover rate	110%		84%		93%		62%		116%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share

(c)     Calculated based upon weighted average shares outstanding during the year.

(d)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14 and (0.51)%, respectively, for the year ended December 31, 2005, 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002 and 2.61% and (1.76)%, respectively, for the year ended December 31, 2001.

F-13

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.89	$4.22	$5.45		$8.50
Income From Investment Operations:
Net investment income (loss)	0.04	0.02	0.01	0.01		0.02
Net realized and unrealized gains (losses) on investments	1.01	0.95	1.66	(1.24)		(3.05)
Total from investment operations	1.05	0.97	1.67	(1.23)		(3.03)
Less Distributions:
Dividends from net investment income	(0.04)	(0.01)	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.02)
Total distributions	(0.35)	(0.01)	—	—		(0.02)
Net Asset Value, end of year	$7.55	$6.85	$5.89	$4.22		$5.45
Total Investment Return(a)	16.39%	16.54%	39.57%	(22.57)%		(35.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$453.6	$249.1	$105.6	$34.9		$19.9
Expenses	0.98%	1.02%	1.15%	1.24	%(b)	1.24	%(b)
Net investment income (loss)	0.64%	0.50%	0.56%	0.26	%(b)(d)	0.31	%(b)(d)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)    Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001.

(c)      Calculated based upon weighted average shares outstanding during the year.

(d)     Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F-14

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.98	$7.83	$5.90	$7.58	$9.33
Income (Loss) From Investment Operations:
Net investment income	.18	.02	.01	— (b)	.02
Net realized and unrealized gains (losses) on investments	.71	1.13	1.92	(1.68)	(1.69)
Total from investment operations	.89	1.15	1.93	(1.68)	(1.67)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	— (b)	— (b)	—	(.02)
Distributions from net realized gains	(.35)	—	—	—	(.06)
Total dividends and distributions	(.37)	—	—	—	(.08)
Net Asset Value, end of year	$9.50	$8.98	$7.83	$5.90	$7.58
Total Investment Return(a)	10.48%	14.76%	32.77%	(22.16)%	(17.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188.2	$136.9	$60.6	$15.1	$7.5
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.29%	.27%	.16%	.06%	.39%
Portfolio turnover rate	26%	60%	22%	26%	62%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.66	$7.96	$9.02	$9.80
Income (Loss) From Investment Operations:
Net investment income	.27	.09	.09	.11	.14
Net realized and unrealized gain (loss) on investments	.49	.97	1.71	(1.16)	(.73)
Total from investment operations	.76	1.06	1.80	(1.05)	(.59)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.08)	(.10)	—	(.14)
Distributions from net realized gains	(.37)	(.01)	—	(.01)	(.05)
Total dividends and distributions	(.47)	(.09)	(.10)	(.01)	(.19)
Net Asset Value, end of year	$10.92	$10.63	$9.66	$7.96	$9.02
Total Investment Return(a)	7.60%	11.09%	22.87%	(11.67)%	(5.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.0	$837.0	$449.8	$147.3	$66.1
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	3.40%	1.37%	1.83%	1.96%	3.26%
Portfolio turnover rate	21%	48%	12%	22%	35%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-15

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.20	$10.48	$9.16	$9.77	$10.00
Income (Loss) From Investment Operations:
Net investment income	.38	.14	.16	.16	.21
Net realized and unrealized gain (loss) on investments	.25	.77	1.33	(.73)	(.24)
Total from investment operations	.63	.91	1.49	(.57)	(.03)
Less Distributions:
Dividends from net investment income	(.16)	(.16)	(.16)	(.03)	(.16)
Distributions from net realized gains	(.39)	(.03)	(.01)	(.01)	(.04)
Total distributions	(.55)	(.19)	(.17)	(.04)	(.20)
Net asset value, end of year	$11.28	$11.20	$10.48	$9.16	$9.77
Total Investment Return(a)	5.91%	8.89%	16.49%	(5.88)%	(.23)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$642.0	$459.9	$281.2	$117.5	$47.9
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	4.10%	1.86%	2.60%	2.79%	4.76%
Portfolio turnover rate	24%	47%	22%	25%	29%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.80	$8.71	$6.84	$8.27	$9.52
Income (Loss) From Investment Operations:
Net investment income.	0.19	0.06	0.04	0.06	0.09
Net realized and unrealized gains (losses) on investments	0.66	1.07	1.88	(1.49)	(1.21)
Total from investment operations	0.85	1.13	1.92	(1.43)	(1.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	—	(0.08)
Distributions from net realized gains	(0.36)	—	—	— (b)	(0.05)
Total dividends and distributions	(0.42)	(0.04)	(0.05)	—	(0.13)
Net Asset Value, end of year	$10.23	$9.80	$8.71	$6.84	$8.27
Total Investment Return(a)	9.24%	13.05%	28.27%	(17.26)%	(11.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,212.0	$662.7	$326.7	$96.4	$46.8
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.65%	0.94%	1.10%	1.12%	1.71%
Portfolio turnover rate	18%	53%	18%	24%	43%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

F-16

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
AllianceBernstein L.P.
Calamos Advisors LLC
Dreman Value Management LLC
Eagle Asset Management
EARNEST Partners LLC
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management LLC
J.P. Morgan Investment Management Inc.
LSV Asset Management
Marsico Capital Management, LLC
Neuberger Berman Management, Inc.
Pacific Investment Management Company, LLC
RS Investment Management, L.P.
T. Rowe Price Associates, Inc.
Salomon Brothers Asset Management Inc
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
6	PRINCIPAL RISKS
10	EVALUATING PERFORMANCE
23	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
24	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Money Market Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
38	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

i

41	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
50	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
53	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
54	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade

1

securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

2

•       market risk

•       prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

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•       market risk

•       mortgage risk

•       prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested

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capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2006 the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       liquidity risk

•       market risk

•       smaller company risk

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Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

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High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

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Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                      The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

14

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.61% (1st quarter of 1996)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.51%	5.57%	5.81%
Lehman Brothers Government Bond Index**	2.65%	5.39%	5.94%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.32%	5.44%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

15

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***                   The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

16

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large- Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses..

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

17

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class I Inception (5/3/99)
Class I Shares	21.59%	7.01%	7.09%
S&P 500 Index**	4.91%	0.54%	0.54%
Russell 1000 Index***	6.27%	1.07%	1.22%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	0.33%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	3.03%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I shares.

***                      The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I shares.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio’s Class I shares.

18

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield* (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source: iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

19

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	7.26%	10.20%	11.88%
S&P SmallCap 600 Index**	7.68%	10.76%	12.16%
Lipper Variable Insurance Products (VIP) SmallCap Core Funds Average***	5.35%	8.21%	10.77%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

20

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

21

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I shares.

22

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
 (expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40	None	0.05	0.45
Equity Portfolio	N/A	0.45	None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60	None	0.03	0.63
Global Portfolio	N/A	0.75	None	0.07	0.82
Government Income Portfolio	N/A	0.40	None	0.07	0.47
High Yield Bond Portfolio	N/A	0.55	None	0.03	0.58
Jennison Portfolio	N/A	0.60	None	0.03	0.63
Jennison 20/20 Focus Portfolio	N/A	0.75	None	0.12	0.87
Money Market Portfolio	N/A	0.40	None	0.05	0.45
Small Capitalization Stock Portfolio	N/A	0.40	None	0.06	0.46
Stock Index Portfolio	N/A	0.35	None	0.03	0.38	(1)
Value Portfolio	N/A	0.40	None	0.03	0.43

(1)                       The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year. The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:
0.35% up to and including $4 billion; and
0.30% over $4 billion.

23

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	46	144	252	567
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
Government Income Portfolio	48	151	263	591
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Jennison 20/20 Focus Portfolio	89	278	482	1,073
Money Market Portfolio	46	144	252	567
Small Capitalization Stock Portfolio	47	148	258	579
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

24

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

25

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant.

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No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

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Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are

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not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

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•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes.

•       Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•       Forward foreign currency exchange contracts and foreign currency futures contracts.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

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The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of up to 20 value stocks and up to 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate

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and long term with limited downside potential in the short term. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•       Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•       Purchase or sell securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

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An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of January 31, 2006, the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

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We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on equity securities and stock indexes.

•       Purchase and sell stock index futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

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•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

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Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

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Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

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Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

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Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

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Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•                     Natural Resources Portfolio

•                     Jennison Portfolio

•                     Jennison 20/20 Focus Portfolio

•                     SP Prudential U.S. Emerging Growth Portfolio

•                     Value Portfolio

•                     Diversified Conservative Growth Portfolio (portion)

•                     Equity Portfolio (portion)

•                     SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

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Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•                     Conservative Balanced Portfolio (portion)

•                     Diversified Bond Portfolio

•                     Flexible Managed Portfolio (portion)

•                     Government Income Portfolio

•                     High Yield Bond Portfolio

•                     Money Market Portfolio

•                     Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

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Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

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The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

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Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is

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also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp and Richard Piccirillo of PIM-Fixed Income co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist at PIM-Fixed Income. He has managed the Portfolio since 2003. Mr. Tipp is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, US Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

Richard Piccirillo, Vice President and portfolio manager for PIM-Fixed Income’s US Liquidity Team, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 15 years of investment experience.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

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Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to

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attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios. Wai C. Chiang is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results. Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

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Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this

50

prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

51

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

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A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

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The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

F-2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02
Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31
Total from investment operations	.29	.36	.31	1.38	.96
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—
Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)
Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26
Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-3

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

F-4

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.37	$10.68	$8.28	$10.65	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.06	0.04	0.02	0.02	0.05
Net realized and unrealized gain (losses) on investments	2.60	1.66	2.40	(2.39)	(0.15)
Total from investment operations	2.66	1.70	2.42	(2.37)	(0.10)
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.02)	— (a)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.03)	(0.01)	(0.02)	—	(0.24)
Net Asset Value, end of year	$15.00	$12.37	$10.68	$8.28	$10.65
Total Investment Return(b)	21.59%	15.94%	29.30%	(22.24)%	(1.01)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.8	$68.4	$64.6	$57.2	$87.8
Ratios to average net assets:
Expenses	0.87%	0.88%	0.95%	0.97%	0.93%
Net investment income	0.43%	0.29%	0.18%	0.19%	0.46%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)     Less than $0.005 per share.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-5

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.33	$17.64	$12.91	$15.48	$17.11
Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.07	0.06	0.06
Net realized and unrealized gains (losses) on investments	1.30	3.75	4.82	(2.31)	0.67
Total from investment operations	1.43	3.87	4.89	(2.25)	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.07)	(0.13)	(0.08)
Distributions from net realized gains	(1.25)	(0.07)	(0.09)	(0.19)	(2.28)
Total dividends and distributions	(1.38)	(0.18)	(0.16)	(0.32)	(2.36)
Net Asset Value, end of year	$21.38	$21.33	$17.64	$12.91	$15.48
Total Investment Return(a)	7.26%	22.04%	38.27%	(14.92)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$738.3	$743.2	$619.9	$467.4	$611.1
Ratios to average net assets:
Expenses	0.46%	0.47%	0.48%	0.46%	0.48%
Net investment income	0.62%	0.62%	0.47%	0.40%	0.52%
Portfolio turnover rate	16%	18%	15%	17%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-6

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

(c)  Less than $0.005 per share.

F-7

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
LSV Asset Management
Marsico Capital Management, LLC
Salomon Brothers Asset Management Inc
T. Rowe Price Associates, Inc.
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Equity Portfolio	SP PIMCO High Yield Portfolio
Global Portfolio	SP PIMCO Total Return Portfolio
Jennison Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Money Market Portfolio	SP Small Cap Growth Portfolio
Stock Index Portfolio	SP Small Cap Value Portfolio
Value Portfolio	SP Strategic Partners Focused Growth Portfolio
SP AIM Core Equity Portfolio	SP T. Rowe Price Large Cap Growth Portfolio
SP Davis Value Portfolio	SP William Blair International Growth Portfolio
SP Large Cap Value Portfolio	SP Aggressive Growth Asset Allocation Portfolio
SP LSV International Value Portfolio	SP Balanced Asset Allocation Portfolio
SP Mid Cap Growth Portfolio	SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
10	PRINCIPAL RISKS
14	EVALUATING PERFORMANCE
37	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
39	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Equity Portfolio
Global Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio
SP AIM Core Equity Portfolio
SP Davis Value Portfolio
SP Large Cap Value Portfolio
SP LSV International Value Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio
SP Small Cap Value Portfolio (1)
SP Strategic Partners Focused Growth Portfolio
SP T. Rowe Price Large Cap Growth Portfolio (2)
SP William Blair International Growth Portfolio
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
63	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities

(1)                       Formerly, SP Goldman Sachs Small Cap Value Portfolio

(2)                       Formerly, SP AllianceBernstein Large Cap Growth Portfolio

i

Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
67	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
80	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
84	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
85	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

1

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for

2

investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). The portfolio manager considers whether to sell a particular security when they believe the security no longer has above-average earnings growth potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

3

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       liquidity risk

•       leveraging risk

•       management risk

•       market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       foreign company risk

•       management risk

•       market risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP LSV International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to

4

achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is subadvised by LSV Asset Management (LSV).

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Advisors LLC (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses both bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as a top-down approach of diversification by industry and company while paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-dollar-denominated securities. The Portfolio normally

5

will hedge at least 75% of its exposure to foreign curency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC (“Jennison”) believes have the potential for above-average growth. The Portfolio also may use derivatives to hedge or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

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•       management risk

•       market risk

•       portfolio turnover risk

SP Small Cap Growth Portfolio

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Asset Management and Eagle Asset Management.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       smaller company risk

SP Small Cap Value Portfolio  (formerly, SP Goldman Sachs Small Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

•       smaller company risk

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SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Jennison and AllianceBernstein L.P.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP T. Rowe Price Large Cap Growth Portfolio  (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Up to 15% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       growth stock risk

•       leveraging risk

•       management risk

•       market risk

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SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

Prudential Investments LLC (“PI” or the “Manager”) may: (i) invest the assets of each SP Asset Allocation Portfolio in any Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (“AST”), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios), (ii) change allocations among Underlying Portfolios when deemed necessary or appropriate, and (iii) effect the rebalancing of SP Asset Allocation Portfolio assets when deemed necessary appropriate.

Investment Objectives:  The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

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Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*                                 Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

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Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates

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could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of

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falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

15

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

16

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield* (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source: iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

17

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

18

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I shares.

19

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.63%	-1.59%	-4.65%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Index***	6.27%	1.07%	-0.81%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-1.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

20

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.52%	3.78%	3.91%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	5.42%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	3.95%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

21

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	6.64%	3.99%	4.71%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average****	4.82%	2.95%	3.95%
Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average****	6.30%	4.87%	5.42%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

22

SP LSV International Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	13.77%	1.61%	0.51%
MSCI EAFE Index**	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Value Funds Average***	13.16%	5.97%	5.92%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

23

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.26%	-5.64%	-5.76%
Russell Midcap Index**	12.65%	8.45%	7.29%
Russell Midcap Growth Index***	12.10%	1.38%	-3.67%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%	-3.95%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average****	10.80%	-2.37%	-6.18%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

24

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.03%	7.71%	7.68%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index**	2.74%	8.39%	6.58%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint***	3.39%	8.28%	7.08%
Lehman Brothers Intermediate BB Corporate Bond Index****	2.81%	7.52%	7.13%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.55%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Merrill Lynch U.S. High Yield Master II BB-B Rated Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio no longer uses this index.

***       The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed from the Merrill Lynch U.S. High Yield Master II BB-B Rated Index to the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint because the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint better reflects the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****     The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

25

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.39%	6.28%	6.96%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.42%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	6.07%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

26

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	17.77%	2.56%
S&P MidCap 400 Index**	12.56%	8.60%
Russell Midcap Growth Index***	12.10%	1.38%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index)—an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

27

SP Small Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.48%	-4.61%	-7.52%
Russell 2000 Index**	4.55%	8.22%	6.36%
Russell 2000 Growth Index***	4.15%	2.28%	-2.13%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average****	7.50%	1.06%	-2.05%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

28

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.61%	8.21%	9.98%
Russell 2500 Index**	8.11%	9.14%	7.91%
Russell 2000 Value Index***	4.71%	13.55%	14.55%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average****	7.56%	13.83%	14.03%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average****	5.35%	8.21%	7.40%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***      The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception”  return reflects the closest calendar month-end return to the inception date of the Portfolio.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

29

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	15.29%	0.28%
S&P 500 Index**	4.91%	0.54%
Russell 1000 Growth Index***	5.26%	-3.58%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

30

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future. T. Rowe Price began managing the Portfolio on December 5, 2005. Performance prior to this time is attributable to other portfolio managers.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.64%	-2.06%	-4.81%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Growth Index***	5.26%	-3.58%	-7.73%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%	-6.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

31

SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	16.39%	-1.16%
MSCI EAFE Index**	13.54%	4.55%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	15.36%	2.23%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

32

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	10.48%	1.46%	0.07%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Aggressive Growth AA Custom Blended Index***	9.23%	4.45%	2.82%
Current Aggressive Growth AA Custom Blended Index***	7.64%	2.21%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Aggressive Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap Growth Index (17.5%), and the MSCI EAFE Index (30%). Current Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MCSI EAFE Index (20%). These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

33

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	7.60%	4.05%	3.56%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Balanced AA Custom Blended Index***	6.10%	4.78%	3.84%
Current Balanced AA Custom Blended Index***	5.63%	4.01%	3.21%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	2.93%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Balanced AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers U.S. Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). Current Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (12%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

34

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.91%	4.76%	4.67%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Conservative AA Custom Blended Index***	3.98%	4.97%	4.54%
Current Conservative AA Custom Blended Index***	4.58%	4.74%	4.38%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.84%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Conservative AA Custom Blended Index consists of the Russell 1000 Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). Current Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (8%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

35

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.24%	2.95%	1.89%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Growth AA Custom Blended Index***	7.94%	4.68%	3.38%
Current Growth AA Custom Blended Index***	6.64%	3.16%	1.93%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                      Prior Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%) the Lehman Brothers Aggregate Bond Index (12.5%) the Lehman Brothers Intermediate BB Index (7.5%), and the MSCI EAFE Index (20%). Current Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (16%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

36

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)		Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%		None	0.02%	0.47%
Global Portfolio	N/A	0.75		None	0.07	0.82
Jennison Portfolio	N/A	0.60		None	0.03	0.63
Money Market Portfolio	N/A	0.40		None	0.05	0.45
Stock Index Portfolio	N/A	0.35		None	0.03	0.38	(1)
Value Portfolio	N/A	0.40		None	0.03	0.43
SP AIM Core Equity Portfolio	N/A	0.85		None	0.43	1.28	(2)
SP Davis Value Portfolio	N/A	0.75		None	0.07	0.82
SP Large Cap Value Portfolio	N/A	0.80		None	0.03	0.83
SP LSV International Value Portfolio	N/A	0.90		None	0.16	1.06	(2)(3)
SP Mid Cap Growth Portfolio	N/A	0.80		None	0.22	1.02	(2)
SP PIMCO High Yield Portfolio	N/A	0.60		None	0.07	0.67
SP PIMCO Total Return Portfolio	N/A	0.60		None	0.02	0.62
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60		None	0.20	0.80
SP Small Cap Growth Portfolio	N/A	0.95		None	0.10	1.05
SP Small Cap Value Portfolio	N/A	0.90		None	0.07	0.97
SP Strategic Partners Focused Growth Portfolio	N/A	0.90		None	0.24	1.14	(2)(3)
SP T. Rowe Price Large Cap Growth Portfolio	N/A	0.90		None	0.26	1.16	(2)(3)
SP William Blair International Growth Portfolio	N/A	0.85		None	0.13	0.98
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.83	(4)	None	0.09	0.92	(5)
SP Balanced Asset Allocation Portfolio	N/A	0.75	(4)	None	0.10	0.85	(5)
SP Conservative Asset Allocation Portfolio	N/A	0.74	(4)	None	0.04	0.78	(5)
SP Growth Asset Allocation Portfolio	N/A	0.79	(4)	None	0.09	0.88	(5)

(1)                       The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below). The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:
0.35% up to and including $4 billion; and
0.30% over $4 billion.

(2)                       The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements (the “Arrangements”). The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were as follows:  1.00% for SP AIM Core

37

Equity Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.06% for SP T. Rowe Price Large Cap Growth Portfolio and 1.07% for the SP Strategic Partners Focused Growth Portfolio. The SP LSV International Value Portfolio had an Arrangement in place that did not affect the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005.

(3)                       Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been as follows:  1.06% for SP T. Rowe Price Large Cap Growth Portfolio, 1.10% for SP LSV International Value Portfolio and 1.25% for the SP Strategic Partners Focused Growth Portfolio. The Arrangements for SP AIM Core Equity Portfolio and SP Mid Cap Growth Portfolio were neither modified nor eliminated as of January 1, 2006.

(4)                       Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005 plus a 0.05% annual management fee paid to the Manager. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Manager.

(5)                       Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to the Manager, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees  (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, and (c) the 0.05% fee paid to the Manager.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

38

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	$48	$151	$263	$591
Global Portfolio	84	262	455	1,014
Jennison Portfolio	64	202	351	786
Money Market Portfolio	46	144	252	567
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542
SP AIM Core Equity Portfolio	130	406	702	1,545
SP Davis Value Portfolio	84	262	455	1,014
SP Large Cap Value Portfolio	85	265	460	1,025
SP LSV International Value Portfolio	108	337	585	1,294
SP Mid Cap Growth Portfolio	104	325	563	1,248
SP PIMCO High Yield Portfolio	68	214	373	835
SP PIMCO Total Return Portfolio	63	199	346	774
SP Prudential U.S. Emerging Growth Portfolio	82	255	444	990
SP Small Cap Growth Portfolio	107	334	579	1,283
SP Small Cap Value Portfolio	99	309	536	1,190
SP Strategic Partners Focused Growth Portfolio	116	362	628	1,386
SP T. Rowe Price Large Cap Growth Portfolio	118	368	638	1,409
SP William Blair International Growth Portfolio	100	312	542	1,201
SP Aggressive Growth Asset Allocation Portfolio	94	293	509	1,131
SP Balanced Asset Allocation Portfolio	87	271	471	1,049
SP Conservative Asset Allocation Portfolio	80	249	433	966
SP Growth Asset Allocation Portfolio	90	281	488	1,084

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate-or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign

40

or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

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•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

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Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

43

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we

44

believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short-or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

45

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S. Government, securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The value of such securities fluctuates inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue certain types of investment strategies and/or invest in certain types of securities including but not limited to the following:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.

•       Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

•       Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions without liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•       Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

•       Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

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•       Purchase and sell stock index futures contracts and related options on stock index futures; and purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Preferred stock, convertible debt and convertible preferred stock.

•       Forward foreign currency exchange contracts.

•       Restricted securities.

•       Repurchase agreements.

•       Dollar rolls.

•       Warrants.

•       When-issued and delayed delivery securities.

•       Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•       Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•       U.S. Government securities.

•       Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•        Proven track record

•        Significant personal ownership in business

•        Intelligent allocation of capital

•        Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•        Strong balance sheet

•        Low cost structure/low debt

•        High after-tax returns on capital

•        High quality of earnings

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Strategic Positioning for the Long Term

•        Non-obsolete products/services

•        Dominant or growing market share in a growing market

•        Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Preferred stock and bonds that have attached warrants.

•       Convertible debt and convertible preferred stock.

•       Asset-backed securities.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Swaps.

•       Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

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The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), and Dreman Value Management LLC (Dreman). J.P. Morgan, Hotchkis and Wiley, and Dreman are each responsible for managing approximately 50%, 20% and 30%, respectively, of the Portfolio’s assets.

SP LSV International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in equity securities of companies represented in the MSCI EAFE Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Convertible securities.

•       Warrants.

•       Foreign securities.

•       Options (on stock, debt, stock indices, foreign currencies, and futures).

•       Futures contracts.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       Loan participations.

•       Reverse repurchase agreements.

•       Dollar rolls.

•       When-issued and delayed delivery securities

•       Short sales.

•       Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by LSV Asset Management. Prior to November 22, 2004, the Portfolio was managed by Deutsche Asset Management Investment Services Limited.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible you could lose money.

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The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2005, the top of the Russell Midcap™ Growth Index range was approximately $18.438 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also utilize various strategies and invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities and strategies:

•       Corporate debt.

•       Lower-rated bonds.

•       U.S. Government securities.

•       Variable and floating rate obligations.

•       Zero coupon bonds.

•       Deferred interest bonds.

•       PIK bonds.

•       Depository receipts.

•       Emerging markets equity securities.

•       Forward contracts.

•       Futures contracts.

•       Securities issued by investment companies.

•       Options (on currencies, futures, securities, and stock indices).

•       Repurchase agreements.

•       Restricted securities.

•       Short sales and short sales against-the-box.

•       Short-term debt.

•       Warrants.

•       When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Advisors LLC.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

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Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high-yield” or “junk” bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Event-linked bonds.

•       Inflation-indexed bonds issued by both governments and corporations.

•       Convertible debt and convertible preferred stock securities.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

•       Repurchase Agreements and Reverse repurchase agreements.

•       Dollar rolls.

•       Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

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•       Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high-yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other

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asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Forward foreign currency exchange contracts.

•       Event-linked bonds.

•       Convertible debt and convertible preferred stock.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis, and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•       Repurchase Agreements and Reverse Repurchase Agreements.

•       Dollar rolls.

•       Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•       Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2005, this number was approximately $14.6 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Foreign currency forward contracts.

•       Derivative strategies.

•       Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•       Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal

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of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•       Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•       Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2005 and 2004, the Portfolio’s turnover rates were 142% and 212% respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison.

SP Small Cap Growth Portfolio

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers’ estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•       Repurchase agreements.

•       Debt securities.

•       Convertible securities

•       High yield or “junk” bonds.

•       Warrants.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       When-issued and delayed delivery securities.

•       Short sales against-the-box.

•       U.S. Government securities.

•       Brady Bonds.

•       Illiquid securities.

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In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle). Neuberger Berman and Eagle are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to May 1, 2005, the Portfolio was managed on an interim basis by BlackRock Advisors, Inc. from January 31, 2005 to April 30, 2005. Prior to January 31, 2005, the Portfolio was managed by State Street Research and Management Company.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

•       Well-positioned businesses that have:

i.       Attractive returns on capital;

ii.     Sustainable earnings and cash flow;

iii.    Strong company management focused on long-term returns to shareholders;

•       Attractive valuation opportunities where:

i.       The intrinsic value of the business is not reflected in the stock price.

Price and Prospects.   All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity.   Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM’s proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.”   GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio’s investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the manager looks for “value” attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to

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identify catalysts and trends that might influence the Portfolio’s industry or sector focus, or SaBAM’s individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivative strategies to reduce certain risks of its investments and to enhance income.

•       Purchase and sell options on equity securities or stock indices.

•       Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•       Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•       Forward foreign currency exchange contracts.

•       Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•       Swaps.

•       Repurchase agreements.

•       REITs.

•       Private Investments in Public Equity “PIPES.”

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. (“GSAM”) and Salomon Brothers Asset Management Inc. (“SaBAM”). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. From January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio’s assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy,

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with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large capitalization — although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein’s portion of the portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund’s portfolio.

Jennison’s portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The

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Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•       Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•       Purchase put and call options and write (sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•       Short sales.

•       Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•       Nonconvertible preferred stocks.

•       Convertible debt and convertible preferred stock.

•       American Depositary Receipts (ADRs).

•       Warrants and rights that can be exercised to obtain stock.

•       Investments in various types of business ventures, including partnerships and joint ventures.

•       Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison and AllianceBernstein L.P

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that

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when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities (up to 15% of the Portfolio’s total assets), including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell exchange-traded index options and stock index future contracts.

•       Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•       Short sales against-the-box of up to 15% of net Portfolio assets.

•       Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

In pursuing its investment objective T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates, Inc. AllianceBernstein served as a subadviser to the Portfolio from inception to December 5, 2005.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights

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that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

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SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

•       the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•       the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or

•       the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). AST is an open-end management investment company co-managed by the Manager and its affiliate, American Skandia Investment Services, Inc. under a manager-of-managers approach. Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes. The Fund may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940. If such relief is granted, the SP Asset Allocation Portfolios may invest in other securities, including exchange traded funds and derivatives.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*                                 Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager

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also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

Up to 100% of an SP Asset Allocation Portfolio’s assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Directors of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please refer to their investment summaries included in this Prospectus. For more information on the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please see below.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection. The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST LSV International Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This Portfolio’s investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

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Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed

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amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped

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mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.”  Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

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Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Equity	0.45
Global	0.75
Jennison	0.60
Money Market	0.40
Stock Index	0.35
Value	0.40
SP AIM Core Equity	0.85
SP Davis Value	0.75
SP Large Cap Value	0.80
SP LSV International Value	0.90
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP Small Cap Growth	0.95
SP Small Cap Value	0.90
SP Strategic Partners Focused Growth	0.90
SP T. Rowe Price Large Cap Growth	0.90
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.83	*
SP Balanced Asset Allocation	0.75	*
SP Conservative Asset Allocation	0.74	*
SP Growth Asset Allocation	0.79	*

*                                 Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying  Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, plus a 0.05% annual management fee paid to the Investment Adviser. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Investment Adviser.

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

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Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the SP AIM Core Equity Portfolio. AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 148 investment portfolios as of December 31, 2005, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2005, AIM Capital and its affiliates managed approximately $128 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AllianceBernstein L.P. (AllianceBernstein) serves as the subadviser for a portion of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein’s success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients — large institutions, private clients and individual mutual fund investors. AllianceBernstein’s assets under management totaled $579 billion, as of December 31, 2005. The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings LLC. As of December 31, 2005, Calamos managed approximately $44 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 2020 Calamous Court, Naperville, Illinois 60563-2787.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2005, Davis managed approximately $72 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (Dreman) serves as subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. As of December 31, 2005, Dreman had approximately $14.5 billion under management Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

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Eagle Asset Management (Eagle) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 44 investment professionals, and has approximately $11.5 billion in assets under management as of December 31, 2005. The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $496.1 billion in assets as of December 31, 2005. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are primarily employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is Stephens Group, Inc., a diversified holding company. As of December 31, 2005, Hotchkis and Wiley had over $29.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan and its affiliated companies had approximately $846 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Neuberger Berman Management, Inc. (Neuberger Berman) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). LBHI, which trades on the New York Stock Exchange under the ticker symbol “LEH” through its subsidiaries (LBHI and its subsidiaries collectively “Lehman Brothers”), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which  is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management as of December 31, 2005. The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•       Diversified Conservative Growth Portfolio (portion)

•       SP PIMCO Total Return Portfolio

•       SP PIMCO High Yield Portfolio.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding

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company. As of December 31, 2005, PIMCO managed over $594.1 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth,

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large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in

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Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations,

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marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP AIM Core Equity Portfolio

Ronald S. Sloan, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Portfolio. He has been responsible for the Portfolio since 2002. Mr. Sloan joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund’s portfolio, but do not have day-to-day management responsibilities with respect to the fund’s portfolio. Members of the team may change from time to time.

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SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994. Mr. Dimig, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 2002. Mr. Zingone has managed the Portfolio since January 2004. Mr. Chen has managed the Portfolio since May 2005. Mr. Dimig has managed the Portfolio since January 2006.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and subadviser to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Portfolio managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio’s assets. Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004. This list does not include all members of the investment team.

Sheldon Lieberman — Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

George Davis — Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Joe Huber — Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.”  Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna — Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Portfolio.  Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

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Stan Majcher — Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.”  Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

David N. Dreman and Nelson Woodard are the portfolio managers for the portion of the Portfolio managed by Dreman.

David N. Dreman.   Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•       Began investment career in 1957.

•       Founder, Dreman Value Management, L.L.C.

•       Mr. Dreman will serve as the lead portfolio manager.

•       Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm’s Chief Investment Officer. Dreman Value Management, L.L.C., with $11 billion under management, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund’s inception in March 18, 1988. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard.   Co-Lead Portfolio Manager. Began investment career in 1985.

•       PhD, University of Virginia.

•       Mr. Woodard will serve as the co-lead portfolio manager.

•       Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

SP LSV International Value Portfolio

The Portfolio is co-managed by Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok, Vishny and Vermeulen have managed the Portfolio since LSV became the Portfolio’s subadviser in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

SP Mid Cap Growth Portfolio

John P. Calamos, President, CEO and Co-Chief Investment Officer of Calamos, Nick P. Calamos, Senior Executive Vice President and Co-Chief Investment Officer of Calamos, and John P. Calamos, Jr., Executive Vice President of

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Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is a Managing Director, portfolio manager and senior member of PIMCO’s investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations and heads the global high yield business for PIMCO. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has twenty years of investment management experience and holds a bachelor’s degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

SP PIMCO Total Return Portfolio

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since July 2000.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P.Mullman, CFA, is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman. Mr. Fasciano has been a managing director of Neuberger Berman since 2001. From 1986 through 2001, Mr. Fasciano was President of Fasciano Company, Inc. From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation. Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management. Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst, and has been a Senior Vice President of Eagle since April 1995. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc. where he was Chairman of the Raymond James Focus Committee.

SP Small Cap Value Portfolio  (formerly, SP Goldman Sachs Small Cap Value Portfolio)

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, David Berdon, Scott Carroll, Kelly Flynn, and Edward Perkin.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager

Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager

Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin & Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

David Berdon: Vice President; Portfolio Manager

David is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs Asset Management in 2001, David was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc., and a Principal Consultant at Diamond Technology Partners. Prior to that, he was an Analyst at Chase Manhattan Bank and Morgan Stanley. David has eight years of industry experience. He received a BA in Government and Law from Lafayette College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Dolores Bamford, CFA: Managing Director; Portfolio Manager

Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

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Scott Carroll, CFA: Vice President; Portfolio Manager

Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

Kelly Flynn: Vice President; Portfolio Manager

Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Edward Perkin: Vice President; Portfolio Manager

Edward is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Edward joined Goldman Sachs Asset Management in 2002. Previously, Edward worked in research at Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a Senior Research Analyst at Fiserv. Edward has 10 years of industry experience. He received a BA from the University of California, Santa Barbara and an MBA from Columbia Business School.

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr. Hable has more than 22 years of investment industry experience and is a managing director of SaBAM. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania’s Wharton School of Finance. He has been with SaBAM since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas generally has final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

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The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP T. Rowe Price Large Cap Growth Portfolio (formerly SP AllianceBernstein Large Cap Growth Portfolio)

Robert W. Sharps is responsible for the day-to-day management of the Portfolio since December 2005. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst designation and Certified Public Accountant accreditation.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

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Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios.  Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios.  Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem

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shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the

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last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

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OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

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FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-2

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

F-3

(c)     Less than $0.005 per share.

F-4

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.36	$6.80	$5.52	$6.51	$8.41
Income From Investment Operations:
Net investment income (loss)	0.07	0.08	0.04	0.02	— (c)
Net realized and unrealized gains (losses) on investments	0.27	0.51	1.26	(1.01)	(1.90)
Total from investment operations	0.34	0.59	1.30	(0.99)	(1.90)
Less Dividends:
Dividends from net investment income	(0.08)	(0.03)	(0.02)	—	—
Net Asset Value, end of year	$7.62	$7.36	$6.80	$5.52	$6.51
Total Investment Return(a)	4.63%	8.79%	23.69%	(15.21)%	(22.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$34.2	$31.8	$22.8	$13.9	$10.2
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.98%	1.27%	0.70%	0.45%	(0.02)%
Portfolio turnover rate	69%	68%	37%	116%	65%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.28% and 0.70%, respectively, for the year ended December 31, 2005, 1.48% and 0.79%, respectively, for the year ended December 31, 2004, and 1.72% and (0.02)%, respectively for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001.

(c)   Less than $0.005 per share.

	SP Davis Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.98	$9.80	$7.62	$9.04		$10.15
Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.05		0.05
Net realized and unrealized gains (losses) on investments	0.82	1.12	2.18	(1.47)		(1.11)
Total from investment operations	0.91	1.22	2.23	(1.42)		(1.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.05)	—	(c)	(0.05)
Distributions from net realized gains	(1.11)	—	—	—		—
Total dividends and distributions	(1.21)	(0.04)	(0.05)	—		(0.05)
Net Asset Value, end of year	$10.68	$10.98	$9.80	$7.62		$9.04
Total Investment Return(a)	9.52%	12.53%	29.40%	(15.70)%		(10.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$311.7	$285.5	$391.2	$165.0		$94.4
Ratios to average net assets:
Expenses	0.82%	0.82%	0.82%	0.83	%(b)	0.83	%(b)
Net investment income	0.87%	0.89%	0.80%	0.82	%(b)	0.64	%(b)
Portfolio turnover rate	14%	34%	7%	22%		17%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002 and 1.03% and 0.43%, respectively, for the year ended December 31, 2001.

(c)   Less than $0.005 per share.

F-4

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2005	2004(d)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.56	$9.90	$7.81		$9.44		$10.44
Income From Investment Operations:
Net investment income	0.16	0.16	0.09		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.58	1.58	2.00		(1.62)		(0.99)
Total from investment operations	0.74	1.74	2.09		(1.54)		(0.90)
Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	—		(0.09)		(0.10)
Dividends from net realized gains	(0.30)	—	—		—		—
Tax Return of Capital	—	—	—		—	(c)	—
Total distributions	(0.40)	(0.08)	—		(0.09)		(0.10)
Net Asset Value, end of year	$11.90	$11.56	$9.90		$7.81		$9.44
Total Investment Return(a)	6.64%	17.75%	26.76%		(16.37)%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$833.1	$601.4	$72.9		$38.3		$23.7
Ratios to average net assets:
Expenses	0.83%	0.86%	0.90	%(b)	0.90	%(b)	0.90	%(b)
Net investment income	1.53%	1.53%	1.32	%(b)	1.22	%(b)	1.18	%(b)
Portfolio turnover rate	62%	77%	73%		96%		61%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)    Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, and 1.98% and 0.10%, respectively, for the year ended December 31, 2001.

(c)    Less than $0.005 per share.

(d)    Calculated based upon weighted average shares outstanding during the year.

	SP LSV International Value Portfolio
	Year Ended December 31,
	2005(c)	2004		2003(c)		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.84	$7.67		$6.08		$7.35		$9.44
Income From Investment Operations:
Net investment income	0.17	0.04		0.06		0.04		0.05
Net realized and unrealized gains (losses) on investments	0.94	1.17		1.58		(1.31)		(2.09)
Total from investment operations	1.11	1.21		1.64		(1.27)		(2.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.05)		—		(0.05)
Dividends from net realized gains	(0.83)	—		—		—		—
Total dividends and distributions	(0.87)	(0.04)		(0.05)		—		(0.05)
Net Asset Value, end of year	$9.08	$8.84		$7.67		$6.08		$7.35
Total Investment Return(a)	13.77%	15.80%		27.37%		(17.17)%		(22.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.3	$240.7		$119.9		$46.4		$24.7
Ratios to average net assets:
Expenses	1.06%	1.10	%(b)	1.10	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	2.08%	0.69	%(b)	0.89	%(b)	0.55	%(b)	0.61	%(b)
Portfolio turnover rate	18%	159%		87%		141%		155%

(a)    Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)    Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, and 3.27% and (1.56)%, respectively, for the year ended December 31, 2001.

(c)    Calculated based upon weighted average shares outstanding during the period.

F-5

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.73	$4.09	$7.62	$9.69
Income From Investment Operations:
Net investment (loss)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	0.39	1.15	1.66	(3.51)	(2.01)
Total from investment operations	0.36	1.12	1.64	(3.53)	(2.02)
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	—	—	—	—	(0.04)
Total distributions	—	—	—	—	(0.05)
Net Asset Value, end of year	$7.21	$6.85	$5.73	$4.09	$7.62
Total Investment Return(a)	5.26%	19.55%	40.10%	(46.33)%	(20.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$152.9	$107.5	$58.9	$18.3	$15.9
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment (loss)	(0.56)%	(0.68)%	(0.73)%	(0.59)%	(0.20)%
Portfolio turnover rate	94%	79%	73%	255%	93%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (0.58)%, respectively, for the year ended December 31, 2005, 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001.

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.67	$10.53	$9.17	$9.81	$10.02
Income From Investment Operations:
Net investment income	0.68	0.69	0.65	0.64	0.59
Net realized and unrealized gains (losses) on investments	(0.27)	0.25	1.36	(0.64)	(0.21)
Total from investment operations	0.41	0.94	2.01	—	0.38
Less Distributions:
Dividends from net investment income	(0.68)	(0.70)	(0.65)	(0.64)	(0.59)
Dividends from net realized gains	(0.15)	(0.10)	—	—	—
Total distributions	(0.83)	(0.80)	(0.65)	(0.64)	(0.59)
Net Asset Value, end of year	$10.25	$10.67	$10.53	$9.17	$9.81
Total Investment Return(a)	4.03%	9.32%	22.41%	0.15%	3.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$368.6	$312.5	$248.2	$112.2	$52.0
Ratios to average net assets:
Expenses	0.67%	0.68%	0.72%	0.82%	0.82	%(b)
Net investment income	6.65%	6.68%	6.97%	7.79%	7.44	%(b)
Portfolio turnover rate	89%	53%	74%	108%	105%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001.

F-6

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.68	$11.54	$11.41	$10.70	$10.40
Income From Investment Operations:
Net investment income	0.37	0.22	0.23	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.10)	0.36	0.43	0.71	0.57
Total from investment operations	0.27	0.58	0.66	0.99	0.89
Less Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.28)	(0.28)	(0.34)
Dividends from net realized gains	(0.20)	(0.21)	(0.25)	— (c)	(0.25)
Total distributions	(0.74)	(0.44)	(0.53)	(0.28)	(0.59)
Net Asset Value, end of year	$11.21	$11.68	$11.54	$11.41	$10.70
Total Investment Return(a)	2.39%	5.28%	5.85%	9.39%	8.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,538.2	$1,099.0	$839.1	$471.7	$147.0
Ratios to average net assets:
Expenses	0.62%	0.65%	0.65%	0.67%	0.76	%(b)
Net investment income	3.62%	2.01%	2.19%	3.02%	3.69	%(b)
Portfolio turnover rate	590%	590%	656%	574%	718%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001.

(c)   Less than $0.005 per share.

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.07	$6.65	$4.68	$6.89		$8.38
Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.05)	(.02)	(.02)		(.01)
Net realized and unrealized gains (losses) on investments	1.16	1.47	1.99	(2.19)		(1.48)
Total from investment operations	1.14	1.42	1.97	(2.21)		(1.49)
Less Dividends and Distributions:
Dividends from net investment income	— (c)	—	—	—		—
Distributions from net realized gains	(1.34)	— (c)	—	—		—
Total dividends and distributions	(1.34)	— (c)	—	—		—
Net Asset Value, end of year	$7.87	$8.07	$6.65	$4.68		$6.89
Total Investment Return(a)	17.77%	21.39%	42.09%	(32.08)%		(17.78)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$194.8	$128.3	$170.0	$51.0		$31.2
Ratios to average net assets:
Expenses	.80%	.78%	.80%	.90	%(b)	.90	%(b)
Net investment loss	(.28)%	(.53)%	(.56)%	(.48	)%(b)	(.37	)%(b)
Portfolio turnover rate	142%	212%	213%	299%		258%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been .98% and (.56)%, respectively, for the year ended December 31, 2002, 1.41% and (.88)%, respectively, for the year ended December 31, 2001.

(c)   Less than $0.005 per share.

F-7

Financial Highlights

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.52	$4.84		$6.94		$8.38
Income From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	1.71		(2.07)		(1.42)
Total from investment operations	0.16	(0.06)	1.68		(2.10)		(1.44)
Net Asset Value, end of year	$6.62	$6.46	$6.52		$4.84		$6.94
Total Investment Return(a)	2.48%	(.92)%	34.71%		(30.26)%		(17.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.7	$184.1	$35.0		$12.5		$8.4
Ratios to average net assets(b):
Expenses	1.05%	1.09%	1.15	%(b)	1.15	%(b)	1.15	%(b)
Net investment loss	(0.44)%	(.82)%	(0.72	)%(b)	(0.73	)%(b)	(0.28	)%(b)
Portfolio turnover rate	192%	240%	122%		109%		83%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001.

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.51	$12.88	$9.68	$11.36		$11.13
Income From Investment Operations:
Net investment income	0.07	0.08	0.02	0.05		0.08
Net realized and unrealized gains (losses) on investments	0.52	2.57	3.18	(1.68)		0.26
Total from investment operations	0.59	2.65	3.20	(1.63)		0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.02)	— (c)	(0.05)		(0.11)
Dividends from net realized gains	(1.75)	— (c)	—	—		—
Total dividends and distributions	(1.83)	(0.02)	0.00	(0.05)		(0.11)
Net Asset Value, end of year	$14.27	$15.51	$12.88	$9.68		$11.36
Total Investment Return(a)	4.61%	20.69%	33.11%	(14.38)%		3.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350.7	$393.3	$250.6	$99.2		$47.4
Ratios to average net assets:
Expenses	0.97%	0.96%	1.04%	1.05	%(b)	1.05	%(b)
Net investment income	0.49%	0.69%	0.37%	0.69	%(b)	1.08	%(b)
Portfolio turnover rate	119%	127%	90%	116%		89%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, and 1.56% and 0.57%, respectively, for the year ended December 31, 2001.

(c)   Less than $0.005 per share.

F-8

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2005		2004		2003		2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.00		$6.33		$5.03		$6.73		$7.94
Income From Investment Operations:
Net investment loss	(0.03)		—	(b)	(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.10		0.67		1.31		(1.69)		(1.20)
Total from investment operations	1.07		0.67		1.30		(1.70)		(1.21)
Net Asset Value, end of year	$8.07		$7.00		$6.33		$5.03		$6.73
Total Investment Return(a)	15.29%		10.58%		25.84%		(25.26)%		(15.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3		$30.1		$21.6		$10.8		$7.7
Expenses	1.07	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)
Net investment loss	(0.44	)%(d)	(0.01	)%(d)	(0.28	)%(d)	(0.30	)%(d)	(0.16	)%(d)
Portfolio turnover rate	110%		84%		93%		62%		116%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Less than $0.005 per share

(c)   Calculated based upon weighted average shares outstanding during the year.

(d)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14 and (0.51)%, respectively, for the year ended December 31, 2005, 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002 and 2.61% and (1.76)%, respectively, for the year ended December 31, 2001.

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2005		2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.61		$6.23	$5.03	$7.31		$8.55
Income From Investment Operations:
Net investment income (loss)	(0.03)		(0.01)	0.00 (c)	(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.13		0.39	1.20	(2.27)		(1.23)
Total from investment operations	1.10		0.38	1.20	(2.28)		(1.24)
Less Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		—	—	—		—
Tax return of capital distributions	—		—	—	—		—	(c)
Total distributions	—		—	—	—		—	(c)
Net Asset Value, end of year	$7.71		$6.61	$6.23	$5.03		$7.31
Total Investment Return(a)	16.64%		6.10%	23.86%	(31.19)%		(14.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$73.8		$65.7	$146.5	$57.7		$35.9
Ratios to average net assets:
Expenses	1.06	%(b)	1.08%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income (loss)	(0.38	)%(b)	(0.14)%	(0.11)%	(0.27	)%(b)	(0.08	)%(b)
Portfolio turnover rate	144%		122%	38%	34%		47%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the expense and net investment loss ratios would have been 1.16% and (0.48)%, respectively, for the year ended December 31, 2005, 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively and for the year ended December 31, 2001.

(c)   Less than $0.005 per share.

F-9

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.89	$4.22	$5.45		$8.50
Income From Investment Operations:
Net investment income (loss)	0.04	0.02	0.01	0.01		0.02
Net realized and unrealized gains (losses) on investments	1.01	0.95	1.66	(1.24)		(3.05)
Total from investment operations	1.05	0.97	1.67	(1.23)		(3.03)
Less Distributions:
Dividends from net investment income	(0.04)	(0.01)	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.02)
Total distributions	(0.35)	(0.01)	—	—		(0.02)
Net Asset Value, end of year	$7.55	$6.85	$5.89	$4.22		$5.45
Total Investment Return(a)	16.39%	16.54%	39.57%	(22.57)%		(35.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$453.6	$249.1	$105.6	$34.9		$19.9
Expenses	0.98%	1.02%	1.15%	1.24	%(b)	1.24	%(b)
Net investment income (loss)	0.64%	0.50%	0.56%	0.26	%(b)(d)	0.31	%(b)(d)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001.

(c)   Calculated based upon weighted average shares outstanding during the year.

(d)  Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.98	$7.83	$5.90	$7.58	$9.33
Income (Loss) From Investment Operations:
Net investment income	.18	.02	.01	— (b)	.02
Net realized and unrealized gains (losses) on investments	.71	1.13	1.92	(1.68)	(1.69)
Total from investment operations	.89	1.15	1.93	(1.68)	(1.67)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	— (b)	— (b)	—	(.02)
Distributions from net realized gains	(.35)	—	—	—	(.06)
Total dividends and distributions	(.37)	—	—	—	(.08)
Net Asset Value, end of year	$9.50	$8.98	$7.83	$5.90	$7.58
Total Investment Return(a)	10.48%	14.76%	32.77%	(22.16)%	(17.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188.2	$136.9	$60.6	$15.1	$7.5
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.29%	.27%	.16%	.06%	.39%
Portfolio turnover rate	26%	60%	22%	26%	62%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Less than $0.005 per share.

F-10

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.66	$7.96	$9.02	$9.80
Income (Loss) From Investment Operations:
Net investment income	.27	.09	.09	.11	.14
Net realized and unrealized gain (loss) on investments	.49	.97	1.71	(1.16)	(.73)
Total from investment operations	.76	1.06	1.80	(1.05)	(.59)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.08)	(.10)	—	(.14)
Distributions from net realized gains	(.37)	(.01)	—	(.01)	(.05)
Total dividends and distributions	(.47)	(.09)	(.10)	(.01)	(.19)
Net Asset Value, end of year	$10.92	$10.63	$9.66	$7.96	$9.02
Total Investment Return(a)	7.60%	11.09%	22.87%	(11.67)%	(5.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.0	$837.0	$449.8	$147.3	$66.1
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	3.40%	1.37%	1.83%	1.96%	3.26%
Portfolio turnover rate	21%	48%	12%	22%	35%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.20	$10.48	$9.16	$9.77	$10.00
Income (Loss) From Investment Operations:
Net investment income	.38	.14	.16	.16	.21
Net realized and unrealized gain (loss) on investments	.25	.77	1.33	(.73)	(.24)
Total from investment operations	.63	.91	1.49	(.57)	(.03)
Less Distributions:
Dividends from net investment income	(.16)	(.16)	(.16)	(.03)	(.16)
Distributions from net realized gains	(.39)	(.03)	(.01)	(.01)	(.04)
Total distributions	(.55)	(.19)	(.17)	(.04)	(.20)
Net asset value, end of year	$11.28	$11.20	$10.48	$9.16	$9.77
Total Investment Return(a)	5.91%	8.89%	16.49%	(5.88)%	(.23)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$642.0	$459.9	$281.2	$117.5	$47.9
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	4.10%	1.86%	2.60%	2.79%	4.76%
Portfolio turnover rate	24%	47%	22%	25%	29%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-11

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.80	$8.71	$6.84	$8.27	$9.52
Income (Loss) From Investment Operations:
Net investment income.	0.19	0.06	0.04	0.06	0.09
Net realized and unrealized gains (losses) on investments	0.66	1.07	1.88	(1.49)	(1.21)
Total from investment operations	0.85	1.13	1.92	(1.43)	(1.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	—	(0.08)
Distributions from net realized gains	(0.36)	—	—	— (b)	(0.05)
Total dividends and distributions	(0.42)	(0.04)	(0.05)	—	(0.13)
Net Asset Value, end of year	$10.23	$9.80	$8.71	$6.84	$8.27
Total Investment Return(a)	9.24%	13.05%	28.27%	(17.26)%	(11.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,212.0	$662.7	$326.7	$96.4	$46.8
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.65%	0.94%	1.10%	1.12%	1.71%
Portfolio turnover rate	18%	53%	18%	24%	43%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

F-12

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
A I M Capital Management, Inc.
AllianceBernstein L.P.
Calamos Advisors LLC
Davis Advisors
Dreman Value Management LLC
Eagle Asset Management
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management LLC
J.P. Morgan Investment Management Inc.
LSV Asset Management
Marsico Capital Management, LLC
Neuberger Berman Management, Inc.
Pacific Investment Management Company, LLC
T. Rowe Price Associates, Inc.
Salomon Brothers Asset Management Inc
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies.  Shares of the Fund may also be sold directly to certain tax-deferred retirement plans.  Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus.  Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval.  For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
7	PRINCIPAL RISKS
10	EVALUATING PERFORMANCE
23	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
24	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
38	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

i

42	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
51	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
54	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
55	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade

1

securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

2

•       market risk

•       prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

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•       market risk

•       mortgage risk

•       prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

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Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       industry/sector risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2006 the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       liquidity risk

•       market risk

•       smaller company risk

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Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can

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have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is

8

selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

9

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

10

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

11

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

12

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

13

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

14

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.61% (1st quarter of 1996)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.51%	5.57%	5.81%
Lehman Brothers Government Bond Index**	2.65%	5.39%	5.94%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.32%	5.44%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

15

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***                      The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

16

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

17

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield* (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source: iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

18

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.60% (4th quarter of 1997)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	55.91%	23.74%	18.78%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	37.38%	16.90%	13.04%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

19

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	7.26%	10.20%	11.88%
S&P SmallCap 600 Index**	7.68%	10.76%	12.16%
Lipper Variable Insurance Products (VIP) SmallCap Core Funds Average***	5.35%	8.21%	10.77%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

20

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

21

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I shares.

22

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40	None	0.05	0.45
Equity Portfolio	N/A	0.45	None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60	None	0.03	0.63
Global Portfolio	N/A	0.75	None	0.07	0.82
Government Income Portfolio	N/A	0.40	None	0.07	0.47
High Yield Bond Portfolio	N/A	0.55	None	0.03	0.58
Jennison Portfolio	N/A	0.60	None	0.03	0.63
Money Market Portfolio	N/A	0.40	None	0.05	0.45
Natural Resources Portfolio	N/A	0.45	None	0.04	0.49
Small Capitalization Stock Portfolio	N/A	0.40	None	0.06	0.46
Stock Index Portfolio	N/A	0.35	None	0.03	0.38	(1)
Value Portfolio	N/A	0.40	None	0.03	0.43

(1)                       The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year. The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:
0.35% up to and including $4 billion; and
0.30% over $4 billion.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

23

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$ 59	$ 186	$ 324	$ 726
Diversified Bond Portfolio	46	144	252	567
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
Government Income Portfolio	48	151	263	591
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Money Market Portfolio	46	144	252	567
Natural Resources Portfolio	50	157	274	616
Small Capitalization Stock Portfolio	47	148	258	579
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

24

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

25

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

26

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

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We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

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The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

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•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes.

•       Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•       Forward foreign currency exchange contracts and foreign currency futures contracts.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

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The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this

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purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as

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uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions. Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract

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owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of January 31, 2006, the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on equity securities and stock indexes.

•       Purchase and sell stock index futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

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We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

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•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

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Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

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Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

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Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

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Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

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Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadvisor for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s

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predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

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Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

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Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp and Richard Piccirillo of PIM-Fixed Income co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist at PIM-Fixed Income. He has managed the Portfolio since 2003. Mr. Tipp is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, US Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

Richard Piccirillo, Vice President and portfolio manager for PIM-Fixed Income’s US Liquidity Team, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 15 years of investment experience.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

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Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

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Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Natural Resources Portfolio

David A. Kiefer, CFA, and Michael A. Del Balso are the portfolio managers of the Portfolio. Mr. Kiefer generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product

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strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios. Wai C. Chiang is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results. Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios.  Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

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The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios.  Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not

52

provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

53

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset

54

Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

F-2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02
Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31
Total from investment operations	.29	.36	.31	1.38	.96
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—
Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)
Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26
Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-3

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

F-4

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.88	$27.49	$22.35	$19.11	$23.59
Income (Loss) From Investment Operations:
Net investment income	0.33	0.19	0.25	0.09	0.43
Net realized and unrealized gains (losses) on investments	16.27	6.28	7.38	3.52	(2.89)
Total from investment operations	16.60	6.47	7.63	3.61	(2.46)
Less Dividends and Distributions:
Dividends from net investment income	— (b)	(1.00)	(0.98)	(0.12)	(0.55)
Distributions from net realized gains	(3.02)	(1.08)	(1.51)	(0.25)	(1.47)
Total dividends and distributions	(3.02)	(2.08)	(2.49)	(0.37)	(2.02)
Net Asset Value, end of year	$45.46	$31.88	$27.49	$22.35	$19.11
Total Investment Return(a)	55.91%	25.17%	39.00%	18.92%	(10.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,016.3	$622.6	$498.7	$379.2	$336.1
Ratios to average net assets:
Expenses	0.49%	0.51%	0.51%	0.50%	0.52%
Net investment income	0.66%	0.49%	0.80%	0.47%	1.94%
Portfolio turnover rate	59%	24%	24%	37%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Amount is less than $0.01 per share.

F-5

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.33	$17.64	$12.91	$15.48	$17.11
Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.07	0.06	0.06
Net realized and unrealized gains (losses) on investments	1.30	3.75	4.82	(2.31)	0.67
Total from investment operations	1.43	3.87	4.89	(2.25)	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.07)	(0.13)	(0.08)
Distributions from net realized gains	(1.25)	(0.07)	(0.09)	(0.19)	(2.28)
Total dividends and distributions	(1.38)	(0.18)	(0.16)	(0.32)	(2.36)
Net Asset Value, end of year	$21.38	$21.33	$17.64	$12.91	$15.48
Total Investment Return(a)	7.26%	22.04%	38.27%	(14.92)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$738.3	$743.2	$619.9	$467.4	$611.1
Ratios to average net assets:
Expenses	0.46%	0.47%	0.48%	0.46%	0.48%
Net investment income	0.62%	0.62%	0.47%	0.40%	0.52%
Portfolio turnover rate	16%	18%	15%	17%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-6

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

(c)     Less than $0.005 per share.

F-7

Mailing Address

The Prudential Series Fund

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Investment Manager

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Subadvisers

Jennison Associates LLC

Prudential Investment Management, Inc.

Quantitative Management Associates LLC

LSV Asset Management

Marsico Capital Management, LLC

Salomon Brothers Asset Management Inc

T. Rowe Price Associates, Inc.

William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC

70 West Madison Street

Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                   May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
4	PRINCIPAL RISKS
7	EVALUATING PERFORMANCE
14	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
15	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
Stock Index Portfolio
23	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
27	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

i

32	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
36	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
37	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade

1

securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

2

•       market risk

•       prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

3

•       market risk

•       mortgage risk

•       prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

4

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

5

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

6

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

8

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

9

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

10

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

11

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.61% (1st quarter of 1996)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.51%	5.57%	5.81%
Lehman Brothers Government Bond Index**	2.65%	5.39%	5.94%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.32%	5.44%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

12

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

13

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)	Distribution (12b-1)Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40	None	0.05	0.45
Equity Portfolio	N/A	0.45	None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60	None	0.03	0.63
Global Portfolio	N/A	0.75	None	0.07	0.82
Government Income Portfolio	N/A	0.40	None	0.07	0.47
Stock Index Portfolio	N/A	0.35	None	0.03	0.38	(1)

(1)                       The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year. The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:

0.35% up to and including $4 billion; and

0.30% over $4 billion.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	46	144	252	567
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
Government Income Portfolio	48	151	263	591
Stock Index Portfolio	39	122	213	480

14

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S.

15

by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

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Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

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The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

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•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital

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appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•      Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•      Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes.

•       Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•       Forward foreign currency exchange contracts and foreign currency futures contracts.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

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•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding

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whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal

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payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital

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gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

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HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
Stock Index	0.35

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

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Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

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Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

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The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products

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industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp and Richard Piccirillo of PIM-Fixed Income co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist at PIM-Fixed Income. He has managed the Portfolio since 2003. Mr. Tipp is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, US Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

Richard Piccirillo, Vice President and portfolio manager for PIM-Fixed Income’s US Liquidity Team, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 15 years of investment experience.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

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Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

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Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will

34

more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

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Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

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Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

F-2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02
Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31
Total from investment operations	.29	.36	.31	1.38	.96
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—
Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)
Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26
Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-3

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-4

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
LSV Asset Management
Marsico Capital Management, LLC
Salomon Brothers Asset Management Inc
T. Rowe Price Associates, Inc.
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
6	PRINCIPAL RISKS
9	EVALUATING PERFORMANCE
20	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
21	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
Value Portfolio
34	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

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37	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
46	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
49	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
50	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    company risk

•                    credit risk

•                    derivatives risk

•                    foreign investment risk

•                    high yield risk

•                    interest rate risk

•                    leveraging risk

•                    liquidity risk

•                    management risk

•                    market risk

•                    prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we

1

may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    credit risk

•                    derivatives risk

•                    foreign investment risk

•                    high yield risk

•                    interest rate risk

•                    leveraging risk

•                    liquidity risk

•                    management risk

•                    market risk

•                    prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    company risk

•                    derivatives risk

•                    foreign investment risk

•                    leveraging risk

•                    management risk

•                    market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    company risk

•                    credit risk

•                    derivatives risk

•                    foreign investment risk

•                    high yield risk

•                    interest rate risk

•                    leveraging risk

2

•                    liquidity risk

•                    management risk

•                    market risk

•                    prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    company risk

•                    derivatives risk

•                    foreign investment risk

•                    leveraging risk

•                    management risk

•                    market risk

•                    currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    credit risk

•                    derivatives risk

•                    foreign investment risk

•                    interest rate risk

3

•                    leveraging risk

•                    liquidity risk

•                    management risk

•                    market risk

•                    mortgage risk

•                    prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    credit risk

•                    derivatives risk

•                    foreign investment risk

•                    high yield risk

•                    interest rate risk

•                    leveraging risk

•                    liquidity risk

•                    management risk

•                    market risk

•                    prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    company risk

•                    derivatives risk

•                    foreign investment risk

•                    leveraging risk

•                    management risk

•                    market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in

4

thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•                    credit risk

•                    interest rate risk

•                    management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    company risk

•                    derivatives risk

•                    market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•                    company risk

•                    derivatives risk

•                    credit risk

•                    foreign investment risk

•                    interest rate risk

•                    leveraging risk

•                    management risk

•                    market risk

5

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can

6

have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is

7

selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

8

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

9

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

10

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

11

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

12

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

13

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.61% (1st quarter of 1996)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.51%	5.57%	5.81%
Lehman Brothers Government Bond Index**	2.65%	5.39%	5.94%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.32%	5.44%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

14

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***                   The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio.  In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

15

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

16

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield* (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source: iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

17

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

18

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I and shares.

19

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40	None	0.05	0.45
Equity Portfolio	N/A	0.45	None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60	None	0.03	0.63
Global Portfolio	N/A	0.75	None	0.07	0.82
Government Income Portfolio	N/A	0.40	None	0.07	0.47
High Yield Bond Portfolio	N/A	0.55	None	0.03	0.58
Jennison Portfolio	N/A	0.60	None	0.03	0.63
Money Market Portfolio	N/A	0.40	None	0.05	0.45
Stock Index Portfolio	N/A	0.35	None	0.03	0.38	(1)
Value Portfolio	N/A	0.40	None	0.03	0.43

(1)                       The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below). The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:
0.35% up to and including $4 billion; and
0.30% over $4 billion.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

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The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	46	144	252	567
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
Government Income Portfolio	48	151	263	591
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Money Market Portfolio	46	144	252	567
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

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Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

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In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

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We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

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The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

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•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes.

•       Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•       Forward foreign currency exchange contracts and foreign currency futures contracts.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

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The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

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We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often

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referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

*              *              *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also

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expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

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Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

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The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Stock Index	0.35
Value	0.40

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

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PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (LSV)  serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assts.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

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Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

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Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

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The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products

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industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp and Richard Piccirillo of PIM-Fixed Income co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist at PIM-Fixed Income. He has managed the Portfolio since 2003. Mr. Tipp is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, US Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

Richard Piccirillo, Vice President and portfolio manager for PIM-Fixed Income’s US Liquidity Team, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 15 years of investment experience.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public

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accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

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Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

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The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not

47

provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

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Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset

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Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

F-2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02
Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31
Total from investment operations	.29	.36	.31	1.38	.96
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—
Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)
Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26
Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-3

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

F-4

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-5

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)  Calculated based upon weighted average shares outstanding during the year.

(c)  Less than $0.005 per share.

F-6

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates, Inc.
Salomon Brothers Asset Management Inc
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Jennison 20/20 Focus Portfolio

SP Strategic Partners Focused Growth Portfolio

SP William Blair International Growth Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
2	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
9	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
10	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Jennison 20/20 Focus Portfolio
SP Strategic Partners Focused Growth Portfolio
SP William Blair International Growth Portfolio
15	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
18	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
21	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor

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24	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
25	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is

1

nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Jennison and AllianceBernstein L.P.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of

2

confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios

3

that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

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Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

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Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	21.26%	6.61%	5.32%
S&P 500 Index**	4.91%	0.54%	0.04%
Russell 1000 Index***	6.27%	1.07%	0.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-0.68%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	1.69%

*                                  ThePortfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

***                      The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****                The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio’s Class II shares.

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SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* as of 12/31/05)

	1 Year	5 Years	Since Class II Inception**
Class II Shares	14.97%	N/A	-1.37%
S&P 500 Index***	4.91%	0.54%	0.54%
Russell 1000 Growth Index****	5.26%	-3.58%	-3.58%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average*****	7.33%	-3.18%	-3.18%

*                                  The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                            Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

***                      The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****                The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

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SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception**
Class II Shares	15.79%	-1.55%	-4.12%
MSCI EAFE Index***	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Growth Funds Average****	15.36%	2.23%	0.30%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

***                   The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Jennison 20/20 Focus Portfolio	N/A	0.75%	0.25%	0.27%	1.27%
SP Strategic Partners Focused Growth Portfolio	N/A	0.90	0.25	0.39	1.54	(2)(3)
SP William Blair International Growth Portfolio	N/A	0.85	0.25	0.28	1.38

(1)          Includes 0.15% administration fee.

(2)          The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to the Arrangements. The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the SP Strategic Partners Focused Growth Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were 1.47%.

(3)          Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the SP Strategic Partners Focused Growth Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been 1.65%.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison 20/20 Focus Portfolio	$ 129	$ 403	$ 697	$1,534
SP Strategic Partners Focused Growth Portfolio	157	486	839	1,834
SP William Blair International Growth Portfolio	140	437	755	1,657

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of up to 20 value stocks and up to 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

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•       Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•       Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•       Purchase or sell securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large capitalization — although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein’s portion of the portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US

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Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund’s portfolio.

Jennison’s portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•       Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•       Purchase put and call options and write (sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•       Short sales.

•       Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•       Nonconvertible preferred stocks.

•       Convertible debt and convertible preferred stock.

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•       American Depositary Receipts (ADRs).

•       Warrants and rights that can be exercised to obtain stock.

•       Investments in various types of business ventures, including partnerships and joint ventures.

•       Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison and AllianceBernstein L.P.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

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Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

*              *              *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also

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expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

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Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

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Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI

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also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison 20/20 Focus	0.75
SP Strategic Partners Focused Growth	0.90
SP William Blair International Growth	0.85

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

AllianceBernstein L.P. (AllianceBernstein) serves as the subadviser for a portion of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein’s success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients — large institutions, private clients and individual mutual fund investors. AllianceBernstein’s assets under management totaled $579 billion, as of December 31, 2005. The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

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David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas generally has final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios.  Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

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The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios.  Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not

22

provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

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Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset

24

Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.23	$10.60	$8.23	$10.63	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.01	0.01	— (a)	— (a)	0.02
Net realized and unrealized gains (losses) on investments	2.59	1.62	2.37	(2.40)	(.15)
Total from investment operations	2.60	1.63	2.37	(2.40)	(.13)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	—	—	—	(0.23)
Net Asset Value, end of year	$14.83	$12.23	$10.60	$8.23	$10.63
Total Investment Return(b)	21.26%	15.38%	28.80%	(22.58)%	(1.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.3	$101.0	$39.6	$7.5	$2.0
Ratios to average net assets:
Expenses	1.27%	1.28%	1.35%	1.37%	1.33%
Net investment income (losses)	0.03%	(0.02)%	(0.22)%	(0.21)%	0.06%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)             Less than $0.005 per share.

(b)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended								January 12, 2001(a)
	December 31,								through
									December 31,
	2005		2004		2003		2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.88		$6.26		$4.99		$6.70		$8.43
Income From Investment Operations:
Net investment loss	(0.06)		(0.01)		(0.03)		(0.02)		(0.03)
Net realized and unrealized gains (losses) on investments	1.09		0.63		1.30		(1.69)		(1.70)
Total from investment operations	1.03		0.62		1.27		(1.71)		(1.73)
Net Asset Value, end of period	$7.91		$6.88		$6.26		$4.99		$6.70
Total Investment Return(b)	14.97%		9.90%		25.45%		(25.52)%		(20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$42.8		$32.1		$14.3		$6.6		$2.0
Expenses	1.47	%(d)	1.41	%(d)	1.41	%(d)	1.41	%(d)	1.41	%(c)(d)
Net investment loss	(0.84	)%(d)	(0.34	)%(d)	(0.68	)%(d)	(0.68	)%(d)	(0.58	)%(c)(d)
Portfolio turnover rate	110%		84%		93%		62%		116	%(e)

(a)             Commencement of offering of Class II shares.

(b)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(c)             Annualized.

(d)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (0.91)%, respectively, for the year ended December 31, 2005, 1.68% and (0.61)%, respectively, for the year ended December 31, 2004, 2.05% and (1.32)%, respectively, for the year ended December 31, 2003, 2.34% and (1.61)%, respectively, for the year ended December 31, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)             Not annualized.

(f)               Calculated based upon weighted average shares outstanding during the period.

F-2

Financial Highlights

	SP William Blair International Growth Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002		2001(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.77	$5.83	$4.19	$5.43		$8.48
Income From Investment Operations:
Net investment income (loss)	0.03	0.01	0.01	—	(c)	—	(c)
Net realized and unrealized gains (losses) on investments	0.98	0.93	1.63	(1.24)		(3.04)
Total from investment operations	1.01	0.94	1.64	(1.24)		(3.04)
Less Distributions:
Dividends from net investment income	(0.02)	—	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.01)
Total distributions	(0.33)	—	—	—		(0.01)
Net Asset Value, end of year	$7.45	$6.77	$5.83	$4.19		$5.43
Total Investment Return(a)	15.79%	16.12%	39.14%	(22.84)%		(35.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23.1	$139.0	$113.6	$23.6		$14.9
Expenses	1.38%	1.41%	1.54%	1.64	%(b)	1.64	%(b)
Net investment income (loss)	0.56%	0.21%	0.04%	(0.11	)%(b)(e)	(0.03	)%(b)(e)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001.

(c)             Less than $0.005 per share.

(d)             Calculated based upon weighted average shares outstanding during the year.

(e)             Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F-3

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
AllianceBernstein L.P.
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Equity Portfolio
Jennison Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP William Blair International Growth Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
2	PRINCIPAL RISKS
6	EVALUATING PERFORMANCE
10	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
11	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Equity Portfolio
Jennison Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP William Blair International Growth Portfolio
15	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
19	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
22	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor

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25	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
26	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

1

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC (“Jennison”) believes have the potential for above-average growth. The Portfolio also may use derivatives to hedge or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes,

2

political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

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Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit

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additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	11.04%	1.75%	N/A	1.64%
S&P 500 Index***	4.91%	0.54%	9.07%	0.54%
Russell 1000 Index****	6.27%	1.07%	9.29%	1.22%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average*****	5.77%	-0.48%	7.27%	0.33%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         Portfolio (Class I) inception: 5/13/83. Portfolio (Class II) inception: 5/4/99.

***       The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

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Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	14.02%	-1.99%	N/A	-5.79%
S&P 500 Index***	4.91%	0.54%	9.07%	-0.28%
Russell 1000 Growth Index****	5.26%	-3.58%	6.73%	-6.35%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average*****	7.33%	-3.18%	7.24%	-4.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 4/25/95. Portfolio (Class II) inception: 2/10/00.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date. of the Portfolio’s Class II shares.

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SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception**
Class II Shares	17.47%	N/A	4.86%
S&P MidCap 400 Index***	12.56%	8.60%	9.37%
Russell Midcap Growth Index****	12.10%	1.38%	4.71%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average*****	10.61%	-0.49%	2.45%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

***                   The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index)—an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

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SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception**
Class II Shares	15.79%	-1.55%	-4.12%
MSCI EAFE Index***	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Growth Funds Average****	15.36%	2.23%	0.30%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

***                   The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	0.25%	0.17%	0.87%
Jennison Portfolio	N/A	0.60	0.25	0.18	1.03
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60	0.25	0.35	1.20
SP William Blair International Growth Portfolio	N/A	0.85	0.25	0.28	1.38

(1)                       Includes 0.15% administration fee.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	105	328	569	1,259
SP Prudential U.S. Emerging Growth Portfolio	122	381	660	1,455
SP William Blair International Growth Portfolio	140	437	755	1,657

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market

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conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized

12

U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2005, this number was approximately $14.6 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Foreign currency forward contracts.

•       Derivative strategies.

•       Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•       Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•       Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•       Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities,

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including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2005 and 2004, the Portfolio’s turnover rates were 142% and 212% respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

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In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

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Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

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Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular

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security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Equity	0.45
Jennison	0.60
SP Prudential U.S. Emerging Growth	0.60
SP William Blair International Growth	0.85

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Jennison Portfolio

•       Equity Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton

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University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P.Mullman, CFA, is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since August 2005.

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The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

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Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s

23

shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board

24

of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

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The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Equity Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.34	$20.58	$15.76	$20.49	$24.51
Income From Investment Operations:
Net investment income	0.12	0.20	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	2.35	1.74	4.83	(4.72)	(2.83)
Total from investment operations	2.47	1.94	4.91	(4.63)	(2.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.09)	(0.10)	(0.10)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.12)	(0.18)	(0.09)	(0.10)	(1.28)
Net Asset Value, end of year	$24.69	$22.34	$20.58	$15.76	$20.49
Total Investment Return(a)	11.04%	9.51%	31.11%	(22.62)%	(11.57)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.1	$1.1	$0.8	$0.4	$1.1
Ratios to average net assets:
Expenses	0.87%	0.88%	0.89%	0.88%	0.89%
Net investment income	0.64%	0.91%	0.54%	0.46%	0.45%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2005(c)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.97	$16.46	$12.70	$18.45	$22.88
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.02	(0.01)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.57	1.50	3.77	(5.73)	(4.25)
Total from investment operations	2.52	1.52	3.76	(5.75)	(4.24)
Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	— (b)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	(0.01)	—	—	(0.19)
Net Asset Value, end of year	$20.49	$17.97	$16.46	$12.70	$18.45
Total Investment Return(a)	14.02%	9.22%	29.61%	(31.17)%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18.2	$84.9	$74.3	$48.1	$59.6
Ratios to average net assets:
Expenses	1.03%	1.04%	1.04%	1.01%	1.04%
Net investment income (loss)	(0.27)%	0.11%	(0.13)%	(0.19)%	(0.19)%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

(c)     Calculated based upon average shares during the year.

F-1

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended					July 9, 2001(a)
	December 31,					through
						December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$6.58	$4.65	$6.88		$7.56
Income (Loss) From Investment Operations:
Net investment loss	(.05)	(.07)	(.05)	(.05)		(.01)
Net realized and unrealized gains (losses) on investments	1.15	1.45	1.98	(2.18)		(.67)
Total from investment operations	1.10	1.38	1.93	(2.23)		(.68)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized gains	(1.34)	— (f)	—	—		—
Total dividends and distributions	(1.34)	— (f)	—	—		—
Net Asset Value, end of period	$7.72	$7.96	$6.58	$4.65		$6.88
Total Investment Return(b)	17.47%	21.01%	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3	$0.4	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.20%	1.18%	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(.70)%	(.94)%	(.97)%	(.89	)%(c)	(.87	)%(c)(d)
Portfolio turnover rate	142%	212%	213%	299%		258	%(e)

(a)     Commencement of offering of Class II shares.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(c)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.38% and (.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)     Annualized.

(e)  Not annualized.

(f)        Less than $0.005 per share.

F-2

Financial Highlights

	SP William Blair International Growth Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002		2001(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.77	$5.83	$4.19	$5.43		$8.48
Income From Investment Operations:
Net investment income (loss)	0.03	0.01	0.01	—	(c)	—	(c)
Net realized and unrealized gains (losses) on investments	0.98	0.93	1.63	(1.24)		(3.04)
Total from investment operations	1.01	0.94	1.64	(1.24)		(3.04)
Less Distributions:
Dividends from net investment income	(0.02)	—	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.01)
Total distributions	(0.33)	—	—	—		(0.01)
Net Asset Value, end of year	$7.45	$6.77	$5.83	$4.19		$5.43
Total Investment Return(a)	15.79%	16.12%	39.14%	(22.84)%		(35.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23.1	$139.0	$113.6	$23.6		$14.9
Expenses	1.38%	1.41%	1.54%	1.64	%(b)	1.64	%(b)
Net investment income (loss)	0.56%	0.21%	0.04%	(0.11	)%(b)(e)	(0.03	)%(b)(e)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

(e)     Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F-3

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Salomon Brothers Asset Management Inc
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Jennison Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
1	PRINCIPAL RISKS
4	EVALUATING PERFORMANCE
6	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
7	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Jennison Portfolio
8	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
11	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
13	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
16	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization

i

Federal Income Taxes Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
F-1	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      management risk

•      market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of

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confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios

2

that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

3

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

4

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception **
Class II Shares	14.02%	-1.99%	N/A	-5.79%
S&P 500 Index***	4.91%	0.54%	9.07%	-0.28%
Russell 1000 Growth Index****	5.26%	-3.58%	6.73%	-6.35%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average*****	7.33%	-3.18%	7.24%	-4.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 4/25/95. Portfolio (Class II) inception: 2/10/00.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date. of the Portfolio’s Class II shares.

5

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II
Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Jennison Portfolio	N/A	0.60%	0.25%	0.18%	1.03%

(1)                       Includes 0.15% administration fee.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison Portfolio	$105	$328	$569	$1,259

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

*              *              *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also

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expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

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Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

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The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison	0.60

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a

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Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a

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PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The

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Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are

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readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

16

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

17

Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2005(c)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.97	$16.46	$12.70	$18.45	$22.88
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.02	(0.01)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.57	1.50	3.77	(5.73)	(4.25)
Total from investment operations	2.52	1.52	3.76	(5.75)	(4.24)
Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	— (b)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	(0.01)	—	—	(0.19)
Net Asset Value, end of year	$20.49	$17.97	$16.46	$12.70	$18.45
Total Investment Return(a)	14.02%	9.22%	29.61%	(31.17)%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18.2	$84.9	$74.3	$48.1	$59.6
Ratios to average net assets:
Expenses	1.03%	1.04%	1.04%	1.01%	1.04%
Net investment income (loss)	(0.27)%	0.11%	(0.13)%	(0.19)%	(0.19)%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)             Less than $0.005 per share.

(c)             Calculated based upon average shares during the year.

F-1

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    May 1, 2006

THE PRUDENTIAL SERIES FUND

Jennison Portfolio

Jennison 20/20 Focus Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
2	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
7	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
7	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Jennison Portfolio
Jennison 20/20 Focus Portfolio
10	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
13	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
15	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor

i

19	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
20	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

2

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

3

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

4

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	14.02%	-1.99%	N/A	-5.79%
S&P 500 Index***	4.91%	0.54%	9.07%	-0.28%
Russell 1000 Growth Index****	5.26%	-3.58%	6.73%	-6.35%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average*****	7.33%	-3.18%	7.24%	-4.62%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         Portfolio (Class I) inception: 4/25/95. Portfolio (Class II) inception: 2/10/00.

***       The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date. of the Portfolio’s Class II shares.

5

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	21.26%	6.61%	5.32%
S&P 500 Index**	4.91%	0.54%	-0.04%
Russell 1000 Index***	6.27%	1.07%	0.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-0.68%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	1.69%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

***       The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio’s Class II shares.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II
Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Jennison Portfolio	N/A	0.60%	0.25%	0.18%	1.03%
Jennison 20/20 Focus Portfolio	N/A	0.75	0.25	0.27	1.27

(1)                       Includes 0.15% administration fee.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison Portfolio	$105	$328	$569	$1,259
Jennison 20/20 Focus Portfolio	129	403	697	1,534

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of up to 20 value stocks and up to 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate

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and long term with limited downside potential in the short term. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•       Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•       Purchase or sell securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

*              *              *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also

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expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

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Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — Acall option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.”  Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

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The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison 20/20 Focus	0.75
Jennison	0.60

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

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Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and

15

may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

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Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

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To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

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Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

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FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2005(c)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.97	$16.46	$12.70	$18.45	$22.88
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.02	(0.01)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.57	1.50	3.77	(5.73)	(4.25)
Total from investment operations	2.52	1.52	3.76	(5.75)	(4.24)
Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	— (b)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	(0.01)	—	—	(0.19)
Net Asset Value, end of year	$20.49	$17.97	$16.46	$12.70	$18.45
Total Investment Return(a)	14.02%	9.22%	29.61%	(31.17)%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18.2	$84.9	$74.3	$48.1	$59.6
Ratios to average net assets:
Expenses	1.03%	1.04%	1.04%	1.01%	1.04%
Net investment income (loss)	(0.27)%	0.11%	(0.13)%	(0.19)%	(0.19)%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

(c)     Calculated based upon average shares during the year.

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.23	$10.60	$8.23	$10.63	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.01	0.01	— (a)	— (a)	0.02
Net realized and unrealized gains (losses) on investments	2.59	1.62	2.37	(2.40)	(.15)
Total from investment operations	2.60	1.63	2.37	(2.40)	(.13)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	—	—	—	(0.23)
Net Asset Value, end of year	$14.83	$12.23	$10.60	$8.23	$10.63
Total Investment Return(b)	21.26%	15.38%	28.80%	(22.58)%	(1.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.3	$101.0	$39.6	$7.5	$2.0
Ratios to average net assets:
Expenses	1.27%	1.28%	1.35%	1.37%	1.33%
Net investment income (losses)	0.03%	(0.02)%	(0.22)%	(0.21)%	0.06%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)     Less than $0.005 per share.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Mailing Address

The Prudential Series Fund

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Investment Manager

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Subadvisers

Jennison Associates LLC

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC

70 West Madison Street

Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    May 1, 2006

THE PRUDENTIAL SERIES FUND

Jennison Portfolio

Jennison 20/20 Focus Portfolio

Value Portfolio

SP William Blair International Growth Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

l	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
3	PRINCIPAL RISKS
6	EVALUATING PERFORMANCE
10	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
10	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Value Portfolio
SP William Blair International Growth Portfolio
15	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
18	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
21	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor

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24	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
25	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can

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have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is

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selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	14.02%	-1.99%	N/A	-5.79%
S&P 500 Index***	4.91%	0.54%	9.07%	-0.28%
Russell 1000 Growth Index****	5.26%	-3.58%	6.73%	-6.35%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average*****	7.33%	-3.18%	7.24%	-4.62%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         Portfolio (Class I) inception: 4/25/95. Portfolio (Class II) inception: 2/10/00.

***       The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date. of the Portfolio’s Class II shares.

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Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	21.26%	6.61%	5.32%
S&P 500 Index**	4.91%	0.54%	0.04%
Russell 1000 Index***	6.27%	1.07%	0.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-0.68%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	1.69%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

***       The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio’s Class II shares.

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Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	16.21%	N/A	N/A	5.40%
S&P 500 Index***	4.91%	0.54%	9.07%	1.70%
Russell 1000 Value Index****	7.05%	5.28%	10.94%	5.95%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average*****	4.82%	2.95%	8.60%	2.95%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average*****	6.30%	4.87%	9.54%	5.02%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         Portfolio (Class I) inception: 2/19/88. Portfolio (Class II) inception: 5/14/01.

***       The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class II shares.

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SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception**
Class II Shares	15.79%	-1.55%	-4.12%
MSCI EAFE Index***	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Growth Funds Average****	15.36%	2.23%	0.30%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

***                   The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Jennison Portfolio	N/A	0.60%	0.25%	0.18%	1.03%
Jennison 20/20 Focus Portfolio	N/A	0.75	0.25	0.27	1.27
Value Portfolio	N/A	0.40	0.25	0.18	0.83
SP William Blair International Growth Portfolio	N/A	0.85	0.25	0.28	1.38

(1)                       Includes 0.15% administration fee.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison Portfolio	$105	$328	$569	$1,259
Jennison 20/20 Focus Portfolio	129	403	697	1,534
Value Portfolio	85	265	460	1,025
SP William Blair International Growth Portfolio	140	437	755	1,657

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies

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Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of up to 20 value stocks and up to 20 growth stocks that the two portfolio managers identify as having

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strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•       Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•       Purchase or sell securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

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The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of

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foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

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This Portfolio is managed by William Blair & Company LLC.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other

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physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private

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mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.”  Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

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The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison 20/20 Focus	0.75
Jennison	0.60
Value	0.40
SP William Blair International Growth	0.85

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       Value Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

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Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

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Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios.  Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more

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assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios.  Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The

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NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It

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means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs

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and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2005(c)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.97	$16.46	$12.70	$18.45	$22.88
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.02	(0.01)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.57	1.50	3.77	(5.73)	(4.25)
Total from investment operations	2.52	1.52	3.76	(5.75)	(4.24)
Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	— (b)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	(0.01)	—	—	(0.19)
Net Asset Value, end of year	$20.49	$17.97	$16.46	$12.70	$18.45
Total Investment Return(a)	14.02%	9.22%	29.61%	(31.17)%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18.2	$84.9	$74.3	$48.1	$59.6
Ratios to average net assets:
Expenses	1.03%	1.04%	1.04%	1.01%	1.04%
Net investment income (loss)	(0.27)%	0.11%	(0.13)%	(0.19)%	(0.19)%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

(c)     Calculated based upon average shares during the year.

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.23	$10.60	$8.23	$10.63	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.01	0.01	— (a)	— (a)	0.02
Net realized and unrealized gains (losses) on investments	2.59	1.62	2.37	(2.40)	(.15)
Total from investment operations	2.60	1.63	2.37	(2.40)	(.13)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	—	—	—	(0.23)
Net Asset Value, end of year	$14.83	$12.23	$10.60	$8.23	$10.63
Total Investment Return(b)	21.26%	15.38%	28.80%	(22.58)%	(1.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.3	$101.0	$39.6	$7.5	$2.0
Ratios to average net assets:
Expenses	1.27%	1.28%	1.35%	1.37%	1.33%
Net investment income (losses)	0.03%	(0.02)%	(0.22)%	(0.21)%	0.06%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)     Less than $0.005 per share.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Value Portfolio
	Class II
	Year Ended				May 14, 2001(d)
	December 31,				through
					December 31,
	2005	2004	2003(e)	2002(e)	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$19.94	$17.37	$13.75	$17.91	$19.79
Income (Loss) From Investment Operations:
Net investment income	.21	.20	.16	.16	.12
Net realized and unrealized gains (losses) on investments	3.01	2.55	3.62	(4.15)	(1.01)
Total from investment operations	3.22	2.75	3.78	(3.99)	(.89)
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.18)	(.16)	(.17)	(.14)
Distributions from net realized gains	—	—	—	—	(.85)
Tax return of capital distributions	—	—	— (f)	—	—
Total dividends and distributions	(.18)	(.18)	(.16)	(.17)	(.99)
Net Asset Value, end of period	$22.98	$19.94	$17.37	$13.75	$17.91
Total Investment Return(a)	16.21%	15.83%	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.1	$3.0	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	.83%	.84%	.84%	.83%	.84	%(b)
Net investment income	.95%	1.08%	1.10%	1.04%	.94	%(b)
Portfolio turnover rate	56%	52%	72%	94%	175	%(c)

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Annualized.

(c)  Not annualized.

(d)     Commencement of offering of Class II shares.

(e)     Calculated based upon weighted average shares outstanding during the year.

(f)   Less than $0.005 per share.

F-2

Financial Highlights

	SP William Blair International Growth Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002		2001(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.77	$5.83	$4.19	$5.43		$8.48
Income From Investment Operations:
Net investment income (loss)	0.03	0.01	0.01	—	(c)	—	(c)
Net realized and unrealized gains (losses) on investments	0.98	0.93	1.63	(1.24)		(3.04)
Total from investment operations	1.01	0.94	1.64	(1.24)		(3.04)
Less Distributions:
Dividends from net investment income	(0.02)	—	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.01)
Total distributions	(0.33)	—	—	—		(0.01)
Net Asset Value, end of year	$7.45	$6.77	$5.83	$4.19		$5.43
Total Investment Return(a)	15.79%	16.12%	39.14%	(22.84)%		(35.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23.1	$139.0	$113.6	$23.6		$14.9
Expenses	1.38%	1.41%	1.54%	1.64	%(b)	1.64	%(b)
Net investment income (loss)	0.56%	0.21%	0.04%	(0.11	)%(b)(e)	(0.03	)%(b)(e)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

(e)     Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F-3

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Equity Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
1	PRINCIPAL RISKS
4	EVALUATING PERFORMANCE
6	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
7	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Equity Portfolio
9	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
12	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
14	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
18	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
19	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

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This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of

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confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios

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that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

3

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

4

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	11.04%	1.75%	N/A	1.64%
S&P 500 Index***	4.91%	0.54%	9.07%	0.54%
Russell 1000 Index****	6.27%	1.07%	9.29%	1.22%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average*****	5.77%	-0.48%	7.27%	0.33%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

5

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	0.25%	0.17%	0.87%

(1)                Includes 0.15% administration fee.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	$89	$278	$482	$1,073

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market

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conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

*   *   *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also

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expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

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Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

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The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Equity	0.45

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

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Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

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Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent

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shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

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Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified

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retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Equity Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.34	$20.58	$15.76	$20.49	$24.51
Income From Investment Operations:
Net investment income	0.12	0.20	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	2.35	1.74	4.83	(4.72)	(2.83)
Total from investment operations	2.47	1.94	4.91	(4.63)	(2.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.09)	(0.10)	(0.10)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.12)	(0.18)	(0.09)	(0.10)	(1.28)
Net Asset Value, end of year	$24.69	$22.34	$20.58	$15.76	$20.49
Total Investment Return(a)	11.04%	9.51%	31.11%	(22.62)%	(11.57)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.1	$1.1	$0.8	$0.4	$1.1
Ratios to average net assets:
Expenses	0.87%	0.88%	0.89%	0.88%	0.89%
Net investment income	0.64%	0.91%	0.54%	0.46%	0.45%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)             Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Salomon Brothers Asset Management Inc

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Jennison Portfolio
Value Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP William Blair International Growth Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies.  Shares of the Fund may also be sold directly to certain tax-deferred retirement plans.  Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus.  Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval.  For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
3	PRINCIPAL RISKS
6	EVALUATING PERFORMANCE
10	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
11	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Jennison Portfolio
Value Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP William Blair International Growth Portfolio
15	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
19	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
22	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor

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25	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
26	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

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This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC (“Jennison”) believes have the potential for above-average growth. The Portfolio also may use derivatives to hedge or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can

3

have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is

4

selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

*              *              *

5

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	14.02%	-1.99%	N/A	-5.79%
S&P 500 Index***	4.91%	0.54%	9.07%	-0.28%
Russell 1000 Growth Index****	5.26%	-3.58%	6.73%	-6.35%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average*****	7.33%	-3.18%	7.24%	-4.62%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         Portfolio (Class I) inception: 4/25/95. Portfolio (Class II) inception: 2/10/00.

***       The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date.

6

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	16.21%	N/A	N/A	5.40%
S&P 500 Index***	4.91%	0.54%	9.07%	1.70%
Russell 1000 Value Index****	7.05%	5.28%	10.94%	5.95%
Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average*****	4.82%	2.95%	8.60%	2.95%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average*****	6.30%	4.87%	9.54%	5.02%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         Portfolio (Class I) inception: 2/19/88. Portfolio (Class II) inception: 5/14/01.

***       The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class II shares.

7

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception**
Class II Shares	17.47%	N/A	4.86%
S&P MidCap 400 Index***	12.56%	8.60%	9.37%
Russell Midcap Growth Index****	12.10%	1.38%	4.71%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average*****	10.61%	-0.49%	2.45%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

***                   The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

8

SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception**
Class II Shares	15.79%	-1.55%	-4.12%
MSCI EAFE Index***	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Growth Funds Average****	15.36%	2.23%	0.30%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

***                   The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

9

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II
Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Jennison Portfolio	N/A	0.60%	0.25%	0.18%	1.03%
Value Portfolio	N/A	0.40	0.25	0.18	0.83
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60	0.25	0.35	1.20
SP William Blair International Growth Portfolio	N/A	0.85	0.25	0.28	1.38

(1)                       Includes 0.15% administration fee.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison Portfolio	$105	$328	$569	$1,259
Value Portfolio	85	265	460	1,025
SP Prudential U.S. Emerging Growth Portfolio	122	381	660	1,455
SP William Blair International Growth Portfolio	140	437	755	1,657

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

11

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized

12

U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2005, this number was approximately $14.6 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Foreign currency forward contracts.

•       Derivative strategies.

•       Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•       Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•       Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•       Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities,

13

including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2005 and 2004, the Portfolio’s turnover rates were 142% and 212% respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

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In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

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Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

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Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular

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security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.”  Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison	0.60
Value	0.40
SP Prudential U.S. Emerging Growth	0.60
SP William Blair International Growth	0.85

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•        Jennison Portfolio

•        SP Prudential U.S. Emerging Growth Portfolio

•        Value Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P.Mullman, CFA, is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

22

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not

23

provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

24

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset

25

Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

26

Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2005(c)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.97	$16.46	$12.70	$18.45	$22.88
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.02	(0.01)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.57	1.50	3.77	(5.73)	(4.25)
Total from investment operations	2.52	1.52	3.76	(5.75)	(4.24)
Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	— (b)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	(0.01)	—	—	(0.19)
Net Asset Value, end of year	$20.49	$17.97	$16.46	$12.70	$18.45
Total Investment Return(a)	14.02%	9.22%	29.61%	(31.17)%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18.2	$84.9	$74.3	$48.1	$59.6
Ratios to average net assets:
Expenses	1.03%	1.04%	1.04%	1.01%	1.04%
Net investment income (loss)	(0.27)%	0.11%	(0.13)%	(0.19)%	(0.19)%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

(c)     Calculated based upon average shares during the year.

F-1

Financial Highlights

	Value Portfolio
	Class II
	Year Ended				May 14, 2001(d)
	December 31,				through
					December 31,
	2005	2004	2003(e)	2002(e)	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$19.94	$17.37	$13.75	$17.91	$19.79
Income (Loss) From Investment Operations:
Net investment income	.21	.20	.16	.16	.12
Net realized and unrealized gains (losses) on investments	3.01	2.55	3.62	(4.15)	(1.01)
Total from investment operations	3.22	2.75	3.78	(3.99)	(.89)
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.18)	(.16)	(.17)	(.14)
Distributions from net realized gains	—	—	—	—	(.85)
Tax return of capital distributions	—	—	— (f)	—	—
Total dividends and distributions	(.18)	(.18)	(.16)	(.17)	(.99)
Net Asset Value, end of period	$22.98	$19.94	$17.37	$13.75	$17.91
Total Investment Return(a)	16.21%	15.83%	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.1	$3.0	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	.83%	.84%	.84%	.83%	.84	%(b)
Net investment income	.95%	1.08%	1.10%	1.04%	.94	%(b)
Portfolio turnover rate	56%	52%	72%	94%	175	%(c)

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Annualized.

(c)  Not annualized.

(d)     Commencement of offering of Class II shares.

(e)     Calculated based upon weighted average shares outstanding during the year.

(f)  Less than $0.005 per share.

F-2

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended					July 9, 2001(a)
	December 31,					through
						December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$6.58	$4.65	$6.88		$7.56
Income (Loss) From Investment Operations:
Net investment loss	(.05)	(.07)	(.05)	(.05)		(.01)
Net realized and unrealized gains (losses) on investments	1.15	1.45	1.98	(2.18)		(.67)
Total from investment operations	1.10	1.38	1.93	(2.23)		(.68)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized gains	(1.34)	— (f)	—	—		—
Total dividends and distributions	(1.34)	— (f)	—	—		—
Net Asset Value, end of period	$7.72	$7.96	$6.58	$4.65		$6.88
Total Investment Return(b)	17.47%	21.01%	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3	$0.4	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.20%	1.18%	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(.70)%	(.94)%	(.97)%	(.89	)%(c)	(.87	)%(c)(d)
Portfolio turnover rate	142%	212%	213%	299%		258	%(e)

(a)     Commencement of offering of Class II shares.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(c)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.38% and (.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)     Annualized.

(e)  Not annualized.

(f)       Less than $0.005 per share.

F-3

Financial Highlights

	SP William Blair International Growth Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002		2001(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.77	$5.83	$4.19	$5.43		$8.48
Income From Investment Operations:
Net investment income (loss)	0.03	0.01	0.01	—	(c)	—	(c)
Net realized and unrealized gains (losses) on investments	0.98	0.93	1.63	(1.24)		(3.04)
Total from investment operations	1.01	0.94	1.64	(1.24)		(3.04)
Less Distributions:
Dividends from net investment income	(0.02)	—	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.01)
Total distributions	(0.33)	—	—	—		(0.01)
Net Asset Value, end of year	$7.45	$6.77	$5.83	$4.19		$5.43
Total Investment Return(a)	15.79%	16.12%	39.14%	(22.84)%		(35.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23.1	$139.0	$113.6	$23.6		$14.9
Expenses	1.38%	1.41%	1.54%	1.64	%(b)	1.64	%(b)
Net investment income (loss)	0.56%	0.21%	0.04%	(0.11	)%(b)(e)	(0.03	)%(b)(e)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

(e)     Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F-4

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

1492-6A

PROSPECTUS                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    May 1, 2006

THE PRUDENTIAL SERIES FUND

Jennison 20/20 Focus Portfolio

Natural Resources Portfolio

Value Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
2	PRINCIPAL RISKS
6	EVALUATING PERFORMANCE
9	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
10	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Jennison 20/20 Focus Portfolio
Natural Resources Portfolio
Value Portfolio
13	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
17	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
19	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor

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22	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
23	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

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This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the

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Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       industry/sector risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes,

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political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

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Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit

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additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	21.26%	6.61%	5.32%
S&P 500 Index**	4.91%	0.54%	0.04%
Russell 1000 Index***	6.27%	1.07%	0.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-0.68%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	1.69%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

***       The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio’s Class II shares.

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Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.60% (4th quarter of 1997)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*(as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	N/A	N/A	N/A	50.56%
S&P 500 Index***	4.91%	0.54%	9.07%	9.28%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.38%	16.90%	13.04%	42.26%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Returns of Portfolios in existence for less than one year are not annualized. Portfolio (Class I) inception: 5/1/88. Portfolio (Class II) inception: 4/28/05.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month end return to the inception date of the Portfolio’s Class II shares.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month end return to the inception date of the Portfolio’s Class II shares.

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Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	16.21%	N/A	N/A	5.40%
S&P 500 Index***	4.91%	0.54%	9.07%	1.70%
Russell 1000 Value Index****	7.05%	5.28%	10.94%	5.95%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average*****	4.82%	2.95%	8.60%	2.95%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average*****	6.30%	4.87%	9.54%	5.02%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         Portfolio (Class I) inception: 2/19/88. Portfolio (Class II) inception: 5/14/01.

***       The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class II shares.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Jennison 20/20 Focus Portfolio	N/A	0.75	0.25	0.27	1.27
Natural Resources	N/A	0.45	0.25	0.19	0.89
Value Portfolio	N/A	0.40	0.25	0.18	0.83

(1)                       Includes 0.15% administration fee.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison 20/20 Focus Portfolio	129	403	697	1,534
Natural Resources Portfolio	91	284	493	1,096
Value Portfolio	85	265	460	1,025

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of up to 20 value stocks and up to 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                    Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•                    Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•                    Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•                    Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•                    Purchase or sell securities on a when-issued or delayed delivery basis.

•                    Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

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•                    Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions. Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                    Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•                    Purchase and sell options on equity securities, stock indexes and foreign currencies.

•                    Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•                    Forward foreign currency exchange contracts.

•                    Purchase securities on a when-issued or delayed delivery basis.

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•                    Short sales against-the-box.

•                    Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•                    Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•                    Swap agreements, including interest rate and equity swaps.

•                    Purchase and sell options on equity securities.

•                    Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•                    Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•                   Forward foreign currency exchange contracts.

•                    Purchase securities on a when-issued or delayed delivery basis.

•                    Short sales and short sales against-the-box.

•                    Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•                    Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

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Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

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Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

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Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

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Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

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HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison 20/20 Focus	0.75
Natural Resources	0.45
Value	0.40

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio
•       Jennison Portfolio
•       Value Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of

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the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Natural Resources Portfolio

David A. Kiefer, CFA, and Michael A. Del Balso are the portfolio managers of the Portfolio. Mr. Kiefer generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to

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1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios.  Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

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Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios.  Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s

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shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board

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of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

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The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.23	$10.60	$8.23	$10.63	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.01	0.01	— (a)	— (a)	0.02
Net realized and unrealized gains (losses) on investments	2.59	1.62	2.37	(2.40)	(.15)
Total from investment operations	2.60	1.63	2.37	(2.40)	(.13)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	—	—	—	(0.23)
Net Asset Value, end of year	$14.83	$12.23	$10.60	$8.23	$10.63
Total Investment Return(b)	21.26%	15.38%	28.80%	(22.58)%	(1.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.3	$101.0	$39.6	$7.5	$2.0
Ratios to average net assets:
Expenses	1.27%	1.28%	1.35%	1.37%	1.33%
Net investment income (losses)	0.03%	(0.02)%	(0.22)%	(0.21)%	0.06%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)     Less than $0.005 per share.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Natural Resources Portfolio
	Class II
	April 28, 2005(d) through December 31, 2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$30.10
Income From Investment Operations:
Net investment income	0.05
Net realized and unrealized gains on investments	15.17
Total from investment operations	15.22
Net Asset Value, end of period	$45.32
Total Investment Return(a)	50.56%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.1
Ratios to average net assets:
Expenses	0.89	%(b)
Net investment income	0.33	%(b)
Portfolio turnover rate	59	%(c)

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Annualized.

(c)     Not annualized.

(d)     Commencement of offering of Class II shares.

F-1

Financial Highlights

	Value Portfolio
	Class II
	Year Ended				May 14, 2001(d)
	December 31,				through
					December 31,
	2005	2004	2003(e)	2002(e)	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$19.94	$17.37	$13.75	$17.91	$19.79
Income (Loss) From Investment Operations:
Net investment income	.21	.20	.16	.16	.12
Net realized and unrealized gains (losses) on investments	3.01	2.55	3.62	(4.15)	(1.01)
Total from investment operations	3.22	2.75	3.78	(3.99)	(.89)
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.18)	(.16)	(.17)	(.14)
Distributions from net realized gains	—	—	—	—	(.85)
Tax return of capital distributions	—	—	— (f)	—	—
Total dividends and distributions	(.18)	(.18)	(.16)	(.17)	(.99)
Net Asset Value, end of period	$22.98	$19.94	$17.37	$13.75	$17.91
Total Investment Return(a)	16.21%	15.83%	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.1	$3.0	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	.83%	.84%	.84%	.83%	.84	%(b)
Net investment income	.95%	1.08%	1.10%	1.04%	.94	%(b)
Portfolio turnover rate	56%	52%	72%	94%	175	%(c)

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Annualized.

(c)  Not annualized.

(d)     Commencement of offering of Class II shares.

(e)     Calculated based upon weighted average shares outstanding during the year.

(f)  Less than $0.005 per share.

F-2

Mailing Address

The Prudential Series Fund

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

SP William Blair International Growth Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
1	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
6	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
6	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
SP William Blair International Growth Portfolio
8	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
12	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
13	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
16	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization

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Federal Income Taxes Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
17	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

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This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may

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not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

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Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

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Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class 1 Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	16.39%	-1.16%
MSCI EAFE Index***	13.54%	4.55%
Lipper Variable Insurance Products (VIP) International Growth Funds Average****	15.36%	2.23%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
SP William Blair International Growth Portfolio	N/A	0.85%	None	0.13%	0.98%

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
SP William Blair International Growth Portfolio	$100	$312	$542	$1,201

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services

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performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

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•       Borrow up to 33% of the value of the Portfolio’s total assets.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding

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whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal

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payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.”  Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital

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gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

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HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Total advisory fees as %
Portfolio	of average net assets
SP William Blair International Growth	0.85

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios.  Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

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The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios.  To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios.  Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio.  For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio.  Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not

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provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

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Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset

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Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

17

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.89	$4.22	$5.45		$8.50
Income From Investment Operations:
Net investment income (loss)	0.04	0.02	0.01	0.01		0.02
Net realized and unrealized gains (losses) on investments	1.01	0.95	1.66	(1.24)		(3.05)
Total from investment operations	1.05	0.97	1.67	(1.23)		(3.03)
Less Distributions:
Dividends from net investment income	(0.04)	(0.01)	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.02)
Total distributions	(0.35)	(0.01)	—	—		(0.02)
Net Asset Value, end of year	$7.55	$6.85	$5.89	$4.22		$5.45
Total Investment Return(a)	16.39%	16.54%	39.57%	(22.57)%		(35.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$453.6	$249.1	$105.6	$34.9		$19.9
Expenses	0.98%	1.02%	1.15%	1.24	%(b)	1.24	%(b)
Net investment income (loss)	0.64%	0.50%	0.56%	0.26	%(b)(d)	0.31	%(b)(d)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001.

(c)     Calculated based upon weighted average shares outstanding during the year.

(d)     Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F-1

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	SP Davis Value Portfolio
Diversified Bond Portfolio	SP Large Cap Value Portfolio
Diversified Conservative Growth Portfolio	SP LSV International Value Portfolio
Equity Portfolio	SP Mid Cap Growth Portfolio
Flexible Managed Portfolio	SP PIMCO Total Return Portfolio
Global Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Government Income Portfolio	SP Small Cap Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Value Portfolio
Jennison Portfolio	SP Strategic Partners Focused Growth Portfolio
Jennison 20/20 Focus Portfolio	SP T. Rowe Price Large Cap Growth Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
12	PRINCIPAL RISKS
15	EVALUATING PERFORMANCE
40	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
42	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Diversified Conservative Growth Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
SP Davis Value Portfolio
SP Large Cap Value Portfolio
SP LSV International Value Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio
SP Small Cap Value Portfolio (1)
SP Strategic Partners Focused Growth Portfolio
SP T. Rowe Price Large Cap Growth Portfolio (2)
70	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities

(1)                       Formerly, SP Goldman Sachs Small Cap Value Portfolio

(2)                       Formerly, SP AllianceBernstein Large Cap Growth Portfolio

i

Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
74	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
91	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
94	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
95	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      credit risk

•      derivatives risk

•      foreign investment risk

•      high yield risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade

1

securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      credit risk

•      derivatives risk

•      foreign investment risk

•      high yield risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      prepayment risk

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio’s total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      credit risk

•      derivatives risk

•      foreign investment risk

•      high yield risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      management risk

•      market risk

2

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      credit risk

•      derivatives risk

•      foreign investment risk

•      high yield risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      management risk

•      market risk

•      currency risk

3

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      credit risk

•      derivatives risk

•      foreign investment risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      mortgage risk

•      prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      credit risk

•      derivatives risk

•      foreign investment risk

•      high yield risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

4

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      management risk

•      market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      management risk

•      market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•      credit risk

•      interest rate risk

•      management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

5

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      credit risk

•      derivatives risk

•      foreign investment risk

•      industry/sector risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2006 the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      liquidity risk

•      market risk

•      smaller company risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The

6

Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•  company risk

•  derivatives risk

•  market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      credit risk

•      foreign investment risk

•      interest rate risk

•      leveraging risk

•      management risk

•      market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      foreign company risk

•      management risk

•      market risk

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SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      management risk

•      market risk

•      portfolio turnover risk

SP LSV International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is subadvised by LSV Asset Management (LSV).

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Advisors LLC (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap ™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap ™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses both bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as a top-down approach of

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diversification by industry and company while paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      portfolio turnover risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      credit risk

•      derivatives risk

•      foreign investment risk

•      high yield risk

•      interest rate risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC (“Jennison”) believes have the potential for above-average growth. The Portfolio also may use derivatives to hedge or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

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•      market risk

•      portfolio turnover risk

SP Small Cap Growth Portfolio

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Asset Management and Eagle Asset Management.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      smaller company risk

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      portfolio turnover risk

•      smaller company risk

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SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Jennison and AllianceBernstein L.P.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      management risk

•      market risk

•      portfolio turnover risk

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Up to 15% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      growth stock risk

•      leveraging risk

•      management risk

•      market risk

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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can

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have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is

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selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***      The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Conservative Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5-Year	Since Inception (5/3/99)
Class I Shares	7.04%	6.10%	6.06%
S&P 500 Index**	4.91%	0.54%	0.54%
Diversified Conservative Growth Custom Blended Index***	3.56%	5.42%	4.83%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.40%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor’s Barra Value Index (15%), the Standard & Poor’s Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers Aggregate Bond Index (40%), and the Lehman Brothers High Yield Bond Index (20%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

17

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	11.47%	2.16%	7.64%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Index***	6.27%	1.07%	9.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	7.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

18

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

19

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

20

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

6.29% (3rd quarter of 2002)	-2.61% (1st quarter of 1996)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.51%	5.57%	5.81%
Lehman Brothers Government Bond Index**	2.65%	5.39%	5.94%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.32%	5.44%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

21

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimburse ments, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***      The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

22

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	14.55%	-1.58%	8.43%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Growth Index***	5.26%	-3.58%	6.73%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	7.33%	-3.18%	7.24%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

23

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class I Inception (5/3/99)
Class I Shares	21.59%	7.01%	7.09%
S&P 500 Index**	4.91%	0.54%	0.54%
Russell 1000 Index***	6.27%	1.07%	1.22%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	0.33%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	3.03%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***      The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I shares.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio’s Class I shares.

24

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter

Worst Quarter

1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield* (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source: iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

25

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.60% (4th quarter of 1997)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	55.91%	23.74%	18.78%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	37.38%	16.90%	13.04%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

26

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	7.26%	10.20%	11.88%
S&P SmallCap 600 Index**	7.68%	10.76%	12.16%
Lipper Variable Insurance Products (VIP) SmallCap Core Funds Average***	5.35%	8.21%	10.77%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

27

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*           These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***      The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

28

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.66%	5.84%	10.86%
S&P 500 Index**	4.91%	0.54%	9.07%
Russell 1000 Value Index***	7.05%	5.28%	10.94%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	8.60%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	9.54%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I shares.

29

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.52%	3.78%	3.91%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	5.42%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	3.95%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

30

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	6.64%	3.99%	4.71%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average****	4.82%	2.95%	3.95%
Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average****	6.30%	4.87%	5.42%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

31

SP LSV International Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	13.77%	1.61%	0.51%
MSCI EAFE Index**	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Value Funds Average***	13.16%	5.97%	5.92%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

32

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.26%	-5.64%	-5.76%
Russell Midcap Index**	12.65%	8.45%	7.29%
Russell Midcap Growth Index***	12.10%	1.38%	-3.67%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%	-3.95%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average****	10.80%	-2.37%	-6.18%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the

33

management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	- 2.04% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.39%	6.28%	6.96%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.42%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	6.07%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

34

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	17.77%	2.56%
S&P MidCap 400 Index**	12.56%	8.60%
Russell Midcap Growth Index***	12.10%	1.38%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index)—an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

35

SP Small Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.48%	-4.61%	-7.52%
Russell 2000 Index**	4.55%	8.22%	6.36%
Russell 2000 Growth Index***	4.15%	2.28%	-2.13%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average****	7.50%	1.06%	-2.05%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

36

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.61%	8.21%	9.98%
Russell 2500 Index**	8.11%	9.14%	7.91%
Russell 2000 Value Index***	4.71%	13.55%	14.55%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average****	7.56%	13.83%	14.03%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average****	5.35%	8.21%	7.40%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***       The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

37

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years
Class I Shares	15.29%	0.28%
S&P 500 Index**	4.91%	0.54%
Russell 1000 Growth Index***	5.26%	-3.58%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

38

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future. T. Rowe Price began managing the Portfolio on December 5, 2005. Performance prior to this time is attributable to other portfolio managers.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.64%	-2.06%	-4.81%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Growth Index***	5.26%	-3.58%	-7.73%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%	-6.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

39

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40	None	0.05	0.45
Diversified Conservative Growth Portfolio	N/A	0.75	None	0.20	0.95
Equity Portfolio	N/A	0.45	None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60	None	0.03	0.63
Global Portfolio	N/A	0.75	None	0.07	0.82
Government Income Portfolio	N/A	0.40	None	0.07	0.47
High Yield Bond Portfolio	N/A	0.55	None	0.03	0.58
Jennison Portfolio	N/A	0.60	None	0.03	0.63
Jennison 20/20 Focus Portfolio	N/A	0.75	None	0.12	0.87
Money Market Portfolio	N/A	0.40	None	0.05	0.45
Natural Resources Portfolio	N/A	0.45	None	0.04	0.49
Small Capitalization Stock Portfolio	N/A	0.40	None	0.06	0.46
Stock Index Portfolio	N/A	0.35	None	0.03	0.38	(1)
Value Portfolio	N/A	0.40	None	0.03	0.43
SP Davis Value Portfolio	N/A	0.75	None	0.07	0.82
SP Large Cap Value Portfolio	N/A	0.80	None	0.03	0.83
SP LSV International Value Portfolio	N/A	0.90	None	0.16	1.06	(2)(3)
SP Mid Cap Growth Portfolio	N/A	0.80	None	0.22	1.02	(2)
SP PIMCO Total Return Portfolio	N/A	0.60	None	0.02	0.62
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60	None	0.20	0.80
SP Small Cap Growth Portfolio	N/A	0.95	None	0.10	1.05
SP Small Cap Value Portfolio	N/A	0.90	None	0.07	0.97
SP Strategic Partners Focused Growth Portfolio	N/A	0.90	None	0.24	1.14	(2)(3)
SP T. Rowe Price Large Cap Growth Portfolio	N/A	0.90	None	0.26	1.16	(2)

(1)        The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below).  The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase.  Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:

             0.35% up to and including $4 billion; and

             0.30% over $4 billion.

(2)                       The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements (the “Arrangements”). The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were as follows: 1.00% for SP Mid Cap Growth Portfolio, 1.06% for SP T. Rowe Price Large Cap Growth Portfolio and 1.07% for the SP Strategic Partners

40

Focused Growth Portfolio. The SP LSV International Value Portfolio had an Arrangement in place that did not affect the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005.

(3)                       Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been as follows: 1.06% for SP T. Rowe Price Large Cap Growth Portfolio, 1.10% for SP LSV International Value Portfolio and 1.25% for the SP Strategic Partners Focused Growth Portfolio. The Arrangements for SP Mid Cap Growth Portfolio were neither modified nor eliminated as of January 1, 2006.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	46	144	252	567
Diversified Conservative Growth Portfolio	97	303	525	1,166
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
Government Income Portfolio	48	151	263	591
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Jennison 20/20 Focus Portfolio	89	278	482	1,073
Money Market Portfolio	46	144	252	567
Natural Resources Portfolio	50	157	274	616
Small Capitalization Stock Portfolio	47	148	258	579
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542
SP Davis Value Portfolio	84	262	455	1,014
SP Large Cap Value Portfolio	85	265	460	1,025
SP LSV International Value Portfolio	108	337	585	1,294
SP Mid Cap Growth Portfolio	104	325	563	1,248
SP PIMCO Total Return Portfolio	63	199	346	774
SP Prudential U.S. Emerging Growth Portfolio	82	255	444	990
SP Small Cap Growth Portfolio	107	334	579	1,283
SP Small Cap Value Portfolio	99	309	536	1,190
SP Strategic Partners Focused Growth Portfolio	116	362	628	1,386
SP T. Rowe Price Large Cap Growth Portfolio	118	368	638	1,409

41

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

42

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Equity Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may

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continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio’s total assets in debt securities of varying maturities with a dollar-weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio’s benchmark index. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.) The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio’s assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, corporate debt obligations of non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and asset-backed securities, inflation-indexed bonds of governments and corporations, structured notes, including hybrid or “indexed” securities, delayed funding loans, and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio’s total assets in lower rated securities that are riskier and considered speculative. Up to 25% of the Portfolio’s total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio’s total assets may be invested in debt obligations of issuers in emerging markets.

Up to 15% of the Portfolio’s total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Generally, the Portfolio’s assets will be allocated as shown in the table below. However, we may rebalance the Portfolio’s assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio’s investment objective and policies.

Percent of Portfolio Assets	Asset Class	Subadviser	Investment Style
40%	Fixed income	Pacific Investment Management Company LLC	Mostly high-quality debt instruments
20%	Fixed income	Prudential Investment Management, Inc. (PIM)	High-yield debt, including junk bonds and emerging market debt
15%	Equities	Jennison	Growth-oriented, focusing on large cap stocks
15%	Equities	Jennison	Value-oriented, focusing on large cap stocks
5%	Equities	EARNEST Partners LLC	Value-oriented, focusing on small cap and mid cap stocks
5%	Equities	RS Investment Management LP	Growth-oriented, focusing on small cap and mid cap stocks.

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We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Forward foreign currency exchange contracts.

•       Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

•       Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

•       Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

•       Invest in delayed delivery and when-issued securities.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Preferred stock.

•       Convertible debt.

•       Debt from emerging markets.

•       Event-linked bonds.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Long and short credit default swaps.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

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In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

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The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

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In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes.

•       Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

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•       Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•       Forward foreign currency exchange contracts and foreign currency futures contracts.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success, and it is possible that you could lose money.

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The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of up to 20 value stocks and up to 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•       Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•       Purchase or sell securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

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The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

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Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions. Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•      Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

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The Portfolio is managed by Jennison.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of January 31, 2006, the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on equity securities and stock indexes.

•       Purchase and sell stock index futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to

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their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•  Purchase and sell options on stock indexes.

•  Purchase and sell stock futures contracts and options on those futures contracts.

•  Purchase and sell exchange-traded fund shares.

•  Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

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Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•        Proven track record

•        Significant personal ownership in business

•        Intelligent allocation of capital

•        Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•        Strong balance sheet

•        Low cost structure/low debt

•        High after-tax returns on capital

•        High quality of earnings

Strategic Positioning for the Long Term

•        Non-obsolete products/services

•        Dominant or growing market share in a growing market

•        Global presence and brand names

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Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Preferred stock and bonds that have attached warrants.

•       Convertible debt and convertible preferred stock.

•       Asset-backed securities.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Swaps.

•       Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), and Dreman Value Management LLC (Dreman). J.P. Morgan, Hotchkis and Wiley, and Dreman are each responsible for managing approximately 50%, 20% and 30%, respectively, of the Portfolio’s assets.

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SP LSV International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in equity securities of companies represented in the MSCI EAFE Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Convertible securities.

•       Warrants.

•       Foreign securities.

•       Options (on stock, debt, stock indices, foreign currencies, and futures).

•       Futures contracts.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       Loan participations.

•       Reverse repurchase agreements.

•       Dollar rolls.

•       When-issued and delayed delivery securities

•       Short sales.

•       Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by LSV Asset Management. Prior to November 22, 2004, the Portfolio was managed by Deutsche Asset Management Investment Services Limited.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

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Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell MidcapTM Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell MidcapTM Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2005, the top of the Russell MidcapTM Growth Index range was approximately $18.438 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also utilize various strategies and invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities and strategies:

•       Corporate debt.

•       Lower-rated bonds.

•       U.S. Government securities.

•       Variable and floating rate obligations.

•       Zero coupon bonds.

•       Deferred interest bonds.

•       PIK bonds.

•       Depository receipts.

•       Emerging markets equity securities.

•       Forward contracts.

•       Futures contracts.

•       Securities issued by investment companies.

•       Options (on currencies, futures, securities, and stock indices).

•       Repurchase agreements.

•       Restricted securities.

•       Short sales and short sales against-the-box.

•       Short-term debt.

•       Warrants.

•       When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Advisors LLC.

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high-yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

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The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Forward foreign currency exchange contracts.

•       Event-linked bonds.

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•       Convertible debt and convertible preferred stock.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis, and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•       Repurchase Agreements and Reverse Repurchase Agreements.

•       Dollar rolls.

•       Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•       Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2005, this number was approximately $14.6 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

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The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Foreign currency forward contracts.

•       Derivative strategies.

•       Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•       Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•       Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•       Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2005 and 2004, the Portfolio’s turnover rates were 142% and 212% respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison.

SP Small Cap Growth Portfolio

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

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Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers’ estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•       Repurchase agreements.

•       Debt securities.

•       Convertible securities

•       High yield or “junk” bonds.

•       Warrants.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       When-issued and delayed delivery securities.

•       Short sales against-the-box.

•       U.S. Government securities.

•       Brady Bonds.

•       Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle). Neuberger Berman and Eagle are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to May 1, 2005, the Portfolio was managed on an interim basis by BlackRock Advisors, Inc. from January 31, 2005 to April 30, 2005. Prior to January 31, 2005, the Portfolio was managed by State Street Research and Management Company.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

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GSAM seeks to identify:

•       Well-positioned businesses that have:

i.                    Attractive returns on capital;

ii.                Sustainable earnings and cash flow;

iii.            Strong company management focused on long-term returns to shareholders;

•       Attractive valuation opportunities where:

i.                    The intrinsic value of the business is not reflected in the stock price.

Price and Prospects.   All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity.   Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM’s proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.”   GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio’s investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the manager looks for “value” attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio’s industry or sector focus, or SaBAM’s individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivative strategies to reduce certain risks of its investments and to enhance income.

•       Purchase and sell options on equity securities or stock indices.

•       Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•       Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•       Forward foreign currency exchange contracts.

•       Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•       Swaps.

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•       Repurchase agreements.

•       REITs.

•       Private Investments in Public Equity “PIPES.”

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. (“GSAM”) and Salomon Brothers Asset Management Inc. (“SaBAM”). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. From January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio’s assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large capitalization — although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein’s portion of the portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund’s portfolio.

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Jennison’s portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•       Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•       Purchase put and call options and write (sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•       Short sales.

•       Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•       Nonconvertible preferred stocks.

•       Convertible debt and convertible preferred stock.

•       American Depositary Receipts (ADRs).

•       Warrants and rights that can be exercised to obtain stock.

•       Investments in various types of business ventures, including partnerships and joint ventures.

•       Equity and debt securities issued by Real Estate Investment Trusts (REITs).

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The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison and AllianceBernstein L.P.

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities (up to 15% of the Portfolio’s total assets), including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell exchange-traded index options and stock index future contracts.

•       Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•       Short sales against-the-box of up to 15% of net Portfolio assets.

•       Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

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In pursuing its investment objective T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates, Inc. AllianceBernstein served as a subadviser to the Portfolio from inception to December 5, 2005.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and

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date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

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In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

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Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

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HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Diversified Conservative Growth	0.75
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
SP Davis Value	0.75
SP Large Cap Value	0.80
SP LSV International Value	0.90
SP Mid Cap Growth	0.80
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP Small Cap Growth	0.95
SP Small Cap Value	0.90
SP Strategic Partners Focused Growth	0.90
SP T. Rowe Price Large Cap Growth	0.90

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•       Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

AllianceBernstein L.P. (AllianceBernstein) serves as the subadviser for a portion of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein’s success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients — large institutions, private clients and individual mutual fund investors. AllianceBernstein’s assets under management totaled $579 billion, as of December 31, 2005. The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings LLC. As of December 31, 2005, Calamos managed approximately $44 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 2020 Calamous Court, Naperville, Illinois 60563-2787.

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Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2005, Davis managed approximately $72 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (Dreman) serves as subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. As of December 31, 2005, Dreman had approximately $14.5 billion under management Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

Eagle Asset Management (Eagle) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 44 investment professionals, and has approximately $11.5 billion in assets under management as of December 31, 2005. The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

EARNEST Partners LLC (EARNEST) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1998 and as of December 31, 2005, managed approximately $22.7 billion in assets. The address of EARNEST is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $496.1 billion in assets as of December 31, 2005. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are primarily employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is Stephens Group, Inc., a diversified holding company. As of December 31, 2005, Hotchkis and Wiley had over $29.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan and its affiliated companies had approximately $846 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Neuberger Berman Management, Inc. (Neuberger Berman) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). LBHI, which trades on the New York Stock Exchange under the ticker symbol “LEH” through its subsidiaries (LBHI and its subsidiaries collectively “Lehman Brothers”), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management as of December 31, 2005. The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

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Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•       Diversified Conservative Growth Portfolio (portion)

•       SP PIMCO Total Return Portfolio

•       SP PIMCO High Yield Portfolio.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. As of December 31, 2005, PIMCO managed over $594.1 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management, L.P. (RS Investment Management) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investment Management is an independent, privately held money management firm that specializes in domestic small and mid cap stocks. As of December 31, 2005, the firm managed approximately $10 billion, which includes a family of no-load mutual funds and institutional separate accounts. The address of RS Investment Management is 388 Market St., Suite 1700, San Francisco, California 94111.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

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Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

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David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Diversified Conservative Growth Portfolio

Core Fixed-Income Segment

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the core fixed-income segment of the Portfolio since July 2000.

High Yield Bond Segment

The portfolio managers on Prudential Investment Management-Fixed Income’s High Yield Team, led by Paul Appleby, manage the high yield bond portion of the Portfolio. See “High Yield Bond Portfolio” below for more information. Mr. Appleby has managed the Portfolio since 1999.

Large Cap Growth Equity Segment

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the large cap growth equity portion of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the large cap growth equity portion of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the large cap growth equity portion of the Portfolio since April 1999.

The portfolio managers for the large cap growth equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Large Cap Value Equity Segment

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the large cap value equity portion of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the large cap value equity portion of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the large cap value equity portion of the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the large cap value equity portion of the Portfolio since January 2004.

The portfolio managers for the large cap value equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small / Mid-Cap Growth Equity Segment

Bill Wolfenden, a principal of RS Investment Management, L.P. and portfolio manager of the firm’s Small Cap Growth accounts, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by RS Investment Management, L.P. Prior to joining RS Investment Management, L.P., he was at Dresdner RCM Global Investors since 1994 where he served on the Micro-Cap and Small Cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University. He has managed the Portfolio since November 2002.

Small / Mid-Cap Value Equity Segment

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an

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international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

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Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp and Richard Piccirillo of PIM-Fixed Income co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist at PIM-Fixed Income. He has managed the Portfolio since 2003. Mr. Tipp is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, US Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

Richard Piccirillo, Vice President and portfolio manager for PIM-Fixed Income’s US Liquidity Team, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 15 years of investment experience.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

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David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

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The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

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Natural Resources Portfolio

David A. Kiefer, CFA, and Michael A. Del Balso are the portfolio managers of the Portfolio. Mr. Kiefer generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios. Wai C. Chiang is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results. Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.  John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio.  John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University.  He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the

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Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994. Mr. Dimig, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 2002. Mr. Zingone has managed the Portfolio since January 2004. Mr. Chen has managed the Portfolio since May 2005. Mr. Dimig has managed the Portfolio since January 2006.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and subadviser to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Portfolio managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio’s assets. Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004. This list does not include all members of the investment team.

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Sheldon Lieberman — Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

George Davis — Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Joe Huber — Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna — Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Portfolio. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Stan Majcher — Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

David N. Dreman and Nelson Woodard are the portfolio managers for the portion of the Portfolio managed by Dreman.

David N. Dreman.   Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•       Began investment career in 1957.

•       Founder, Dreman Value Management, L.L.C.

•       Mr. Dreman will serve as the lead portfolio manager.

•       Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm’s Chief Investment Officer. Dreman Value Management, L.L.C., with $11 billion under management, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund’s inception in March 18, 1988. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard.   Co-Lead Portfolio Manager. Began investment career in 1985.

•       PhD, University of Virginia.

•       Mr. Woodard will serve as the co-lead portfolio manager.

•       Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had

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been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

SP LSV International Value Portfolio

The Portfolio is co-managed by Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok, Vishny and Vermeulen have managed the Portfolio since LSV became the Portfolio’s subadviser in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

SP Mid Cap Growth Portfolio

John P. Calamos, President, CEO and Co-Chief Investment Officer of Calamos, Nick P. Calamos, Senior Executive Vice President and Co-Chief Investment Officer of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO Total Return Portfolio

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since July 2000.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P.Mullman, CFA, is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers.

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The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman. Mr. Fasciano has been a managing director of Neuberger Berman since 2001. From 1986 through 2001, Mr. Fasciano was President of Fasciano Company, Inc. From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation. Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management. Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst, and has been a Senior Vice President of Eagle since April 1995. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc. where he was Chairman of the Raymond James Focus Committee.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, David Berdon, Scott Carroll, Kelly Flynn, and Edward Perkin.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager

Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager

Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin & Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

David Berdon: Vice President; Portfolio Manager

David is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs Asset Management in 2001, David was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc., and a Principal Consultant at Diamond Technology Partners. Prior to that, he was an Analyst at Chase Manhattan Bank and Morgan Stanley. David has eight years of industry experience. He received a BA in Government and Law from Lafayette College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Dolores Bamford, CFA: Managing Director; Portfolio Manager

Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry

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experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager

Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

Kelly Flynn: Vice President; Portfolio Manager

Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Edward Perkin: Vice President; Portfolio Manager

Edward is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Edward joined Goldman Sachs Asset Management in 2002. Previously, Edward worked in research at Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a Senior Research Analyst at Fiserv. Edward has 10 years of industry experience. He received a BA from the University of California, Santa Barbara and an MBA from Columbia Business School.

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr. Hable has more than 22 years of investment industry experience and is a managing director of SaBAM. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania’s Wharton School of Finance. He has been with SaBAM since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas generally has final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

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The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP T. Rowe Price Large Cap Growth Portfolio (formerly SP AllianceBernstein Large Cap Growth Portfolio)

Robert W. Sharps is responsible for the day-to-day management of the Portfolio since December 2005. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst designation and Certified Public Accountant accreditation.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets

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to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The

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NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It

93

means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs

94

and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-1

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$10.63	$9.17	$9.89	$10.16
Income From Investment Operations:
Net investment income	0.34	0.26	0.32	0.38	0.42
Net realized and unrealized gains (losses) on investments	0.39	0.72	1.58	(1.08)	(0.28)
Total from investment operations	0.73	0.98	1.90	(0.70)	0.14
Less Dividends:
Dividends from net investment income	(0.34)	(0.33)	(0.44)	(0.02)	(0.41)
Total dividends	(0.34)	(0.33)	(0.44)	(0.02)	(0.41)
Net Asset Value, end of year	$11.67	$11.28	$10.63	$9.17	$9.89
Total Investment Return(a)	7.04%	9.56%	21.57%	(7.10)%	1.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$151.4	$167.0	$169.6	$157.1	$204.1
Ratios to average net assets:
Expenses	0.95%	0.97%	0.98%	0.92%	0.94%
Net investment income	2.75%	2.29%	2.93%	3.63%	4.17%
Portfolio turnover	304%	186%	224%	271%	315%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02
Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31
Total from investment operations	.29	.36	.31	1.38	.96
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—
Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)
Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26
Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.37	$10.68	$8.28	$10.65	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.06	0.04	0.02	0.02	0.05
Net realized and unrealized gain (losses) on investments	2.60	1.66	2.40	(2.39)	(0.15)
Total from investment operations	2.66	1.70	2.42	(2.37)	(0.10)
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.02)	— (a)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.03)	(0.01)	(0.02)	—	(0.24)
Net Asset Value, end of year	$15.00	$12.37	$10.68	$8.28	$10.65
Total Investment Return(b)	21.59%	15.94%	29.30%	(22.24)%	(1.01)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.8	$68.4	$64.6	$57.2	$87.8
Ratios to average net assets:
Expenses	0.87%	0.88%	0.95%	0.97%	0.93%
Net investment income	0.43%	0.29%	0.18%	0.19%	0.46%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)     Less than $0.005 per share.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.88	$27.49	$22.35	$19.11	$23.59
Income (Loss) From Investment Operations:
Net investment income	0.33	0.19	0.25	0.09	0.43
Net realized and unrealized gains (losses) on investments	16.27	6.28	7.38	3.52	(2.89)
Total from investment operations	16.60	6.47	7.63	3.61	(2.46)
Less Dividends and Distributions:
Dividends from net investment income	— (b)	(1.00)	(0.98)	(0.12)	(0.55)
Distributions from net realized gains	(3.02)	(1.08)	(1.51)	(0.25)	(1.47)
Total dividends and distributions	(3.02)	(2.08)	(2.49)	(0.37)	(2.02)
Net Asset Value, end of year	$45.46	$31.88	$27.49	$22.35	$19.11
Total Investment Return(a)	55.91%	25.17%	39.00%	18.92%	(10.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,016.3	$622.6	$498.7	$379.2	$336.1
Ratios to average net assets:
Expenses	0.49%	0.51%	0.51%	0.50%	0.52%
Net investment income	0.66%	0.49%	0.80%	0.47%	1.94%
Portfolio turnover rate	59%	24%	24%	37%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Amount is less than $0.01 per share.

F-6

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.33	$17.64	$12.91	$15.48	$17.11
Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.07	0.06	0.06
Net realized and unrealized gains (losses) on investments	1.30	3.75	4.82	(2.31)	0.67
Total from investment operations	1.43	3.87	4.89	(2.25)	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.07)	(0.13)	(0.08)
Distributions from net realized gains	(1.25)	(0.07)	(0.09)	(0.19)	(2.28)
Total dividends and distributions	(1.38)	(0.18)	(0.16)	(0.32)	(2.36)
Net Asset Value, end of year	$21.38	$21.33	$17.64	$12.91	$15.48
Total Investment Return(a)	7.26%	22.04%	38.27%	(14.92)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$738.3	$743.2	$619.9	$467.4	$611.1
Ratios to average net assets:
Expenses	0.46%	0.47%	0.48%	0.46%	0.48%
Net investment income	0.62%	0.62%	0.47%	0.40%	0.52%
Portfolio turnover rate	16%	18%	15%	17%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

F-7

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

(c)     Less than $0.005 per share.

F-8

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.98	$9.80	$7.62	$9.04		$10.15
Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.05		0.05
Net realized and unrealized gains (losses) on investments	0.82	1.12	2.18	(1.47)		(1.11)
Total from investment operations	0.91	1.22	2.23	(1.42)		(1.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.05)	—	(c)	(0.05)
Distributions from net realized gains	(1.11)	—	—	—		—
Total dividends and distributions	(1.21)	(0.04)	(0.05)	—		(0.05)
Net Asset Value, end of year	$10.68	$10.98	$9.80	$7.62		$9.04
Total Investment Return(a)	9.52%	12.53%	29.40%	(15.70)%		(10.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$311.7	$285.5	$391.2	$165.0		$94.4
Ratios to average net assets:
Expenses	0.82%	0.82%	0.82%	0.83	%(b)	0.83	%(b)
Net investment income	0.87%	0.89%	0.80%	0.82	%(b)	0.64	%(b)
Portfolio turnover rate	14%	34%	7%	22%		17%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002 and 1.03% and 0.43%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-9

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2005	2004(d)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.56	$9.90	$7.81		$9.44		$10.44
Income From Investment Operations:
Net investment income	0.16	0.16	0.09		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.58	1.58	2.00		(1.62)		(0.99)
Total from investment operations	0.74	1.74	2.09		(1.54)		(0.90)
Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	—		(0.09)		(0.10)
Dividends from net realized gains	(0.30)	—	—		—		—
Tax Return of Capital	—	—	—		—	(c)	—
Total distributions	(0.40)	(0.08)	—		(0.09)		(0.10)
Net Asset Value, end of year	$11.90	$11.56	$9.90		$7.81		$9.44
Total Investment Return(a)	6.64%	17.75%	26.76%		(16.37)%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$833.1	$601.4	$72.9		$38.3		$23.7
Ratios to average net assets:
Expenses	0.83%	0.86%	0.90	%(b)	0.90	%(b)	0.90	%(b)
Net investment income	1.53%	1.53%	1.32	%(b)	1.22	%(b)	1.18	%(b)
Portfolio turnover rate	62%	77%	73%		96%		61%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, and 1.98% and 0.10%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

F-10

Financial Highlights

	SP LSV International Value Portfolio
	Year Ended December 31,
	2005(c)	2004		2003(c)		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.84	$7.67		$6.08		$7.35		$9.44
Income From Investment Operations:
Net investment income	0.17	0.04		0.06		0.04		0.05
Net realized and unrealized gains (losses) on investments	0.94	1.17		1.58		(1.31)		(2.09)
Total from investment operations	1.11	1.21		1.64		(1.27)		(2.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.05)		—		(0.05)
Dividends from net realized gains	(0.83)	—		—		—		—
Total dividends and distributions	(0.87)	(0.04)		(0.05)		—		(0.05)
Net Asset Value, end of year	$9.08	$8.84		$7.67		$6.08		$7.35
Total Investment Return(a)	13.77%	15.80%		27.37%		(17.17)%		(22.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.3	$240.7		$119.9		$46.4		$24.7
Ratios to average net assets:
Expenses	1.06%	1.10	%(b)	1.10	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	2.08%	0.69	%(b)	0.89	%(b)	0.55	%(b)	0.61	%(b)
Portfolio turnover rate	18%	159%		87%		141%		155%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, and 3.27% and (1.56)%, respectively, for the year ended December 31, 2001.

(c)     Calculated based upon weighted average shares outstanding during the period.

F-11

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.73	$4.09	$7.62	$9.69
Income From Investment Operations:
Net investment (loss)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	0.39	1.15	1.66	(3.51)	(2.01)
Total from investment operations	0.36	1.12	1.64	(3.53)	(2.02)
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	—	—	—	—	(0.04)
Total distributions	—	—	—	—	(0.05)
Net Asset Value, end of year	$7.21	$6.85	$5.73	$4.09	$7.62
Total Investment Return(a)	5.26%	19.55%	40.10%	(46.33)%	(20.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$152.9	$107.5	$58.9	$18.3	$15.9
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment (loss)	(0.56)%	(0.68)%	(0.73)%	(0.59)%	(0.20)%
Portfolio turnover rate	94%	79%	73%	255%	93%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (0.58)%, respectively, for the year ended December 31, 2005, 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001.

F-12

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.68	$11.54	$11.41	$10.70	$10.40
Income From Investment Operations:
Net investment income	0.37	0.22	0.23	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.10)	0.36	0.43	0.71	0.57
Total from investment operations	0.27	0.58	0.66	0.99	0.89
Less Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.28)	(0.28)	(0.34)
Dividends from net realized gains	(0.20)	(0.21)	(0.25)	— (c)	(0.25)
Total distributions	(0.74)	(0.44)	(0.53)	(0.28)	(0.59)
Net Asset Value, end of year	$11.21	$11.68	$11.54	$11.41	$10.70
Total Investment Return(a)	2.39%	5.28%	5.85%	9.39%	8.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,538.2	$1,099.0	$839.1	$471.7	$147.0
Ratios to average net assets:
Expenses	0.62%	0.65%	0.65%	0.67%	0.76	%(b)
Net investment income	3.62%	2.01%	2.19%	3.02%	3.69	%(b)
Portfolio turnover rate	590%	590%	656%	574%	718%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-13

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.07	$6.65	$4.68	$6.89		$8.38
Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.05)	(.02)	(.02)		(.01)
Net realized and unrealized gains (losses) on investments	1.16	1.47	1.99	(2.19)		(1.48)
Total from investment operations	1.14	1.42	1.97	(2.21)		(1.49)
Less Dividends and Distributions:
Dividends from net investment income	— (c)	—	—	—		—
Distributions from net realized gains	(1.34)	— (c)	—	—		—
Total dividends and distributions	(1.34)	— (c)	—	—		—
Net Asset Value, end of year	$7.87	$8.07	$6.65	$4.68		$6.89
Total Investment Return(a)	17.77%	21.39%	42.09%	(32.08)%		(17.78)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$194.8	$128.3	$170.0	$51.0		$31.2
Ratios to average net assets:
Expenses	.80%	.78%	.80%	.90	%(b)	.90	%(b)
Net investment loss	(.28)%	(.53)%	(.56)%	(.48	)%(b)	(.37	)%(b)
Portfolio turnover rate	142%	212%	213%	299%		258%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been ..98% and (.56)%, respectively, for the year ended December 31, 2002, 1.41% and (.88)%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-14

Financial Highlights

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.52	$4.84		$6.94		$8.38
Income From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	1.71		(2.07)		(1.42)
Total from investment operations	0.16	(0.06)	1.68		(2.10)		(1.44)
Net Asset Value, end of year	$6.62	$6.46	$6.52		$4.84		$6.94
Total Investment Return(a)	2.48%	(.92)%	34.71%		(30.26)%		(17.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.7	$184.1	$35.0		$12.5		$8.4
Ratios to average net assets(b):
Expenses	1.05%	1.09%	1.15	%(b)	1.15	%(b)	1.15	%(b)
Net investment loss	(0.44)%	(.82)%	(0.72	)%(b)	(0.73	)%(b)	(0.28	)%(b)
Portfolio turnover rate	192%	240%	122%		109%		83%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001.

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.51	$12.88	$9.68	$11.36		$11.13
Income From Investment Operations:
Net investment income	0.07	0.08	0.02	0.05		0.08
Net realized and unrealized gains (losses) on investments	0.52	2.57	3.18	(1.68)		0.26
Total from investment operations	0.59	2.65	3.20	(1.63)		0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.02)	— (c)	(0.05)		(0.11)
Dividends from net realized gains	(1.75)	— (c)	—	—		—
Total dividends and distributions	(1.83)	(0.02)	0.00	(0.05)		(0.11)
Net Asset Value, end of year	$14.27	$15.51	$12.88	$9.68		$11.36
Total Investment Return(a)	4.61%	20.69%	33.11%	(14.38)%		3.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350.7	$393.3	$250.6	$99.2		$47.4
Ratios to average net assets:
Expenses	0.97%	0.96%	1.04%	1.05	%(b)	1.05	%(b)
Net investment income	0.49%	0.69%	0.37%	0.69	%(b)	1.08	%(b)
Portfolio turnover rate	119%	127%	90%	116%		89%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, and 1.56% and 0.57%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-15

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2005		2004		2003		2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.00		$6.33		$5.03		$6.73		$7.94
Income From Investment Operations:
Net investment loss	(0.03)		—	(b)	(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.10		0.67		1.31		(1.69)		(1.20)
Total from investment operations	1.07		0.67		1.30		(1.70)		(1.21)
Net Asset Value, end of year	$8.07		$7.00		$6.33		$5.03		$6.73
Total Investment Return(a)	15.29%		10.58%		25.84%		(25.26)%		(15.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3		$30.1		$21.6		$10.8		$7.7
Expenses	1.07	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)
Net investment loss	(0.44	)%(d)	(0.01	)%(d)	(0.28	)%(d)	(0.30	)%(d)	(0.16	)%(d)
Portfolio turnover rate	110%		84%		93%		62%		116%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share

(c)     Calculated based upon weighted average shares outstanding during the year.

(d)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14 and (0.51)%, respectively, for the year ended December 31, 2005, 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002 and 2.61% and (1.76)%, respectively, for the year ended December 31, 2001.

F-16

Financial Highlights

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2005		2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.61		$6.23	$5.03	$7.31		$8.55
Income From Investment Operations:
Net investment income (loss)	(0.03)		(0.01)	0.00 (c)	(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.13		0.39	1.20	(2.27)		(1.23)
Total from investment operations	1.10		0.38	1.20	(2.28)		(1.24)
Less Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		—	—	—		—
Tax return of capital distributions	—		—	—	—		—	(c)
Total distributions	—		—	—	—		—	(c)
Net Asset Value, end of year	$7.71		$6.61	$6.23	$5.03		$7.31
Total Investment Return(a)	16.64%		6.10%	23.86%	(31.19)%		(14.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$73.8		$65.7	$146.5	$57.7		$35.9
Ratios to average net assets:
Expenses	1.06	%(b)	1.08%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income (loss)	(0.38	)%(b)	(0.14)%	(0.11)%	(0.27	)%(b)	(0.08	)%(b)
Portfolio turnover rate	144%		122%	38%	34%		47%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the expense and net investment loss ratios would have been 1.16% and (0.48)%, respectively, for the year ended December 31, 2005, 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively and for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

F-18

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
AllianceBernstein L.P.
Calamos Advisors LLC
Davis Advisors
Dreman Value Management LLC
Eagle Asset Management
EARNEST Partners LLC
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management LLC
J.P. Morgan Investment Management Inc.
LSV Asset Management
Marsico Capital Management, LLC
Neuberger Berman Management, Inc.
Pacific Investment Management Company, LLC
RS Investment Management, L.P.
T. Rowe Price Associates, Inc.
Salomon Brothers Asset Management Inc
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC

70 West Madison Street

Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PROSPECTUS                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    May 1, 2006

THE PRUDENTIAL SERIES FUND

Jennison Portfolio

Jennison 20/20 Focus Portfolio

Natural Resources Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
2	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
9	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
9	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Natural Resources Portfolio
13	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
16	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
19	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor

i

22	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
23	FINANCIAL HIGHLIGHTS
(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey  (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       industry/sector risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency

2

risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

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Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

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Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

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Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	14.02%	-1.99%	N/A	-5.79%
S&P 500 Index***	4.91%	0.54%	9.07%	-0.28%
Russell 1000 Growth Index****	5.26%	-3.58%	6.73%	-6.35%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average*****	7.33%	-3.18%	7.24%	-4.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 4/25/95. Portfolio (Class II) inception: 2/10/00.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date. of the Portfolio’s Class II shares.

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Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception (2/15/00)
Class II Shares	21.26%	6.61%	5.32%
S&P 500 Index**	4.91%	0.54%	0.04%
Russell 1000 Index***	6.27%	1.07%	0.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-0.68%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	1.69%

*           The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**         The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

***       The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio’s Class II shares.

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Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.60% (4th quarter of 1997)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class II Shares	N/A	N/A	N/A	50.56%
S&P 500 Index***	4.91%	0.54%	9.07%	9.28%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.38%	16.90%	13.04%	42.26%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Returns of Portfolios in existence for less than one year are not annualized. Portfolio (Class I) inception: 5/1/88. Portfolio (Class II) inception: 4/28/05.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month end return to the inception date of the Portfolio’s Class II shares.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month end return to the inception date of the Portfolio’s Class II shares.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II
Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Jennison Portfolio	N/A	0.60	0.25	0.18	1.03
Jennison 20/20 Focus Portfolio	N/A	0.75	0.25	0.27	1.27
Natural Resources	N/A	0.45	0.25	0.19	0.89

(1)                       Includes 0.15% administration fee.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison Portfolio	105	328	569	1,259
Jennison 20/20 Focus Portfolio	129	403	697	1,534
Natural Resources Portfolio	91	284	493	1,096

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental

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policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of up to 20 value stocks and up to 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow

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multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•       Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•       Purchase or sell securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

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We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions. Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

*              *              *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also

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expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

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Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

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The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison 20/20 Focus	0.75
Jennison	0.60
Natural Resources	0.45

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•       Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from

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the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Natural Resources Portfolio

David A. Kiefer, CFA, and Michael A. Del Balso are the portfolio managers of the Portfolio. Mr. Kiefer generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

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The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not

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provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

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Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset

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Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

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Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2005(c)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.97	$16.46	$12.70	$18.45	$22.88
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.02	(0.01)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.57	1.50	3.77	(5.73)	(4.25)
Total from investment operations	2.52	1.52	3.76	(5.75)	(4.24)
Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	— (b)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	(0.01)	—	—	(0.19)
Net Asset Value, end of year	$20.49	$17.97	$16.46	$12.70	$18.45
Total Investment Return(a)	14.02%	9.22%	29.61%	(31.17)%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18.2	$84.9	$74.3	$48.1	$59.6
Ratios to average net assets:
Expenses	1.03%	1.04%	1.04%	1.01%	1.04%
Net investment income (loss)	(0.27)%	0.11%	(0.13)%	(0.19)%	(0.19)%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

(c)     Calculated based upon average shares during the year.

F-1

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.23	$10.60	$8.23	$10.63	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.01	0.01	— (a)	— (a)	0.02
Net realized and unrealized gains (losses) on investments	2.59	1.62	2.37	(2.40)	(.15)
Total from investment operations	2.60	1.63	2.37	(2.40)	(.13)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	—	—	—	(0.23)
Net Asset Value, end of year	$14.83	$12.23	$10.60	$8.23	$10.63
Total Investment Return(b)	21.26%	15.38%	28.80%	(22.58)%	(1.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.3	$101.0	$39.6	$7.5	$2.0
Ratios to average net assets:
Expenses	1.27%	1.28%	1.35%	1.37%	1.33%
Net investment income (losses)	0.03%	(0.02)%	(0.22)%	(0.21)%	0.06%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)     Less than $0.005 per share.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Natural Resources Portfolio
	Class II
	April 28, 2005(d) through December 31, 2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$30.10
Income From Investment Operations:
Net investment income	0.05
Net realized and unrealized gains on investments	15.17
Total from investment operations	15.22
Net Asset Value, end of period	$45.32
Total Investment Return(a)	50.56%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.1
Ratios to average net assets:
Expenses	0.89	%(b)
Net investment income	0.33	%(b)
Portfolio turnover rate	59	%(c)

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Annualized.

(c)     Not annualized.

(d)     Commencement of offering of Class II shares.

F-2

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623